UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz
William Blair Funds
222 West Adams Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	February 25, 2016 Annual Reports transmitted to shareholders.

December 31, 2015
William Blair Funds Annual Report

December 31, 2015	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2015

Performance as of December 31, 2015—Class N Shares (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	5.31	14.86	11.44	8.01	3/20/1946	****
Morningstar Large Growth	3.60	15.27	11.70	7.33		Among 1,542
Russell 3000® Growth Index	5.09	16.62	13.30	8.49		Large Growth Funds
S&P 500® Index	1.38	15.13	12.57	7.31

Large Cap Growth Fund
Class N	7.04	17.62	13.15	7.43	12/27/1999	****
Morningstar Large Growth	3.60	15.27	11.70	7.33		Among 1,542
Russell 1000® Growth Index	5.67	16.83	13.53	8.53		Large Growth Funds

Large Cap Value Fund
Class N	(5.70)	10.83	—	11.68	10/24/2011	***
Morningstar Large Value	(4.05)	11.63	—	—		Among 1,190
Russell 1000® Value Index	(3.83)	13.08	—	13.94		Large Value Funds

Mid Cap Growth Fund
Class N	(0.20)	11.39	9.27	7.55	2/1/2006	***
Morningstar Mid-Cap Growth	(0.95)	12.82	9.59	—		Among 644
Russell Midcap® Growth Index	(0.20)	14.88	11.54	7.59		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	(2.13)	12.55	10.04	10.35	5/3/2010	****
Morningstar Mid-Cap Value	(5.41)	11.50	9.06	—		Among 407
Russell Midcap® Value Index	(4.78)	13.40	11.25	11.21		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	4.47	16.99	12.37	9.27	12/29/2003	****
Morningstar Mid-Cap Growth	(0.95)	12.82	9.59	7.16		Among 644
Russell 2500TM Growth Index	(0.19)	14.54	11.43	8.49		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	(3.13)	11.38	—	12.60	12/15/2011	***
Morningstar Small Blend	(5.38)	10.34	—	—		Among 638
Russell 2500® Value Index	(5.49)	10.51	—	13.62		Small Blend Funds

Small Cap Growth Fund
Class N	(4.44)	14.42	8.94	6.01	12/27/1999	***
Morningstar Small Growth	(2.41)	12.20	9.40	7.14		Among 660
Russell 2000® Growth Index	(1.38)	14.28	10.67	7.95		Small Growth Funds

Small Cap Value Fund
Class N	(5.77)	11.00	7.44	7.28	12/23/1996	***
Morningstar Small Blend	(5.38)	10.34	8.22	6.27		Among 638
Russell 2000® Value Index	(7.47)	9.06	7.67	5.57		Small Blend Funds

Global Leaders Fund
Class N	2.49	8.72	7.78	2.55	10/15/2007	****
Morningstar World Stock	(1.69)	8.26	6.51	—		Among 984
MSCI ACW IMI (net)	(2.19)	7.86	6.11	1.78		World Stock Funds

December 31, 2015	William Blair Funds	3

Performance as of December 31, 2015—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Global Small Cap Growth Fund
Class N	9.07	—	—	13.94	4/10/2013	Not rated.
Morningstar World Stock	(1.69)	—	—	—
MSCI ACW Small Cap Index (net)	(1.04)	—	—	6.43

International Leaders Fund
Class N	6.01	7.01	—	8.69	8/16/2012	****
Morningstar Foreign Large Growth	0.95	4.94	—	—		Among 323
MSCI ACW Ex-U.S. IMI (net)	(4.60)	2.02	—	4.36		Foreign Large Growth Funds

International Equity Fund
Class N	1.54	5.54	3.79	2.52	5/24/2004	***
Morningstar Foreign Large Growth	0.95	4.94	3.80	3.95		Among 323
MSCI World Ex-U.S. Index (net)	(3.04)	3.93	2.79	2.92		Foreign Large Growth Funds

International Growth Fund
Class N	(0.27)	4.61	3.89	3.66	10/1/1992	***
Morningstar Foreign Large Growth	0.95	4.94	3.80	3.95		Among 323
MSCI ACW Ex-U.S. IMI (net)	(4.60)	2.02	1.27	3.18		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	9.67	8.11	6.02	5.67	11/1/2005	***
Morningstar Foreign Small/Mid Growth	7.05	8.85	6.24	5.65		Among 136
MSCI ACW Small Cap Ex-U.S. Index (net)	2.60	5.64	2.63	4.97		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	(14.56)	(4.67)	(3.45)	(0.11)	5/3/2010	****
Morningstar Diversified Emerging Markets	(13.79)	(5.69)	(4.45)	—		Among 578 Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	(14.92)	(6.76)	(4.81)	(1.71)

Emerging Markets Growth Fund
Class N	(15.03)	(3.89)	(2.38)	3.30	6/6/2005	****
Morningstar Diversified Emerging Markets	(13.79)	(5.69)	(4.45)	3.19		Among 578 Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	(13.86)	(6.12)	(4.59)	3.94

Emerging Markets Small Cap Growth Fund
Class N	(6.40)	7.63	—	12.34	10/24/2011	*****
Morningstar Diversified Emerging Markets	(13.79)	(5.69)	—	—		Among 578 Diversified Emerging Markets Funds
MSCI Emerging Markets Small Cap Index (net)	(6.85)	(1.67)	—	2.05

Bond Fund
Class N	(0.23)	1.13	3.77	4.91	5/1/2007	****
Morningstar Intermediate-Term Bond	(0.26)	1.16	3.22	—		Among 947
Barclays U.S. Aggregate Bond Index	0.55	1.44	3.25	4.47		Intermediate-Term Bond Funds

4	Annual Report	December 31, 2015

Performance as of December 31, 2015—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Income Fund
Class N	0.39	0.60	2.57	3.12	10/1/1990	****
Morningstar Short-Term Bond	0.19	0.54	1.49	2.86		Among 493
Barclays Intermediate Government/Credit Bond Index	1.07	1.10	2.58	4.04		Short-Term Bond Funds

Low Duration Fund
Class N	0.01	0.19	1.01	1.04	12/1/2009	***
Morningstar Ultra Short Bond	0.17	0.34	0.70	—		Among 124
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.15	0.20	0.28	0.34		Ultrashort Bond Funds

Macro Allocation Fund
Class N	(6.24)	2.86	—	6.12	11/29/2011	****
Morningstar Multialternative	(2.58)	1.66	—	—		Among 240
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.05	—	0.07		Multialternative Funds
Long-Term Comparative Index	(0.27)	3.00	—	3.89

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2015 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/**** and Large Cap Growth Fund ****/****/***, out of 1,542/1,326/933 large growth funds; Large Cap Value Fund ***/NA/NA, out of 1,190/NA/NA large value funds; Mid Cap Growth Fund ***/***/NA and Small-Mid Cap Growth Fund *****/****/**** out of 644/577/431 mid-cap growth funds; Mid Cap Value Fund ****/****/NA, out of 407/343/NA mid-cap value funds; Small Cap Growth Fund ****/***/**, out of 660/588/423 small growth funds; Small-Mid Cap Value Fund ***/NA /NA and Small Cap Value Fund ***/**/**** out of 638/564/366 small blend funds; Global Leaders Fund ***/****/NA out of 984/781/NA world stock funds; International Equity Fund ****/***/**, International Growth Fund ***/***/***, and International Leaders Fund ****/NA/NA out of 323/288/189 foreign large growth funds; International Small Cap Growth Fund ***/***/*** out of 136/115/77 foreign small/mid growth funds; Emerging Markets Leaders Fund ****/****/NA, Emerging Markets Growth Fund ****/****/***, and Emerging Markets Small Cap Growth *****/NA/NA out of 578/386/172 diversified emerging markets funds; Bond Fund ***/****/NA out of 947/829/NA intermediate-term bond funds; Income Fund ***/*****/*** out of 493/406/278 short-term bond funds; Low Duration Fund **/****/NA out of 124/80/NA ultrashort bond funds; and Macro Allocation Fund ****/NA/NA out of 240/NA/NA multialternative funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2015	William Blair Funds	5

U.S. Growth Market Review and Outlook

Broadly, the domestic equity market modestly advanced over the first half of 2015 as strong consumer confidence, improving labor market health, and solid housing data suggested continued health of the U.S. economy. In addition, the equity market was supported by strong mergers and acquisitions (“M&A”) activity driven by healthy corporate balance sheets, the continued availability of cheap debt financing and a generally favorable market response to deal announcements. However, market volatility spiked late in the summer and downdrafts in August and September, driven by concerns of slowing growth in China and potential spillover effects for global economic growth, weighed significantly on market returns.

Volatility continued in the fourth quarter. Following third quarter weakness, the market rebounded strongly in October as investor fears were eased by the combination of better data out of China and continued solid U.S. economic data. In the U.S., steady improvement in employment, signs of acceleration in wage growth, low gas prices, and solid housing data bolstered consumer confidence. However, challenges in the manufacturing segment of the economy, in part due to weakness in energy and commodity-driven industries and exacerbated by weak exports related to a strong dollar, remained a concern. In December, Brent Crude Oil fell below $40 a barrel for the first time since the 2008 financial crisis. Moreover, credit spreads in both high yield and investment grade bonds widened over the course of the year, suggesting growing concerns over either a slowing economy or rising default risk, or both. While much of this was tied to highly indebted companies with exposure to global commodities, high yield spreads nevertheless bear monitoring.

After speculation through much of 2015 as to when the Federal Reserve (the “Fed”) would begin to raise interest rates, the Fed raised rates by 25 basis points in December, the first rate increase in nine years. While the move was largely anticipated by the market, there was an uptick in volatility surrounding the announcement as investors digested the dovish commentary that accompanied the rate hike and reiterated the Fed’s data-dependent stance on the trajectory of future monetary policy implementation. The Fed’s first move toward policy re-normalization along with the aforementioned pockets of weakness in the economy caused investors to question the durability of U.S. growth, especially given more challenged growth prospects abroad. These factors contributed to weaker equity markets in the final month of the year.

With the Fed’s first rate hike behind us, investor conversation has shifted to speculation around the pace at which the Fed will pursue monetary policy re-normalization. While policy mistakes on this front could pose a risk to economic growth, we also acknowledge that we remain in an environment of near-zero rates and accommodative fiscal policy in the U.S., as well as generally stimulative policies abroad. The Fed has set expectations for a gradual path of rising rates as it looks for progress toward its inflation target of 2%. We believe interest rates are likely to stay lower for longer due to economic risks abroad and the excess capacity currently present in many parts of the global economy today, both of which are likely to limit inflationary pressures relative to past cycles.

Among these risks, China remains notable. While the country tries to engineer a soft landing, structural headwinds remain as China faces a difficult transition from an industrial to a consumer-led economy. China’s trajectory on this front will have important implications for other emerging markets, particularly commodity-driven economies reliant on Chinese demand. With respect to energy and commodity markets in general, there could be further fallout in the space if the current supply and demand imbalances persist.

In terms of the market, we expect that the increased volatility observed in the second half of 2015 will continue into 2016, supported by the Fed’s data-dependent policy stance, China’s uncertain economic trajectory, the U.S. presidential election, and a more challenging backdrop for corporate earnings growth. Nearly seven years into an economic recovery and with profit margins near peak levels, we believe fundamentally driven earnings growth will be harder to achieve going-forward. That being said, the balance sheets of U.S. corporations generally remain healthy and the translation impact of foreign exchange headwinds appears to be largely behind them. Given our bias toward companies with durable long-term growth opportunities that trade at attractive valuations relative to those characteristics, we believe our style of investing is likely to be rewarded in this type of market environment.

6	Annual Report	December 31, 2015

U.S. Value Market Review and Outlook

Broadly, the domestic equity markets modestly advanced over the first half of 2015 as strong consumer confidence, improving labor market health and solid business data helped overcome early economic disappointments and suggested continued health of the U.S. economy. In addition, the equity markets were supported by strong mergers and acquisitions (“M&A”) activity driven by healthy corporate balance sheets, the continued availability of cheap debt financing and a generally favorable market response to deal announcements. However, market volatility spiked late in the summer and market declines in August and September, driven by continued weak commodity prices and concerns of slowing growth in China, including potential spillover effects for global economic growth, weighed significantly on market returns for the year.

After most value benchmark indices posted consecutive quarters of negative returns, the domestic equity markets traded higher in the fourth quarter. October and November returns were driven by continued solid U.S. economic data as news of a lowering unemployment rate, signs of acceleration in wage growth, low gas prices, and solid housing data bolstered consumer confidence. While domestic economic data broadly continued to improve, dovish commentary early in the fourth quarter from the Federal Reserve (the “Fed”) helped propel domestic equity markets higher. In addition, improved economic data out of China, which many hope signals economic stabilization, helped support market gains early in the fourth quarter.

December returns were negatively impacted by continued weakness in commodities, highlighted by oil prices that fell below $40 per barrel for the first time since the 2008 financial crisis. While U.S. consumers continue to drive domestic economic expansion, disappointing industrial data contributed to market declines in December. Moreover, credit spreads in both high yield and investment grade bonds widened over the course of the year, suggesting rising concerns over either a slowing economy or rising default risk, or both. While much of the widening in credit spreads was tied to highly indebted companies with significant exposure to global commodities, high yield spreads nevertheless bear monitoring.

After much speculation in 2015 as to when the Fed would begin to raise interest rates, the Fed raised rates by 25 basis points in December, the first increase in nine years. While the move was largely anticipated by the market, there was an uptick in volatility surrounding the announcement as investors digested the dovish commentary that accompanied the rate hike and reiterated the Fed’s data-dependent stance on the trajectory of future monetary policy implementation. The Fed’s first move toward policy re-normalization, along with the aforementioned pockets of weakness in the economy, caused investors to question the durability of U.S. growth—especially given more challenged growth prospects abroad. These factors contributed to weaker equity markets in the final month of the year.

We continue to be constructive on the domestic equity markets and, absent a major global economic disruption, we expect U.S. economic expansion to continue at a slow and steady pace. With that said, we anticipate continued volatility in 2016 due to geopolitical tensions, concerns over a slowdown in China, the potential for further commodity weakness, the upcoming U.S. presidential election, and a more challenging backdrop for corporate earnings growth. Higher-quality companies typically outperform lower-quality companies when volatility rises, which should benefit our Funds given our higher-quality bias.

We believe that the Fed is less likely to raise rates into an uncertain U.S. and global economic growth backdrop, and temporary economic hiccups are likely to materialize that may delay future Fed rate increases. As the U.S. moves toward monetary policy normalization and many global central banks are following an accommodative policy, this policy divergence may amplify the strength of the U.S. dollar. Further strengthening of the dollar could offset accommodative policy measures in emerging and global markets. This scenario could stress global economic growth and ultimately disrupt the trajectory of the U.S. recovery. While we do not attempt to predict the timing or trajectory of future Fed rate increases, we believe rates will remain lower for longer than they otherwise would have due to economic risks abroad and the excess capacity that exists in many parts of the global economy today, both of which are likely to limit inflationary pressures.

Among these risks for the global economy, China remains important. While the country tries to engineer a soft landing, evident in its recent currency devaluation and supply side reforms, structural headwinds remain. China has been overly dependent on fixed asset investment in real estate, manufacturing capacity, and infrastructure to drive economic growth and faces a difficult transition from an industrial economy to a consumer-led economy. China’s trajectory on this front will have important implications for other emerging markets, particularly commodity-driven economies reliant on Chinese demand. With respect to energy and commodity markets risk, there could be further fallout in the space if the current supply and demand imbalances persist.

While we are cognizant of these macroeconomic variables, our focus remains on identifying attractive risk/reward opportunities based on individual company fundamentals. From our bottom-up perspective, we remain constructive on corporate earnings, albeit against a backdrop of lower revenue growth and increasing margin pressure from higher wages. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Funds are well-suited to withstand a variety of market scenarios and add value over the long-term.

December 31, 2015	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 5.31% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 5.09%.

The Fund’s outperformance relative to the Index for 2015 was driven by stock selection as style factors were mostly offsetting. Strong stock selection in Information Technology was a standout positive during the year. While we held many good performers, positions in Alphabet (formerly Google Inc.) and Vantiv were the top contributors to return within the sector. Amazon.com (Consumer Discretionary) was our largest individual contributor to return during the period while positions in Equifax (Industrials) and Bristol-Myers Squibb (Health Care) also added value. Alphabet outperformed on strong growth in both its core search business and in YouTube while Amazon.com outperformed on strong growth out of both its core e-commerce business and its rapidly growing AWS segment. Conversely, stock selection within Consumer Staples, including positions in Keurig Green Mountain and Mead Johnson Nutrition, detracted from 2015 relative performance. Keurig Green Mountain underperformed on disappointing business results for its hot platform and investor skepticism of the company’s launch strategy for the Keurig Kold platform. Other notable underperformers included Precision Castparts (Industrials), Encore Capital Group (Financials) and Borg Warner (Consumer Discretionary). Precision Castparts underperformed due to a reduction of inventory destocking by a major customer and a drop in orders following the collapse of oil prices. From a style perspective, increasing investor concerns about the sustainability of economic growth, given that we have likely moved past the mid-point of the current economic cycle, contributed to a gravitation toward more consistent growers and less sensitivity to valuation. As such, the Fund’s overweight to higher valuation stocks, an exposure driven by our typical bias toward less cyclical and more sustainable growers, was a modest tailwind during the period. At the same time, the Fund’s typical smaller-size profile relative to the Index worked against the Fund as large- and mega-cap stocks outperformed their small- and mid-cap counterparts by a considerable margin during the year. During 2015, the Fund participated in one initial public offering for Square Inc., which had a modest positive impact on performance.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Annual Report	December 31, 2015

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	5.31%	14.86%	11.44%	8.01%
Class I	5.69	15.25	11.82	8.36
Russell 3000® Growth Index	5.09	16.62	13.30	8.49
S&P 500® Index	1.38	15.13	12.57	7.31

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	9

Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—32.9%
*	Adobe Systems, Inc.	144,300	$13,556
*	Akamai Technologies, Inc.	103,999	5,473
*	Alphabet, Inc. Class “C”	44,738	33,951
*	Alphabet, Inc. Class “A”	43,180	33,595
*	CoStar Group, Inc.	50,357	10,408
*	Facebook, Inc.	226,900	23,747
*	Guidewire Software, Inc.	151,000	9,084
	Mastercard, Inc.	399,300	38,876
	Microsoft Corporation	372,900	20,689
*	NeuStar, Inc.	362,678	8,693
*	Pandora Media, Inc.	649,783	8,714
*	Red Hat, Inc.	233,306	19,320
*	ServiceNow, Inc.	80,900	7,003
*	Square, Inc.	397,255	5,200
	Texas Instruments, Inc.	349,500	19,156
*	Vantiv, Inc.	316,600	15,013
*	Workday, Inc.	77,200	6,151
			278,629
	Consumer Discretionary—21.0%
*	Amazon.com, Inc.	52,900	35,755
	BorgWarner, Inc.	343,700	14,858
	Dollar General Corporation	342,000	24,580
	Lowe’s Cos., Inc.	420,600	31,982
	Newell Rubbermaid, Inc.	387,400	17,077
*	Sally Beauty Holdings, Inc.	470,400	13,119
*	Steven Madden, Ltd.	196,100	5,926
*	The Priceline Group, Inc.	10,885	13,878
	VF Corporation	229,900	14,311
	Williams-Sonoma, Inc.	100,600	5,876
			177,362
	Health Care—16.0%
*	Align Technology, Inc.	176,800	11,642
*	Biogen, Inc.	53,500	16,390
*	BioMarin Pharmaceutical, Inc.	84,000	8,800
	Bristol-Myers Squibb Co.	450,100	30,962
*	Cerner Corporation	313,600	18,869
*	Exact Sciences Corporation	190,000	1,754
	Gilead Sciences, Inc.	230,570	23,331
*	Medivation, Inc.	108,244	5,233
	Perrigo Co. plc†	54,900	7,944
	Shire plc-ADR	49,100	10,066
			134,991
	Industrials—14.9%
	AMETEK, Inc.	331,900	17,787
	Danaher Corporation	196,800	18,279
	Equifax, Inc.	122,204	13,610
	Rockwell Collins, Inc.	137,200	12,664
*	RPX Corporation	140,677	1,547
	Towers Watson & Co.	113,400	14,567
*	TransDigm Group, Inc.	69,780	15,941
	Union Pacific Corporation	274,300	21,450
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Industrials—(continued)
*	Verisk Analytics, Inc.	131,020	$10,073
			125,918
	Financials—9.5%
*	Affiliated Managers Group, Inc.	79,200	12,653
*	Encore Capital Group, Inc.	258,021	7,503
	Intercontinental Exchange, Inc.	75,800	19,425
*	Markit, Ltd.†	441,063	13,307
	Moody’s Corporation	171,000	17,158
*	Signature Bank	69,800	10,705
			80,751
	Energy—2.4%
	Schlumberger, Ltd.†	184,200	12,848
	Suncor Energy, Inc.†	296,300	7,644
			20,492
	Consumer Staples—2.0%
	Costco Wholesale Corporation	106,000	17,119
	Total Common Stocks—98.7% (cost $664,436)		835,262

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $7,796, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$7,795	7,795
	Total Repurchase Agreement—0.9% (cost $7,795)		7,795
	Total Investments—99.6% (cost $672,231)		843,057
	Cash and other assets, less liabilities—0.4%		3,441
	Net assets—100.0%		$846,498

  ADR = American Depository Receipt

  * Non-income producing securities

  † = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2015

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 7.04% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 5.67%.

The Fund’s outperformance during 2015 was driven by stock selection. Good stock selection within Consumer Discretionary and Information Technology contributed significantly to returns. Within Consumer Discretionary, top performers included Amazon.com, Home Depot, and O’Reilly Automotive, while within Information Technology, Alphabet (formerly Google Inc.) was a notable contributor. Alphabet outperformed on strong growth in both its core search business and in YouTube while Amazon.com outperformed on strong growth out of both its core e-commerce business and its rapidly growing AWS segment. In addition, the Fund benefited from strong performance from its position in Equifax (Industrials). Conversely, stock selection within Consumer Staples, including the Fund’s positions in Keurig Green Mountain and Mead Johnson Nutrition, detracted from 2015 performance. Keurig Green Mountain underperformed on disappointing business results for its hot platform and investor skepticism of the company’s launch strategy for the Keurig Kold platform. Other notable underperformers included Affiliated Managers Group (Financials), Union Pacific Corporation (Industrials), and Cerner Corporation (Health Care). Union Pacific Corporation underperformed due to lower coal and crude-by-rail volumes being transported over its railroad network. From a style perspective, increasing investor concerns about the sustainability of economic growth, given that we have likely moved past the mid-point of the current economic cycle, contributed to a gravitation toward more consistent growers and less sensitivity to valuation. As such, the Fund’s overweight to higher-valuation stocks, an exposure driven by our typical bias toward less cyclical and more sustainable growers, was a modest tailwind during the year.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2015	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	7.04%	17.62%	13.15%	7.43%
Class I	7.26	17.89	13.42	7.67
Russell 1000® Growth Index	5.67	16.83	13.53	8.53

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2015

Large Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—29.8%
*	Adobe Systems, Inc.	19,950	$1,874
*	Alphabet, Inc. Class “C”	2,606	1,978
*	Alphabet, Inc. Class “A”	3,850	2,995
	Apple, Inc.	46,305	4,874
*	Facebook, Inc.	20,430	2,138
	Mastercard, Inc.	23,280	2,267
*	Red Hat, Inc.	28,170	2,333
	Texas Instruments, Inc.	41,530	2,276
			20,735
	Consumer Discretionary—24.3%
*	Amazon.com, Inc.	4,480	3,028
	BorgWarner, Inc.	34,270	1,482
	Dollar General Corporation	39,290	2,824
*	O’Reilly Automotive, Inc.	7,920	2,007
	Starbucks Corporation	17,510	1,051
*	Tesla Motors, Inc.	3,170	761
	The Home Depot, Inc.	27,590	3,649
*	The Priceline Group, Inc.	738	941
	VF Corporation	18,320	1,140
			16,883
	Health Care—17.0%
*	Biogen, Inc.	6,190	1,896
	Bristol-Myers Squibb Co.	32,640	2,245
*	Cerner Corporation	36,300	2,184
*	IDEXX Laboratories, Inc.	24,430	1,782
	UnitedHealth Group, Inc.	16,900	1,988
	Zoetis, Inc.	35,560	1,704
			11,799
	Industrials—8.5%
	Danaher Corporation	9,460	879
*	TransDigm Group, Inc.	6,840	1,562
	Union Pacific Corporation	27,530	2,153
*	Verisk Analytics, Inc.	16,900	1,299
			5,893
	Financials—7.8%
*	Affiliated Managers Group, Inc.	11,810	1,887
	Citigroup, Inc.	40,990	2,121
	Moody’s Corporation	14,280	1,433
			5,441
	Consumer Staples—6.7%
*	Monster Beverage Corporation	8,280	1,233
	The Estee Lauder Cos., Inc.	16,970	1,494
	The Kroger Co.	46,580	1,949
			4,676
	Energy—1.8%
	Schlumberger, Ltd.†	17,820	1,243
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Telecommunication Services—1.4%
*	SBA Communications Corporation	9,120	$958
	Materials—1.0%
	PPG Industries, Inc.	6,640	656
	Total Common Stocks—98.3% (cost $55,465)		68,284

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $740, collateralized by U.S. Treasury Note 2.375%, due 8/15/24	$740	740
	Total Repurchase Agreement—1.0% (cost $740)		740
	Total Investments—99.3% (cost $56,205)		69,024
	Cash and other assets, less liabilities—0.7%		457
	Net assets—100.0%		$69,481

  * Non-income producing securities

  † = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	13

Large Cap Value Fund

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 5.70% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), decreased 3.83%.

The Fund’s underperformance relative to the Index during 2015 was driven by stock selection. Performance within Industrials, the largest sector detractor from relative performance, was driven by a lack of exposure to Industrial Conglomerates and stock selection within Machinery, Road & Rail, and Aerospace & Defense within the sector. Energy was another meaningful sector detractor from relative performance as stock selection within Exploration & Production, coupled with an overweight to an underperforming segment, drove the underperformance within the sector. A lack of exposure to Storage & Transportation, the largest contributor at the sub-industry level, helped offset some of the negative relative returns within the sector. Consumer Staples was the largest sector contributor to relative performance as an overweight in Beverages and Tobacco, combined with positive stock selection within Food & Staples Retailing, drove sector returns. Looking specifically at stock selection, the Fund’s largest detractor from relative performance was Anadarko Petroleum (Energy). Anadarko is an independent exploration and production company. The underperformance was primarily due to continued weakness in the oil and gas markets. Other notable detractors included Devon Energy (Energy) and Kansas City Southern (Industrials). Offsetting these detractors were the Fund’s investments in Boston Scientific (Health Care), Molson Coors Brewing Company (Consumer Staples), and T-Mobile US (Telecommunications). T-Mobile US offers voice, messaging, and data services. The outperformance was due to continued strong new subscriber growth and speculation regarding the possible acquisition of the company.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

14	Annual Report	December 31, 2015

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	Since Inception(a)
Class N	(5.70)%	10.83%	11.68%
Class I	(5.58)	11.04	11.92
Russell 1000® Value Index	(3.83)	13.08	13.94

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	15

Large Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—31.1%
	American International Group, Inc.	1,185	$73
	American Tower Corporation	556	54
	Bank of America Corporation	6,450	109
*	CBRE Group, Inc.	1,064	37
	Citigroup, Inc.	2,077	108
	Citizens Financial Group, Inc.	2,336	61
	CNA Financial Corporation	877	31
	Discover Financial Services	597	32
	JPMorgan Chase & Co.	1,831	121
	Lincoln National Corporation	989	50
	Morgan Stanley	1,177	37
	Regions Financial Corporation	5,976	57
	SunTrust Banks, Inc.	1,563	67
*	Synchrony Financial	1,788	54
	The Charles Schwab Corporation	1,788	59
	Zions Bancorporation	1,392	38
			988
	Information Technology—13.6%
	Belden, Inc.	627	30
	Broadcom Corporation	654	38
	Cisco Systems, Inc.	3,345	91
*	Citrix Systems, Inc.	464	35
	Corning, Inc.	1,807	33
	HP, Inc.	1,907	22
	Microsoft Corporation	1,926	107
	QUALCOMM, Inc.	973	49
*	VeriFone Systems, Inc.	990	28
			433
	Health Care—11.1%
	Baxalta, Inc.	664	26
*	Boston Scientific Corporation	2,687	49
	Cardinal Health, Inc.	478	43
*	Express Scripts Holding Co.	531	46
	Merck & Co., Inc.	1,641	87
	PerkinElmer, Inc.	818	44
	Zimmer Biomet Holdings, Inc.	545	56
			351
	Energy—10.3%
	Anadarko Petroleum Corporation	853	42
	Baker Hughes, Inc.	1,155	53
	Chevron Corporation	794	71
	Devon Energy Corporation	944	30
	Diamond Offshore Drilling, Inc.	556	12
	Exxon Mobil Corporation	1,039	81
	Hess Corporation	786	38
			327

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—9.3%
	FedEx Corporation	215	$32
	Ingersoll-Rand plc†	507	28
	Kansas City Southern	363	27
*	SPX FLOW, Inc.	591	16
	Textron, Inc.	1,615	68
	The Boeing Co.	275	40
	Union Pacific Corporation	331	26
	United Technologies Corporation	595	57
			294
	Consumer Staples—7.2%
	General Mills, Inc.	606	35
	Molson Coors Brewing Co.	450	42
	Philip Morris International, Inc.	1,056	93
	Walgreens Boots Alliance, Inc.	703	60
			230
	Consumer Discretionary—5.5%
	Big Lots, Inc.	583	22
	Brunswick Corporation	692	35
*	Burlington Stores, Inc.	515	22
	CBS Corporation	657	31
	Delphi Automotive plc†	419	36
*	MGM Resorts International	1,228	28
			174
	Materials—5.0%
	Alcoa, Inc.	3,186	31
	EI du Pont de Nemours & Co.	550	37
*	Owens-Illinois, Inc.	2,496	44
	Valspar Corporation	571	47
			159
	Utilities—3.6%
	NextEra Energy, Inc.	681	71
	WEC Energy Group, Inc.	858	44
			115
	Telecommunication Services—2.5%
*	T-Mobile US, Inc.	1,499	58
	Verizon Communications, Inc.	449	21
			79
	Total Common Stocks—99.2% (cost $2,776)		3,150
	Total Investments—99.2% (cost $2,776)		3,150
	Cash and other assets, less liabilities—0.8%		26
	Net assets—100.0%		$3,176

* Non-income producing securities

  † = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2015

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci Daniel Crowe

The William Blair Mid Cap Growth Fund (Class N shares) posted a 0.20% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), decreased 0.20%.

The Fund performed in line with the Index during 2015, with results driven by stock selection and a modest style benefit. From a stock selection standpoint, Information Technology and Industrials were areas of strength. Within Information Technology, Vantiv and Genpact were top contributors to relative performance and within Industrials, Equifax and the Fund’s typical bias toward business services companies drove strong results. Vantiv operates in the payment processing industry as a merchant acquirer and benefited from strong business results in 2015, with particularly strong growth in areas such as e-commerce and integrated payments. Other notable contributors included Airgas (Materials) and BioMarin Pharmaceutical (Health Care). Airgas is a leader in the industrial gas industry and its agreement to be acquired for a significant premium during the fourth quarter drove outperformance. In terms of negatives, Polaris Industries (Consumer Discretionary), Affiliated Managers Group (Financials), Old Dominion Freight Line (Industrials), and Michael Kors Holdings (Consumer Discretionary) were among the Fund’s top detractors. Polaris Industries underperformed due to increasing competitive threats in the off road vehicle market and weaker demand in regions heavily impacted by the collapse of U.S. energy and agricultural markets. Consumer Staples was also an area of weakness, in part due to the Fund’s position in Keurig Green Mountain. Keurig Green Mountain underperformed on disappointing business results for its hot platform and investor skepticism of the company’s launch strategy for the Keurig Kold platform. From a style perspective, increasing investor concerns about the sustainability of economic growth, given that we have likely moved past the mid-point of the current economic cycle, contributed to a gravitation toward more consistent growers and underperformance from the lowest P/E stocks in the Index. As such, the Fund’s overweight to higher valuation stocks, an exposure driven by our typical bias toward less cyclical and more sustainable growers, was a modest tailwind during the year.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2015	William Blair Funds	17

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(0.20)%	11.39%	9.27%	7.55%
Class I	0.00	11.66	9.55	7.84
Russell Midcap® Growth
Index	(0.20)	14.88	11.54	7.59

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2015

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Consumer Discretionary—25.0%
	BorgWarner, Inc.	144,943	$6,266
	Brunswick Corporation	78,900	3,985
	*Chipotle Mexican Grill, Inc.	3,325	1,595
	Dollar General Corporation	97,565	7,012
	Hanesbrands, Inc.	168,600	4,962
	L Brands, Inc.	28,100	2,693
	Newell Rubbermaid, Inc.	101,600	4,479
*	O’Reilly Automotive, Inc.	13,634	3,455
	Polaris Industries, Inc.	45,730	3,930
	Ross Stores, Inc.	87,100	4,687
*	Sally Beauty Holdings, Inc.	74,901	2,089
	Six Flags Entertainment Corporation	53,680	2,949
	Williams-Sonoma, Inc.	32,127	1,877
			49,979
	Industrials—19.1%
	AMETEK, Inc.	72,958	3,910
	Carlisle Cos., Inc.	39,800	3,530
	Equifax, Inc.	36,000	4,009
*	Old Dominion Freight Line, Inc.	118,886	7,023
	Rockwell Collins, Inc.	59,070	5,452
*	The Middleby Corporation	24,970	2,693
	Towers Watson & Co.	30,490	3,917
*	TransDigm Group, Inc.	13,200	3,016
*	Verisk Analytics, Inc.	60,980	4,688
			38,238
	Information Technology—18.3%
*	Akamai Technologies, Inc.	30,179	1,588
	Booz Allen Hamilton Holding Corporation	73,100	2,255
*	CoStar Group, Inc.	22,577	4,667
*	Genpact, Ltd.†	217,252	5,427
*	Guidewire Software, Inc.	64,620	3,888
*	IPG Photonics Corporation	18,724	1,669
	MAXIMUS, Inc.	46,117	2,594
*	Pandora Media, Inc.	173,404	2,325
*	Red Hat, Inc.	69,730	5,774
*	Trimble Navigation, Ltd.	91,700	1,967
*	Vantiv, Inc.	92,424	4,383
			36,537
	Health Care—17.8%
*	Align Technology, Inc.	53,680	3,535
*	BioMarin Pharmaceutical, Inc.	25,542	2,676
*	Centene Corporation	24,848	1,635
*	Cerner Corporation	87,600	5,271
*	IDEXX Laboratories, Inc.	44,340	3,233
*	Medivation, Inc.	53,848	2,603
*	Mednax, Inc.	79,260	5,680
*	Mettler-Toledo International, Inc.	11,120	3,771
	Perrigo Co. plc†	20,800	3,010
*	Sirona Dental Systems, Inc.	37,010	4,055
			35,469

	Issuer	Shares	Value

	Common Stocks—(continued)

	Financials—12.4%
*	Affiliated Managers Group, Inc.	35,655	$5,696
	Intercontinental Exchange, Inc.	24,100	6,176
	LPL Financial Holdings, Inc.	62,091	2,648
	Moody’s Corporation	51,900	5,208
*	Signature Bank	33,120	5,079
			24,807
	Telecommunication Services—2.3%
*	SBA Communications Corporation	43,750	4,597
	Materials—2.2%
	Vulcan Materials Co.	47,000	4,464
	Consumer Staples—1.4%
*	Monster Beverage Corporation	18,210	2,712
	Energy—0.8%
*	Concho Resources, Inc.	16,820	1,562
	Total Common Stocks—99.3% (cost $185,222)		198,365
	Total Investments—99.3% (cost $185,222)		198,365
	Cash and other assets, less liabilities—0.7%		1,357
	Net assets—100.0%		$199,722

*	Non-income producing securities
†	= U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	19

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 2.13% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), decreased 4.78%.

The Fund’s outperformance relative to the Index during 2015 was driven by strong stock selection across all sectors. Broadly speaking, from a style perspective, an underweight to slower-growth companies and a higher-quality bias provided tailwinds for the Fund’s relative outperformance. Energy, which was the worst performing sector of the market for the year, was the largest contributor to relative returns for the Fund due to stock selection. Within the sector, the acquisition of Cameron International, an Oilfield Services company, and the lack of exposure to the Storage & Transportation and Coal & Consumables each contributed to relative returns. Within Utilities, relative outperformance was driven by strong stock selection within the sector and a lack of exposure to Independent Power Producers. Consumer Staples and Health Care, the best two performing sectors of the market, were notable contributors to performance driven by stock selection within Food Retail and Health Care Services. Looking specifically at stock selection, the Fund’s largest contributor to relative performance was Kroger (Consumer Staples). Kroger operates retail food and drug stores throughout the United States, along with its convenience stores, supermarket fuel centers, and processing plants used to make private-label goods. The company continues to report solid earnings and margin improvement that beat estimates and increased forward guidance. Other notable contributors to relative performance included Cigna Corp (Health Care) and Omnicare (Health Care). Offsetting these contributors were the Fund’s investments in Belden (Technology), Whiting Petroleum (Energy), and Carpenter Technology Corporation (Materials). Whiting Petroleum is an independent oil and gas company engaged in acquisition, development, production and exploration activities primarily in the Permian Basin, Rocky Mountains, Mid-Continent, Gulf Coast and Michigan regions of the United States. The stock traded lower with other Energy stocks given the underlying weakness in oil prices.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

20	Annual Report	December 31, 2015

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(2.13)%	12.55%	10.04%	10.35%
Class I	(1.73)	12.88	10.30	10.63
Russell Midcap® Value Index	(4.78)	13.40	11.25	11.21

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	21

Mid Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—35.4%
	Allied World Assurance Co. Holdings, Ltd.†	819	$30
	American Campus Communities, Inc.	923	38
	Ameriprise Financial, Inc.	232	25
*	Arch Capital Group, Ltd.†	462	32
	Assured Guaranty, Ltd.†	923	24
	Camden Property Trust	452	35
	DDR Corporation	1,716	29
	Douglas Emmett, Inc.	1,240	39
*	E*TRADE Financial Corporation	928	28
	East West Bancorp, Inc.	962	40
*	Equity Commonwealth	508	14
	Essex Property Trust, Inc.	153	37
	FNF Group	804	28
*	Forest City Enterprises, Inc.	1,389	30
	General Growth Properties, Inc.	1,187	32
	Hanover Insurance Group, Inc.	441	36
	Hartford Financial Services Group, Inc.	891	39
	Host Hotels & Resorts, Inc.	1,174	18
	Jones Lang LaSalle, Inc.	265	42
	Northern Trust Corporation	612	44
	PacWest Bancorp	810	35
	Pebblebrook Hotel Trust	546	15
	Principal Financial Group, Inc.	689	31
	Prologis, Inc.	647	28
*	Signature Bank	163	25
	SL Green Realty Corporation	407	46
	SunTrust Banks, Inc.	1,240	53
	Taubman Centers, Inc.	311	24
	Ventas, Inc.	518	29
	Zions Bancorporation	679	19
			945
	Utilities—12.2%
	American Water Works Co., Inc.	688	41
	Atmos Energy Corporation	559	35
	CMS Energy Corporation	1,062	39
	Eversource Energy	690	35
	FirstEnergy Corporation	842	27
	Pinnacle West Capital Corporation	468	30
	Sempra Energy	375	35
	WEC Energy Group, Inc.	850	44
	Xcel Energy, Inc.	1,142	41
			327
	Industrials—9.7%
	Carlisle Cos., Inc.	309	27
	Flowserve Corporation	301	13
	Fortune Brands Home & Security, Inc.	475	26
	Hubbell, Inc.	335	34
	Ingersoll-Rand plc†	608	34
	Kansas City Southern	297	22
	KAR Auction Services, Inc.	910	34
	The Toro Co.	508	37
	Wabtec Corporation	454	32
			259
	Information Technology—9.6%
	Belden, Inc.	823	39
*	Cadence Design Systems, Inc.	2,306	48
*	CommScope Holding Co., Inc.	1,159	30

	Issuer	Shares	Value

	Common Stocks—(continued)

	Information Technology—(continued)
*	Genpact, Ltd.†	1,493	$37
	Juniper Networks, Inc.	1,359	37
	TE Connectivity, Ltd.†	540	35
*	Trimble Navigation, Ltd.	1,335	29
			255
	Energy—8.4%
*	Cameron International Corporation	540	34
	Cimarex Energy Co.	255	23
*	Gulfport Energy Corporation	760	18
	Hess Corporation	380	18
*	Memorial Resource Development Corporation	1,829	29
	Noble Energy, Inc.	874	29
	Patterson-UTI Energy, Inc.	1,646	25
	Pioneer Natural Resources Co.	205	26
	Rowan Cos. plc†	810	14
*	Whiting Petroleum Corporation	819	8
			224
	Consumer Discretionary—7.7%
	Autoliv, Inc.	239	30
	Brunswick Corporation	287	14
	Darden Restaurants, Inc.	469	30
	Foot Locker, Inc.	217	14
	Lennar Corporation	612	30
	Newell Rubbermaid, Inc.	723	32
*	The Michaels Cos., Inc.	1,109	24
	VF Corporation	494	31
			205
	Health Care—7.3%
	CIGNA Corporation	174	26
*	Hologic, Inc.	881	34
*	Mednax, Inc.	598	43
*	Mettler-Toledo International, Inc.	134	45
	Zimmer Biomet Holdings, Inc.	466	48
			196
	Consumer Staples—5.2%
	ConAgra Foods, Inc.	810	34
	Ingredion, Inc.	462	45
	The Kroger Co.	1,441	60
			139
	Materials—4.5%
	Carpenter Technology Corporation	800	24
	Eastman Chemical Co.	530	36
	FMC Corporation	627	25
	Steel Dynamics, Inc.	1,929	34
			119
	Total Common Stocks—100.0% (cost $2,261)		2,669
	Total Investments—100.0% (cost $2,261)		2,669
	Liabilities, plus cash and other assets—0.0%		(1)
	Net assets—100.0%		$2,668

†	= U.S. listed foreign security
*	Non-income producing securities

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2015

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Daniel Crowe

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 4.47% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), decreased 0.19%.

The Fund’s outperformance during 2015 was driven by stock selection and a favorable style tailwind. From a style perspective, the Fund’s overweight exposure to less volatile stocks positively contributed to the Fund’s relative performance. The Fund typically gravitates toward companies with more consistent business models, whose stocks generally held up better amid the volatility and modestly negative market returns that characterized 2015. Related to this, our typical bias toward companies with larger market capitalizations within the small-mid cap universe provided a tailwind as larger-cap stocks outperformed in the year. From a stock selection standpoint, Information Technology, and Consumer Discretionary were areas of strength. j2 Global was a top contributor within Information Technology and Six Flags Entertainment was a standout within Consumer Discretionary. Our top performing individual holdings for the year were Ligand Pharmaceuticals (Health Care), ABIOMED (Health Care) and FirstService Corp (Financials). Ligand Pharmaceuticals outperformed both the market and other Biotechnology stocks due to strong results for its current royalty-generating assets and in anticipation of several upcoming clinical milestones that could be further catalysts for growth. ABIOMED’s strong business results and accelerating revenue growth suggest the clinical adoption of the company’s Impella products is gaining momentum, which has driven outperformance of the stock. Conversely, our top detractors for the year included FXCM Inc. (Financials), Exact Sciences Corporation (Health Care), Polaris Industries (Consumer Discretionary), Encore Capital Group (Financials) and First Cash Financial Services (Financials). FXCM, an online foreign exchange trading solution provider, meaningfully underperformed after a historically unprecedented move in the Swiss Franc impaired client positions and forced the company into a dilutive financing arrangement. Exact Sciences’ underperformance was largely due to the US Preventative Services Task Force’s decision to not grant a rating for the company’s Cologuard test that would have eased the way for broad-based reimbursement coverage by commercial managed care companies.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2015	William Blair Funds	23

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	4.47%	16.99%	12.37%	9.27%
Class I	4.74	17.30	12.65	9.55
Russell 2500TM Growth Index	(0.19)	14.54	11.43	8.49

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24	Annual Report	December 31, 2015

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—21.5%
*	ANSYS, Inc.	234,300	$21,673
	Booz Allen Hamilton Holding Corporation	695,668	21,461
*	CoStar Group, Inc.	109,810	22,697
*	Cvent, Inc.	432,600	15,102
*	Gartner, Inc.	224,300	20,344
*	Guidewire Software, Inc.	537,334	32,326
	j2 Global, Inc.	327,185	26,934
	MAXIMUS, Inc.	316,706	17,815
*	NeuStar, Inc.	739,521	17,726
*	Pandora Media, Inc.	573,573	7,691
*	Tyler Technologies, Inc.	110,000	19,175
*	Vantiv, Inc.	445,430	21,122
*	WNS Holdings, Ltd.-ADR	374,020	11,666
			255,732
	Health Care—20.7%
*	ABIOMED, Inc.	150,938	13,627
*	Align Technology, Inc.	317,703	20,921
*	Cambrex Corporation	363,800	17,131
*	Centene Corporation	183,810	12,096
*	Exact Sciences Corporation	1,067,177	9,850
*	ExamWorks Group, Inc.	291,200	7,746
	HealthSouth Corporation	590,484	20,555
*	IDEXX Laboratories, Inc.	200,422	14,615
*	Ligand Pharmaceuticals, Inc.	231,159	25,062
*	Medivation, Inc.	285,304	13,792
*	Mednax, Inc.	347,200	24,880
*	Mettler-Toledo International, Inc.	74,900	25,401
*	Quintiles Transnational Holdings, Inc.	290,700	19,959
*	Sirona Dental Systems, Inc.	184,253	20,189
			245,824
	Consumer Discretionary—16.6%
*	2U, Inc.	448,755	12,556
	Brunswick Corporation	220,432	11,134
	Choice Hotels International, Inc.	342,036	17,242
	Drew Industries, Inc.	240,000	14,614
*	Jarden Corporation	405,675	23,172
	Polaris Industries, Inc.	170,300	14,637
*	Sally Beauty Holdings, Inc.	532,600	14,854
*	ServiceMaster Global Holdings, Inc.	373,608	14,660
	Six Flags Entertainment Corporation	511,386	28,096
	Tractor Supply Co.	178,300	15,245
*	Ulta Salon Cosmetics & Fragrance, Inc.	116,700	21,589
	Williams-Sonoma, Inc.	170,700	9,971
			197,770
	Financials—16.0%
*	Affiliated Managers Group, Inc.	145,709	23,278
	CBOE Holdings, Inc.	369,500	23,981
*	Colliers International Group, Inc.†	290,393	12,937
*	Encore Capital Group, Inc.	386,171	11,230
	FactSet Research Systems, Inc.	91,544	14,882
*	First Cash Financial Services, Inc.	278,065	10,408

	Issuer	Shares	Value

	Common Stocks—(continued)

	Financials—(continued)
*	FirstService Corporation†	537,797	$21,743
	Jones Lang LaSalle, Inc.	108,541	17,351
	Lazard, Ltd.†	369,200	16,618
	OM Asset Management plc†	619,738	9,501
*	Signature Bank	123,300	18,911
	Virtu Financial, Inc.	405,702	9,185
			190,025
	Industrials—13.1%
	CEB, Inc.	268,328	16,473
	Healthcare Services Group, Inc.	416,932	14,538
	Hexcel Corporation	345,300	16,039
*	Huron Consulting Group, Inc.	207,409	12,320
	Manpowergroup, Inc.	184,050	15,514
*	Old Dominion Freight Line, Inc.	382,971	22,622
*	Stericycle, Inc.	98,370	11,863
*	The Middleby Corporation	151,872	16,383
	The Toro Co.	185,400	13,547
	Towers Watson & Co.	12,804	1,645
*	TransDigm Group, Inc.	64,675	14,775
			155,719
	Materials—4.6%
	Ball Corporation	165,349	12,026
	Celanese Corporation	305,900	20,596
	International Flavors & Fragrances, Inc.	187,800	22,468
			55,090
	Consumer Staples—2.5%
	Nu Skin Enterprises, Inc.	370,652	14,044
	WD-40 Co.	163,200	16,100
			30,144
	Telecommunication Services—1.8%
*	SBA Communications Corporation	202,000	21,224
	Energy—1.6%
*	Carrizo Oil & Gas, Inc.	230,500	6,818
*	Diamondback Energy, Inc.	176,400	11,801
			18,619
	Total Common Stocks—98.4% (cost $1,022,480)		1,170,147

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	25

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement

Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $22,916, collateralized by U.S. Treasury Note 2.375%, due 8/15/24	$22,916	$22,916
Total Repurchase Agreement—1.9% (cost $22,916)		22,916
Total Investments—100.3% (cost $1,045,396)		1,193,063
Liabilities, plus cash and other assets—(0.3)%		(3,924)
Net assets—100.0%		$1,189,139

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2015

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 3.13% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), decreased 5.49%.

The Fund’s higher-quality bias and underweight to slower-growth companies contributed to its outperformance relative to the Index during 2015. Strong stock selection across nearly every sector contributed to the relative outperformance for the year with the largest contributions coming from Financials and Technology. Within Financials, stock selection within Regional Banks, Capital Markets, and REITS all contributed to the outperformance within the sector. The outperformance in Technology was a result of strong stock selection, particularly within IT Services and Internet Software & Services. The only sector that detracted from relative performance for the year was Consumer Discretionary, as stock selection within Footwear was the most significant drag on performance. Looking specifically at stock selection, the Fund’s largest contributor to relative performance was Inphi (Technology). Inphi is a fabless semiconductor company that provides high-speed analog semiconductor solutions for the communications and computing markets. The company is seeing strong momentum with new products and the company is aligned with high priority spending trends. Other contributors included j2 Global (Technology) and Bank of the Ozarks (Financials). Offsetting these contributors were the Fund’s investments in Helix Energy Solutions (Energy), Belden (Technology), and GasLog (Energy). Helix is an energy service company providing deepwater contracting services to the energy market. The stock underperformed as operating results continue to be pressured by utilization declines in its major business segments, primarily, Well Intervention.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

David S. Mitchell

December 31, 2015	William Blair Funds	27

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

			Since
	1 Year	3 Year	Inception(a)
Class N	(3.13)%	11.38%	12.60%
Class I	(2.86)	11.70	12.91
Russell 2500TM Value Index	(5.49)	10.51	13.62

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28	Annual Report	December 31, 2015

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—38.7%
	Acadia Realty Trust	1,040	$34
	Allied World Assurance Co. Holdings, Ltd.†	1,179	44
	American Assets Trust, Inc.	979	38
	American Campus Communities, Inc.	909	38
*	Arch Capital Group, Ltd.†	765	53
	Assured Guaranty, Ltd.†	1,411	37
	Bank of the Ozarks, Inc.	624	31
	Boston Private Financial Holdings, Inc.	1,302	15
	Camden Property Trust	671	52
	CNO Financial Group, Inc.	1,737	33
	DDR Corporation	1,914	32
	Douglas Emmett, Inc.	1,531	48
*	E*TRADE Financial Corporation	1,814	54
*	Eagle Bancorp, Inc.	604	30
	East West Bancorp, Inc.	1,248	52
	EastGroup Properties, Inc.	591	33
	Education Realty Trust, Inc.	907	34
	EPR Properties	541	32
*	Equity Commonwealth	767	21
	First American Financial Corporation	1,110	40
	FirstMerit Corporation	1,245	23
*	Forest City Enterprises, Inc.	1,589	35
	Glacier Bancorp, Inc.	1,515	40
	Hanover Insurance Group, Inc.	606	49
	Highwoods Properties, Inc.	738	32
	Home BancShares, Inc.	730	30
	Iberiabank Corporation	592	33
	Jones Lang LaSalle, Inc.	329	53
	LaSalle Hotel Properties	1,047	26
	PacWest Bancorp	1,015	44
	Pebblebrook Hotel Trust	995	28
	Prosperity Bancshares, Inc.	465	22
	Radian Group, Inc.	2,422	32
	Renasant Corporation	848	29
	Selective Insurance Group, Inc.	1,206	40
*	Signature Bank	264	40
	SL Green Realty Corporation	355	40
	Sunstone Hotel Investors, Inc.	2,198	27
	Taubman Centers, Inc.	528	41
	Umpqua Holdings Corporation	1,449	23
*	Western Alliance Bancorp	881	32
	WSFS Financial Corporation	1,627	53
	Yadkin Financial Corporation	994	25
	Zions Bancorporation	1,031	28
			1,576
	Industrials—13.2%
	Barnes Group, Inc.	797	28
	Carlisle Cos., Inc.	420	37
	CIRCOR International, Inc.	453	19
	Curtiss-Wright Corporation	449	31
	EMCOR Group, Inc.	790	38
	Flowserve Corporation	441	19
	Fortune Brands Home & Security, Inc.	632	35
*	FTI Consulting, Inc.	659	23
	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
	G&K Services, Inc.	519	$33
	Hubbell, Inc.	394	40
	Interface, Inc.	1,747	33
	KAR Auction Services, Inc.	1,119	41
*	Lydall, Inc.	686	24
	Matson, Inc.	857	37
	Standex International Corporation	292	24
	The Toro Co.	562	41
	Wabtec Corporation	502	36
			539
	Information Technology—10.1%
*	Acxiom Corporation	3,346	70
	Belden, Inc.	1,027	49
	Booz Allen Hamilton Holding Corporation	1,150	36
*	Cadence Design Systems, Inc.	2,993	62
*	Genpact, Ltd.†	2,266	57
*	Inphi Corporation	1,787	48
	j2 Global, Inc.	769	63
	Littelfuse, Inc.	238	25
			410
	Consumer Discretionary—9.7%
	Autoliv, Inc.	304	38
	Brunswick Corporation	426	21
	CalAtlantic Group, Inc.	523	20
	Children’s Place, Inc.	547	30
	Dana Holding Corporation	1,159	16
	Ethan Allen Interiors, Inc.	759	21
*	Express, Inc.	2,028	35
*	Genesco, Inc.	408	23
*	Krispy Kreme Doughnuts, Inc.	2,718	41
	Lennar Corporation	688	34
	Meredith Corporation	687	30
*	The Michaels Cos., Inc.	977	22
	Vail Resorts, Inc.	348	45
	Wolverine World Wide, Inc.	1,105	18
			394
	Utilities—8.7%
	ALLETE, Inc.	418	21
	American Water Works Co., Inc.	752	45
	Atmos Energy Corporation	760	48
	CMS Energy Corporation	1,324	48
	IDACORP, Inc.	607	41
	Pinnacle West Capital Corporation	558	36
	PNM Resources, Inc.	1,032	32
	Portland General Electric Co.	729	27
	Southwest Gas Corporation	571	31
	The Laclede Group, Inc.	469	28
			357
	Health Care—5.7%
	CONMED Corporation	518	23
*	Greatbatch, Inc.	646	34
	HealthSouth Corporation	954	33

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	29

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Health Care—(continued)
*	Hologic, Inc.	655	$25
*	Magellan Health, Inc.	356	22
*	Mednax, Inc.	664	48
*	Mettler-Toledo International, Inc.	135	46
			231
	Energy—5.1%
	Archrock, Inc.	1,126	9
*	Exterran Corporation	567	9
	GasLog, Ltd.†	1,964	16
*	Gulfport Energy Corporation	952	23
*	Helix Energy Solutions Group, Inc.	2,813	15
*	Memorial Resource Development Corporation	2,749	44
	Patterson-UTI Energy, Inc.	1,591	24
*	PDC Energy, Inc.	558	30
*	TETRA Technologies, Inc.	4,111	31
*	Whiting Petroleum Corporation	929	9
			210
	Materials—4.8%
	Carpenter Technology Corporation	664	20
	FMC Corporation	521	20
	Minerals Technologies, Inc.	633	29
	PolyOne Corporation	1,310	42
	Sensient Technologies Corporation	511	32
	Silgan Holdings, Inc.	446	24
	Steel Dynamics, Inc.	1,509	27
			194
	Consumer Staples—2.5%
*	Darling Ingredients, Inc.	1,313	14
	Ingredion, Inc.	568	54
	J&J Snack Foods Corporation	292	34
			102
	Total Common Stocks—98.5% (cost $3,671)		4,013
	Total Investments—98.5% (cost $3,671)		4,013
	Cash and other assets, less liabilities—1.5%		62
	Net assets—100.0%		$4,075

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2015

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The William Blair Small Cap Growth Fund (Class N shares) posted a 4.44% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), decreased 1.38%.

The Fund’s underperformance relative to the Index during 2015 was driven by stock selection and headwinds to its investment style. From a style perspective, our typical contrarian bias worked against the Fund as the market favored momentum-oriented stocks during most of the year. Additionally, our typical underweight exposure to Biotechnology, given the highly speculative nature of many companies within the industry, was a headwind due to the strong performance of the industry. From a stock specific standpoint, Health Care stock selection was disappointing, in part due to its position in Spectranetics. The Fund’s top individual detractors for the year included FXCM Inc. (Financials), CAI International (Industrials), Tuesday Morning Corporation (Consumer Discretionary), and Acacia Research Corporation (Industrials). FXCM, an online foreign exchange trading solution provider, meaningfully underperformed after a historically unprecedented move in the Swiss Franc impaired client positions and forced the company into a dilutive financing arrangement. CAI International provides intermodal freight container leasing services and underperformed due to lower lease utilization rates and pricing pressure in the resale market for used containers. The Fund’s top individual contributors to relative performance were Ligand Pharmaceuticals (Health Care) and ABIOMED (Health Care). Ligand Pharmaceuticals outperformed both the market and other Biotechnology stocks due to strong results for its current royalty-generating assets and in anticipation of several upcoming clinical milestones that could be further catalysts for growth. ABIOMED’s strong business results and accelerating revenue growth suggest the clinical adoption of the company’s Impella products is gaining momentum, which has driven outperformance of the stock. Other significant contributors to relative performance included MaxLinear (Information Technology), FirstService Corp (Financials), and Six Flags Entertainment (Consumer Discretionary).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2015	William Blair Funds	31

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	(4.44)%	14.42%	8.94%	6.01%
Class I	(4.20)	14.70	9.20	6.30
Russell 2000® Growth Index	(1.38)	14.28	10.67	7.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

32	Annual Report	December 31, 2015

Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—25.3%
*	Acxiom Corporation	210,860	$4,411
*	Callidus Software, Inc.	445,567	8,274
*	Fleetmatics Group plc†	53,410	2,713
*	Guidewire Software, Inc.	124,346	7,481
*	Hortonworks, Inc.	236,930	5,189
*	Inphi Corporation	91,960	2,485
	j2 Global, Inc.	132,051	10,870
	MAXIMUS, Inc.	23,281	1,310
*	MaxLinear, Inc.	484,741	7,140
*	NeuStar, Inc.	380,428	9,119
*	OSI Systems, Inc.	60,834	5,394
*	Pandora Media, Inc.	250,700	3,362
*	Q2 Holdings, Inc.	103,140	2,720
*	Quotient Technology, Inc.	348,704	2,378
	TeleTech Holdings, Inc.	109,948	3,069
*	Tyler Technologies, Inc.	16,730	2,916
*	Ultimate Software Group, Inc.	22,602	4,419
*	USA Technologies, Inc.	1,193,580	3,676
*	WNS Holdings, Ltd.-ADR	161,864	5,048
*	Xactly Corporation	288,651	2,462
			94,436
	Health Care—22.0%
*	ABIOMED, Inc.	74,090	6,689
*	Accelerate Diagnostics, Inc.	182,489	3,922
*	Air Methods Corporation	186,700	7,828
*	Akorn, Inc.	167,400	6,246
*	AtriCure, Inc.	207,543	4,657
*	Cambrex Corporation	95,175	4,482
*	Connecture, Inc.	149,866	541
*	Exact Sciences Corporation	126,060	1,164
*	ExamWorks Group, Inc.	278,544	7,409
	HealthSouth Corporation	214,695	7,473
	LeMaitre Vascular, Inc.	228,195	3,936
*	Ligand Pharmaceuticals, Inc.	58,810	6,376
*	Novadaq Technologies, Inc.†	277,600	3,537
*	NxStage Medical, Inc.	280,456	6,145
*	Repligen Corporation	88,260	2,497
	Trinity Biotech plc-ADR	414,060	4,869
*	Zeltiq Aesthetics, Inc.	153,180	4,370
			82,141
	Industrials—13.9%
*	CAI International, Inc.	422,207	4,256
	CEB, Inc.	41,970	2,577
*	Franklin Covey Co.	285,489	4,779
*	GP Strategies Corporation	187,750	4,714
	Healthcare Services Group, Inc.	232,230	8,098
	Hexcel Corporation	127,620	5,928
*	Hudson Technologies, Inc.	1,681,784	4,995
*	Huron Consulting Group, Inc.	81,739	4,855
*	ICF International, Inc.	161,341	5,737
	John Bean Technologies Corporation	80,895	4,031
*	RPX Corporation	185,027	2,035
			52,005
	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—13.7%
*	2U, Inc.	73,820	$2,066
	Choice Hotels International, Inc.	132,530	6,681
*	Five Below, Inc.	86,350	2,772
*	IMAX Corporation†	185,911	6,607
	Interval Leisure Group, Inc.	185,999	2,903
	Monro Muffler Brake, Inc.	29,421	1,948
	Six Flags Entertainment Corporation	223,832	12,297
*	Steven Madden, Ltd.	107,960	3,263
*	U.S. Auto Parts Network, Inc.	1,647,409	4,843
*	Universal Electronics, Inc.	150,162	7,711
			51,091
	Financials—12.0%
*	BofI Holding, Inc.	188,040	3,958
*	Colliers International Group, Inc.†	118,673	5,287
*	Cowen Group, Inc.	839,914	3,217
*	Encore Capital Group, Inc.	106,916	3,109
*	First Cash Financial Services, Inc.	146,936	5,500
*	FirstService Corporation†	210,373	8,506
	OM Asset Management plc†	436,290	6,688
	Pinnacle Financial Partners, Inc.	50,990	2,619
	Virtu Financial, Inc.	252,622	5,719
			44,603
	Consumer Staples—4.5%
*	Herbalife, Ltd.†	49,800	2,670
	Nu Skin Enterprises, Inc.	162,185	6,145
	WD-40 Co.	81,631	8,053
			16,868
	Materials—2.0%
*	Headwaters, Inc.	211,612	3,570
*	Stillwater Mining Co.	441,276	3,782
			7,352
	Telecommunication Services—1.7%
*	ORBCOMM, Inc.	865,982	6,270

	Energy—1.6%
*	Carrizo Oil & Gas, Inc.	72,553	2,146
*	Gulfport Energy Corporation	60,507	1,487
*	Hornbeck Offshore Services, Inc.	107,810	1,072
	SM Energy Co.	67,260	1,322
			6,027
	Total Common Stocks—96.7% (cost $317,893)		360,793

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	15,600	2,175
	Total Exchange-Traded Fund—0.6% (cost $2,164)		2,175

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	33

Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $9,567, collateralized by FNMA, 2.625%, due 9/6/24	$9,567	$9,567
Total Repurchase Agreement—2.5% (cost $9,567)		9,567
Total Investments—99.8% (cost $329,624)		372,535
Cash and other assets, less liabilities—0.2%		678
Net assets—100.0%		$373,213

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940, as amended. The Fund had the following transactions during the year ended December 31, 2015 with companies deemed affiliated during the year or at December 31, 2015.

	Share Activity				Year Ended December 31, 2015
Security Name	Balance 12/31/2014	Purchases	Sales	Balance 12/31/2015	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
ᴫHudson Technologies, Inc.	1,711,704	361,811	391,731	1,681,784	$4,995	$—	$(330)	$(1,163)
					$4,995	$—	$(330)	$(1,163)

ᴫ = Affiliated company at December 31, 2015. The Fund’s total value in companies deemed to be affiliated at December 31, 2015 was $4,995.

See accompanying Notes to Financial Statements.

34	Annual Report	December 31, 2015

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie

The William Blair Small Cap Value Fund (Class N shares) posted a 5.77% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), decreased 7.47%.

The Fund’s outperformance relative to the Index during 2015 was driven by strong stock selection across most sectors. Broadly speaking, from a style perspective, the Fund’s higher-quality bias, larger market cap, and higher-growth profile relative to the Index provided tailwinds during the period. At the sector level, Financials and Materials were the most significant contributors to relative performance. Strong stock selection within Regional Banks, Insurance, and REITs drove relative outperformance within Financials. Outperformance within Materials was due to the Fund’s acquisition of RTI International Metals early in the year and a lack of exposure to more commodity exposed companies, mainly steel. The Fund’s lack of exposure to Biotechnology and Pharmaceuticals resulted in relative underperformance within Health Care, the only positive performing sector for the year. Looking specifically at stock selection, the Fund’s largest contributor to relative performance was Inphi (Technology). Inphi is a fabless semiconductor company that provides high-speed analog semiconductor solutions for the communications and computing markets. Outperformance for the year was due to solid earnings driven by strong momentum with new products that are aligned with high priority spending trends. Other notable contributors included Bank of the Ozarks (Financials) and Western Alliance Bancorp (Financials). Offsetting these contributors were the Fund’s investments in FXCM (Financials), Helix Energy Solutions (Energy), and Northwest Pipe (Industrials). Helix Energy Solutions is an energy service company providing deepwater contracting services to the energy market. The stock underperformed as operating results continue to be pressured by utilization declines in its major business segments, primarily, Well Intervention.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

David S. Mitchell

December 31, 2015	William Blair Funds	35

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	(5.77)%	11.00%	7.44%	7.28%
Class I	(5.47)	11.31	7.73	7.53
Russell 2000® Value Index	(7.47)	9.06	7.67	5.57

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

36	Annual Report	December 31, 2015

Small Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—40.5%
	Acadia Realty Trust	266,530	$8,835
	American Assets Trust, Inc.	191,990	7,363
	American Campus Communities, Inc.	195,435	8,079
	Bank of the Ozarks, Inc.	129,975	6,429
	Berkshire Hills Bancorp, Inc.	188,230	5,479
	Boston Private Financial Holdings, Inc.	308,290	3,496
*	Cascade Bancorp	726,305	4,409
	CNO Financial Group, Inc.	489,530	9,345
	CoBiz Financial, Inc.	602,029	8,079
	Douglas Emmett, Inc.	271,750	8,473
*	Eagle Bancorp, Inc.	156,225	7,885
	EastGroup Properties, Inc.	88,844	4,941
	Education Realty Trust, Inc.	215,541	8,165
	EPR Properties	124,235	7,262
*	Equity Commonwealth	115,885	3,213
	First American Financial Corporation	195,955	7,035
	FirstMerit Corporation	313,825	5,853
*	Forest City Enterprises, Inc.	251,395	5,513
	Glacier Bancorp, Inc.	312,780	8,298
	Hanover Insurance Group, Inc.	99,490	8,093
	Highwoods Properties, Inc.	166,935	7,278
	Home BancShares, Inc.	165,890	6,722
	Iberiabank Corporation	125,800	6,928
	LaSalle Hotel Properties	218,090	5,487
	National Bank Holdings Corporation	186,250	3,980
	PacWest Bancorp	196,143	8,454
	Pebblebrook Hotel Trust	221,429	6,204
	Prosperity Bancshares, Inc.	119,225	5,706
	Radian Group, Inc.	493,285	6,605
	Renasant Corporation	228,635	7,867
*	Safeguard Scientifics, Inc.	298,791	4,335
	Selective Insurance Group, Inc.	227,275	7,632
	Sunstone Hotel Investors, Inc.	425,425	5,314
	Umpqua Holdings Corporation	365,605	5,813
*	Western Alliance Bancorp	208,380	7,473
	WSFS Financial Corporation	284,490	9,206
	Yadkin Financial Corporation	275,925	6,945
			248,194
	Industrials—12.7%
	Barnes Group, Inc.	166,880	5,906
	CIRCOR International, Inc.	106,280	4,480
	Curtiss-Wright Corporation	95,402	6,535
	EMCOR Group, Inc.	159,816	7,678
*	FTI Consulting, Inc.	113,065	3,919
	G&K Services, Inc.	145,951	9,180
	Interface, Inc.	375,964	7,196
	Kadant, Inc.	129,018	5,239
*	Lydall, Inc.	134,821	4,783
	Matson, Inc.	151,900	6,475
*	Northwest Pipe Co.	253,960	2,842
	Standex International Corporation	71,095	5,912
	The Toro Co.	103,355	7,552
			77,697
	Issuer	Shares	Value

	Common Stocks—(continued)

	Information Technology—10.5%
*	Acxiom Corporation	566,137	$11,844
	Belden, Inc.	155,345	7,407
	Booz Allen Hamilton Holding Corporation	219,992	6,787
*	Cadence Design Systems, Inc.	455,600	9,481
*	Inphi Corporation	291,170	7,867
*	Intralinks Holdings, Inc.	512,119	4,645
	j2 Global, Inc.	116,720	9,608
	Littelfuse, Inc.	61,784	6,611
			64,250
	Consumer Discretionary—9.9%
	Brunswick Corporation	64,415	3,254
	CalAtlantic Group, Inc.	117,017	4,437
*	Cavco Industries, Inc.	36,590	3,048
	Children’s Place, Inc.	110,870	6,120
	Dana Holding Corporation	285,325	3,937
	Ethan Allen Interiors, Inc.	147,704	4,109
*	Express, Inc.	340,135	5,878
*	Genesco, Inc.	72,765	4,135
*	Krispy Kreme Doughnuts, Inc.	536,945	8,092
	Meredith Corporation	120,270	5,202
	Vail Resorts, Inc.	68,695	8,792
	Wolverine World Wide, Inc.	223,935	3,742
			60,746
	Utilities—7.5%
	ALLETE, Inc.	122,980	6,251
	Chesapeake Utilities Corporation	69,050	3,919
	IDACORP, Inc.	116,069	7,893
	PNM Resources, Inc.	259,581	7,935
	Portland General Electric Co.	190,425	6,926
	Southwest Gas Corporation	131,440	7,250
	The Laclede Group, Inc.	97,720	5,805
			45,979
	Energy—4.8%
	Archrock, Inc.	234,900	1,767
*	Exterran Corporation	197,000	3,162
	GasLog, Ltd.†	322,905	2,680
*	Helix Energy Solutions Group, Inc.	518,135	2,725
*	Memorial Resource Development Corporation	414,350	6,692
*	PDC Energy, Inc.	95,840	5,116
*	Ring Energy, Inc.	359,196	2,532
*	TETRA Technologies, Inc.	615,955	4,632
			29,306
	Health Care—4.2%
	CONMED Corporation	150,335	6,622
*	Greatbatch, Inc.	173,405	9,104
	HealthSouth Corporation	159,105	5,538
*	Magellan Health, Inc.	70,575	4,352
			25,616

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	37

Small Cap Value Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks-—(continued)

	Materials—4.0%
	Minerals Technologies, Inc.	114,110	$5,233
	PolyOne Corporation	206,084	6,545
	Sensient Technologies Corporation	107,220	6,736
	Silgan Holdings, Inc.	111,330	5,981
			24,495
	Consumer Staples—2.9%
*	Darling Ingredients, Inc.	352,345	3,706
	J&J Snack Foods Corporation	72,142	8,417
	SpartanNash Co.	256,594	5,553
			17,676
	Total Common Stocks—97.0% (cost $529,543)		593,959

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $16,367, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$16,367	16,367
	Total Repurchase Agreement—2.7% (cost $16,367)		16,367
	Total Investments—99.7% (cost $545,910)		610,326
	Cash and other assets, less liabilities—0.3%		2,035
	Net assets—100.0%		$612,361

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

38	Annual Report	December 31, 2015

Global Markets Review and Outlook

Global investors are unlikely to look back fondly on 2015, having been whipsawed by periods of significant volatility throughout the year. The list of concerns was seemingly endless and well documented by the financial press: anemic global growth, U.S. monetary policy normalization, geopolitical risks, U.S. dollar strength, emerging markets fragility, commodity price weakness, China’s fluctuations, and policy uncertainty. In this volatile environment, the MSCI ACWI IMI (net) ended the year down 2.19% in U.S. dollar-denominated terms. In local currency terms, the MSCI ACWI IMI (net) Index was in positive territory (+1.39%), highlighting the impact of dollar strength. U.S. equities outpaced non-U.S. developed and emerging markets equities. Despite oscillating between record highs and steep downturns, the U.S. market ended the year relatively unchanged (MSCI U.S. IMI Index +0.03%). The flat performance was reflective of the subdued corporate earnings environment to a large extent, with weaker profit growth resulting from dollar appreciation and falling oil prices. European equity performance stood in sharp contrast to the U.S. equity market, benefiting from currency depreciation and cheap oil, in addition to central bank policy stimulus. The MSCI Europe ex-U.K. IMI advanced 9.81% in local terms, but only 0.66% in USD terms for 2015. Within Japan (MSCI Japan IMI Index +10.52% USD), corporate earnings were also supported by a favorable policy backdrop and expectations for continued currency weakness, bolstering exports. While Japan’s lackluster economic performance led many market observers to question the effectiveness of stimulus measures, progress at the micro level in the form of improved corporate governance and shareholder return generation was encouraging.

Emerging markets equities were buffeted by record capital outflows and currency weakness amid ongoing concerns about slowing growth, geopolitical risks, commodity demand, U.S. interest rates, and debt sustainability. Increased tensions in the Middle East and the spiraling political scandal in Brazil compounded investor anxiety. The MSCI EM IMI (net) fell 13.86% in USD terms for the year. Latin America was the worst performing emerging markets (“EM”) region, hampered by Brazil’s 41.94% decline. The Brazilian real bore the brunt of EM risk aversion in 2015, losing nearly two-thirds of its value against the U.S. dollar amid a toxic mix of recession, double-digit inflation, rising interest rates, and political scandal. The EMEA (Europe, the Middle East and Africa) region fared marginally better, supported by a rebound in Russia equities (+4.64%), although South Africa (-25.91%), Turkey (-31.36%), and broad Middle East weakness were significant offsets. Emerging Asia held up the best among the three EM regions (Latin America, EMEA, and Emerging Asia), due to more modest losses for India (-4.69%) and Korea (-3.94%). The MSCI China IMI (net), which excludes domestic A-share listings, fell 6.42% for the year. In contrast, the MSCI China A Index (net) posted a 12-month gain of 7.08%, despite falling 30.61% in the third quarter. Needless to say, it was an eventful year for China equity market participants, who endured a violent correction, unconventional policy intervention measures, and the largest currency devaluation in 20 years.

From a global sector perspective, Healthcare, Consumer Staples, Consumer Discretionary, and Information Technology were the top performers in 2015, reflecting relatively favorable earnings trends in the weaker growth environment. The resources sectors—Energy, Materials, and Utilities—were the worst performing sectors in 2015, hindered by oversupply conditions and waning Chinese demand. From a size perspective, small-cap stocks outside of the U.S. significantly outpaced their mid/large-cap counterparts in 2015. Small cap leadership was particularly pronounced in Europe, the U.K., Japan, and Emerging Asia during the year.

Our outlook for the year cannot help but be influenced by the market volatility we have experienced in the early weeks of 2016. Many of the concerns that depressed market returns in 2015 have been exacerbated in the first week of the year, particularly those related to Chinese growth and policy, unsettling not just the Chinese stock market but currency and stock markets around the world.

One area of our focus is the strength of the U.S. dollar and related implications of the reversal of the Federal Reserve’s extraordinary monetary stimulus. We believe the period of rapid U.S. dollar appreciation is behind us and we anticipate greater currency stabilization, with a strong but no longer strengthening dollar. It is also likely that we will see inflation pick up in the U.S. at some point as the decline in energy prices subsides. These are likely to have implications within U.S. sector leadership, as well as stem further pressure on many emerging markets.

We have long argued that emerging markets should be increasingly viewed as a heterogeneous group of countries, containing a heterogeneous group of companies. We believe more opportunities will be apparent during the coming year, and a cyclical emerging market recovery is not unrealistic despite the prevailing negative sentiment. Mexico and Taiwan look particularly interesting.

We also believe that demand prospects around the world may pick up, particularly in Europe-albeit off of a low base. Thus, global GDP growth of +3% does not appear altogether unrealistic. European markets have favored a defensive tilt, and this could reverse as we see stronger domestic activity. The high return, highly-valued defensive areas of the European markets

December 31, 2015	William Blair Funds	39

Global Markets Review and Outlook

could be vulnerable to profit taking. Elsewhere, we are focused on continued improvement of Japanese corporate performance driving profit growth and earnings revisions ahead of most major regions. Japan was the strongest performing major market in 2015 (in U.S. dollar terms) and may continue to perform well given the potential for profit growth and reasonable valuations. It should be noted that further Japanese corporate success is not predicated on additional Yen weakening from year-end levels.

In conclusion, we continue to employ a fundamental research-driven investment process that seeks to identify high quality, growth-oriented companies with strong operating performance. We believe that strong corporate performance is the foundation of superior long-term investment returns.

40	Annual Report	December 31, 2015

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Andrew G. Flynn

The William Blair Global Leaders Fund (Class N shares) posted a 2.49% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), decreased 2.19%.

The Fund’s performance during 2015 benefited from favorable style tailwinds, as higher-quality, growth-oriented companies with relatively strong earnings trends and price momentum generally outperformed on a global basis. Stock selection was strong across most sectors and regions during the year. From a sector perspective, Information Technology (“IT”) stock selection was the leading contributor. The overweightings to Consumer Discretionary, Healthcare, and IT versus the Index, and underweightings to Energy, Materials, and Utilities versus the Index were also positive contributors. Within IT, the emphasis on internet software & services and IT services companies was beneficial. Technology services company Capgemini (France) performed strongly during the year, bolstered by improvement in North America and its European outsourcing business, and the earnings accretive acquisition of U.S.-based iGate. These positive effects were partially mitigated by the Fund’s underweighting to Consumer Staples and the modest overweighting to Industrials. From a regional perspective, Europe ex-U.K. stock selection was the leading contributor to 2015 performance, benefiting from relative strength in European Consumer Discretionary, Healthcare, Financials and IT holdings. In contrast, stock selection in Latin America detracted from performance, but the impact was mitigated by the large underweight position. Within Latin America, Panama-based airline Copa Holdings and Brazilian education company Kroton Educacional suffered deteriorating business trends and were liquidated earlier in the year.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

December 31, 2015	William Blair Funds	41

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	Since Inception
Class N(a)	2.49%	8.72%	7.78%	2.55%
Class I(a)	2.77	9.00	8.06	2.83
MSCI ACW IMI (net)(a)	(2.19)	7.86	6.11	1.78
Institutional Class(b)	2.85	9.13	—	8.91
MSCI ACW IMI (net)(b)	(2.19)	7.86	—	7.65

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2015.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Annual Report	December 31, 2015

Global Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—47.9%
	Canada—5.2%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	63,515	$2,796
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	72,610	2,289
	Intact Financial Corporation (Insurance)	31,861	2,042
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	104,816	2,706
			9,833
	United States—42.7%
*	Affiliated Managers Group, Inc. (Capital markets)	15,111	2,414
*	Align Technology, Inc. (Health care equipment & supplies)	33,841	2,229
*	Alphabet, Inc. Class “A” (Internet software & services)	5,778	4,495
*	ANSYS, Inc. (Software)	21,485	1,987
	Bristol-Myers Squibb Co. (Pharmaceuticals)	51,607	3,550
	Brunswick Corporation (Leisure products)	53,177	2,686
*	Centene Corporation (Health care providers & services)	49,753	3,274
*	CoStar Group, Inc. (Internet software & services)	5,888	1,217
	Costco Wholesale Corporation (Food & staples retailing)	14,768	2,385
	Danaher Corporation (Industrial conglomerates)	28,735	2,669
	EOG Resources, Inc. (Oil, gas & consumable fuels)	19,988	1,415
*	Facebook, Inc. (Internet software & services)	23,691	2,480
	General Electric Co. (Industrial conglomerates)	114,212	3,558
	Gilead Sciences, Inc. (Biotechnology)	37,236	3,768
	Intercontinental Exchange, Inc. (Diversified financial services)	9,928	2,544
	Jones Lang LaSalle, Inc. (Real estate management & development)	20,194	3,228
	Lazard, Ltd. (Capital markets)†	62,558	2,816
	Mastercard, Inc. (IT services)	36,071	3,512
	Moody’s Corporation (Diversified financial services)	24,258	2,434
*	O’Reilly Automotive, Inc. (Specialty retail)	6,907	1,750
*	Old Dominion Freight Line, Inc. (Road & rail)	25,925	1,531
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	8,118	1,018
	PPG Industries, Inc. (Chemicals)	30,830	3,047
*	PRA Group, Inc. (Consumer finance)	36,054	1,251
*	Red Hat, Inc. (Software)	25,820	2,138
	Schlumberger, Ltd. (Energy equipment & services)†	35,754	2,494
	The Home Depot, Inc. (Specialty retail)	44,100	5,832
*	The Middleby Corporation (Machinery)	9,296	1,003

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	The Sherwin-Williams Co. (Chemicals)	8,972	$2,329
	The Walt Disney Co. (Media)	24,157	2,538
	VF Corporation (Textiles, apparel & luxury goods)	25,480	1,586
	Williams-Sonoma, Inc. (Specialty retail)	25,936	1,515
			80,693

	Europe, Mid-East—19.1%
	Denmark—1.5%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	49,844	2,903
	France—3.9%
	Cap Gemini S.A. (IT services)	50,907	4,736
	Valeo S.A. (Auto components)	16,772	2,598
			7,334
	Germany—2.7%
	Bayerische Motoren Werke AG (Automobiles)	24,129	2,560
	Continental AG (Auto components)	10,158	2,479
			5,039
	Ireland—1.6%
	Shire plc (Pharmaceuticals)	43,489	3,012
	Israel—2.4%
	Teva Pharmaceutical Industries, Ltd.-ADR (Pharmaceuticals)	68,948	4,526
	Netherlands—3.2%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	37,906	3,193
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	119,344	2,736
			5,929
	Sweden—2.5%
	Assa Abloy AB Class “B” (Building products)	98,167	2,070
	Atlas Copco AB Class “A” (Machinery)	108,597	2,681
			4,751
	Switzerland—1.3%
	Partners Group Holding AG (Capital markets)	6,894	2,486

	Japan—10.0%
	Daikin Industries, Ltd. (Building products)	36,500	2,703
	Fuji Heavy Industries, Ltd. (Automobiles)	101,500	4,245
	Hoya Corporation (Health care equipment & supplies)	67,200	2,785
	Kao Corporation (Personal products)	48,200	2,508
	Keyence Corporation (Electronic equipment, instruments & components)	2,800	1,563
	ORIX Corporation (Diversified financial services)	194,300	2,773
	Shimano, Inc. (Leisure products)	15,100	2,344
			18,921

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	43

Global Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—9.0%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	59,644	$913
	Compass Group plc (Hotels, restaurants & leisure)	196,022	3,395
	easyJet plc (Airlines)	120,992	3,104
	Prudential plc (Insurance)	148,725	3,357
	Reckitt Benckiser Group plc (Household products)	32,077	2,970
	WPP plc (Media)	144,374	3,327
			17,066

	Emerging Asia—7.9%
	China—4.2%
*	Baidu, Inc.-ADR (Internet software & services)	14,002	2,647
	China Overseas Land & Investment, Ltd. (Real estate management & development)	806,000	2,818
	Tencent Holdings, Ltd. (Internet software & services)	124,800	2,459
			7,924
	India—1.6%
	HDFC Bank, Ltd.-ADR (Banks)	47,378	2,919
	Taiwan—2.1%
	Taiwan Semiconductor Manufacturing Co., Ltd.-ADR (Semiconductors & semiconductor equipment)	177,700	4,043

	Asia—3.4%
	Australia—1.8%
	Macquarie Group, Ltd. (Capital markets)	57,212	3,451
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	480,800	2,891

	Emerging Europe, Mid-East, Africa—0.4%
	South Africa—0.4%
	Bidvest Group, Ltd. (Industrial conglomerates)	39,057	829
	Total Common Stocks—97.7% (cost $166,875)		184,550

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $2,827, collateralized by FNMA, 2.625%, due 9/6/24	$2,827	$2,827
Total Repurchase Agreement—1.5% (cost $2,827)		2,827
Total Investments—99.2% (cost $169,702)		187,377
Cash and other assets, less liabilities—0.8%		1,591
Net assets—100.0%		$188,968

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	21.5%
Consumer Discretionary	20.0%
Information Technology	19.2%
Health Care	14.1%
Industrials	10.9%
Consumer Staples	5.8%
Energy	5.6%
Materials	2.9%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	54.4%
British Pound Sterling	10.9%
Japanese Yen	10.2%
Euro	8.2%
Hong Kong Dollar	4.4%
Canadian Dollar	4.1%
Swedish Krona	2.6%
Australian Dollar	1.9%
Danish Krone	1.6%
Swiss Franc	1.3%
All Other Currencies	0.4%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2015

Global Small Cap Growth Fund (In Liquidation)

The Global Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 9.07% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World (ACW) Small Cap Index (net) (the “Index”), decreased 1.04%.

The Fund’s outperformance relative to the Index was supported by favorable stock selection across most sectors, combined with positive sector allocation effects. The Fund’s overweighting to, and stock selection in, Consumer Discretionary were notable contributors, with particular strength in U.S. holdings. Notable contributors in the sector were Wayfair Inc., Vail Resorts Inc., and 2U Inc. These positive effects were, however, moderated by allocation and stock selection within Consumer Staples. From a stock selection perspective notable detractors were Sprouts Farmers Market (United States) and Avi Ltd. (South Africa). Another notable detractor was Kose Corporation (Japan), which performed strongly after the Fund exited the holding earlier in the year.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

As disclosed in Note 1(a) in the Notes to Financial Statements, the Fund was terminated on January 15, 2016, at which time all outstanding shares of the Fund were redeemed.

December 31, 2015	William Blair Funds	45

Global Small Cap Growth Fund (In Liquidation)

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015
	1 Year	Since Inception(a)
Class N	9.07%	13.94%
Class I	9.48	14.31
MSCI ACW Small Cap Index (net)	(1.04)	6.43

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses to the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Annual Report	December 31, 2015

Global Small Cap Growth Fund (In Liquidation)

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—42.4%

	Canada—1.6%
	Linamar Corporation (Auto components)	1,902	$103
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	16,451	99
	WestJet Airlines, Ltd. (Airlines)	6,458	95
			297
	United States—40.8%
*	2U, Inc. (Diversified consumer services)	5,361	150
*	ABIOMED, Inc. (Health care equipment & supplies)	1,430	129
*	Align Technology, Inc. (Health care equipment & supplies)	1,949	128
*	AMN Healthcare Services, Inc. (Health care providers & services)	4,415	137
	Booz Allen Hamilton Holding Corporation (IT services)	7,172	221
	Brunswick Corporation (Leisure products)	4,622	233
*	Cambrex Corporation (Life sciences tools & services)	3,902	184
*	Carrizo Oil & Gas, Inc. (Oil, gas & consumable fuels)	3,017	89
	CEB, Inc. (Professional services)	3,299	203
	Choice Hotels International, Inc. (Hotels, restaurants & leisure)	5,304	267
*	Cvent, Inc. (Internet software & services)	6,705	234
*	Demandware, Inc. (Internet software & services)	2,111	114
*	Diamondback Energy, Inc. (Oil, gas & consumable fuels)	1,613	108
	Drew Industries, Inc. (Auto components)	4,409	268
*	Encore Capital Group, Inc. (Consumer finance)	2,536	74
	Gentex Corporation (Auto components)	7,553	121
*	Gentherm, Inc. (Auto components)	2,598	123
	HealthSouth Corporation (Health care providers & services)	5,632	196
	Hexcel Corporation (Aerospace & defense)	2,703	126
*	Hortonworks, Inc. (Internet software & services)	6,964	152
*	Huron Consulting Group, Inc. (Professional services)	2,924	174
	j2 Global, Inc. (Internet software & services)	3,336	275
*	Manhattan Associates, Inc. (Software)	2,058	136
	MarketAxess Holdings, Inc. (Diversified financial services)	2,281	255
	MAXIMUS, Inc. (IT services)	4,369	246
*	Oil States International, Inc. (Energy equipment & services)	4,090	111
*	Repligen Corporation (Biotechnology)	3,838	109
*	ServiceMaster Global Holdings, Inc. (Diversified consumer services)	5,203	204
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	2,004	220

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	2,479	$136
*	Team Health Holdings, Inc. (Health care providers & services)	3,337	146
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	4,056	145
	The Toro Co. (Machinery)	3,150	230
*	Tyler Technologies, Inc. (Software)	1,274	222
	UniFirst Corporation (Commercial services & supplies)	2,005	209
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	2,532	324
	Virtu Financial, Inc. Class “A” (Capital markets)	7,678	174
	Watsco, Inc. (Trading companies & distributors)	1,416	166
*	Wayfair, Inc. Class “A” (Internet & catalog retail)	4,820	230
	WD-40 Co. (Household products)	1,827	180
	West Pharmaceutical Services, Inc. (Health care equipment & supplies)	2,286	138
*	Zeltiq Aesthetics, Inc. (Health care equipment & supplies)	4,040	115
*	Zoe’s Kitchen, Inc. (Hotels, restaurants & leisure)	4,158	116
			7,518

	Europe, Mid-East—24.8%
	Belgium—0.6%
	Melexis N.V. (Semiconductors & semiconductor equipment)	2,064	112
	Denmark—1.0%
	Royal Unibrew A/S (Beverages)	4,506	184
	Finland—0.7%
	Huhtamaki Oyj (Containers & packaging)	3,413	124
	France—3.0%
	Ipsen S.A. (Pharmaceuticals)	2,664	177
	Metropole Television S.A. (Media)	6,973	120
*	UBISOFT Entertainment (Software)	8,986	260
			557
	Germany—4.1%
	Aareal Bank AG (Thrifts & mortgage finance)	3,727	118
	Aurelius AG (Capital markets)	3,346	175
	CTS Eventim AG & Co KGaA (Media)	3,650	146
	GRENKELEASING AG (Diversified financial services)	973	195
	Norma Group SE (Machinery)	2,172	121
			755
	Ireland—2.3%
	Beazley plc (Insurance)	36,319	209
	Paddy Power plc (Hotels, restaurants & leisure)	1,592	213
			422

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	47

Global Small Cap Growth Fund (In Liquidation)

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—1.0%
	Elbit Systems, Ltd. (Aerospace & defense)	2,095	$185
	Italy—7.1%
	Anima Holding SpA-144A (Capital markets)	14,064	123
	Banca IFIS SpA (Diversified financial services)	6,687	210
	Brembo SpA (Auto components)	3,007	146
	De’Longhi SpA (Household durables)	5,236	157
	DiaSorin SpA (Health care equipment & supplies)	2,725	143
	FinecoBank Banca Fineco SpA (Banks)	18,353	152
	Moncler SpA (Textiles, apparel & luxury goods)	7,395	104
	Recordati SpA (Pharmaceuticals)	5,267	138
	Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	5,281	125
			1,298
	Luxembourg—1.1%
	Grand City Properties S.A. (Real estate management & development)	9,001	209
	Sweden—3.1%
	Hexpol AB (Chemicals)	11,538	124
*	NetEnt AB (Internet software & services)	3,305	194
	Nolato AB Class “B” (Industrial conglomerates)	8,335	254
			572
	Switzerland—0.8%
	VZ Holding AG (Capital markets)	504	149

	United Kingdom—12.8%
	Close Brothers Group plc (Capital markets)	6,855	135
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	9,506	147
	Essentra plc (Chemicals)	8,254	101
	Halma plc (Electronic equipment, instruments & components)	18,271	233
	Hays plc (Professional services)	60,725	131
	Howden Joinery Group plc (Specialty retail)	25,787	200
	IG Group Holdings plc (Diversified financial services)	10,025	119
	Inchcape plc (Distributors)	10,395	120
	Jupiter Fund Management plc (Capital markets)	19,159	128
	M&C Saatchi plc (Media)	22,737	109
	Moneysupermarket.com Group plc (Internet software & services)	28,704	155
	OM Asset Management plc (Capital markets)†	9,748	149
	Scapa Group plc (Chemicals)	48,014	152
	Spirax-Sarco Engineering plc (Machinery)	2,243	109
	Ted Baker plc (Textiles, apparel & luxury goods)	2,917	129

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Victrex plc (Chemicals)	4,301	$114
Workspace Group plc (Real estate investment trusts (REITs))	9,024	128
		2,359

Japan—8.0%
Hoshizaki Electric Co., Ltd. (Machinery)	1,800	113
Meitec Corporation (Professional services)	6,500	225
Nihon Kohden Corporation (Health care equipment & supplies)	4,600	112
Nihon M&A Center, Inc. (Professional services)	3,400	166
Nissan Chemical Industries, Ltd. (Chemicals)	8,100	186
Relo Holdings, Inc. (Real estate management & development)	1,200	147
Resorttrust, Inc. (Hotels, restaurants & leisure)	4,900	131
Sato Holdings Corporation (Commercial services & supplies)	7,700	154
Tsubakimoto Chain Co. (Machinery)	16,000	125
Zenkoku Hosho Co., Ltd. (Diversified financial services)	3,300	110
		1,469

Asia—3.9%
Australia—2.5%
DuluxGroup, Ltd. (Chemicals)	29,340	142
Magellan Financial Group, Ltd. (Capital markets)	9,837	195
The Star Entertainment Grp, Ltd. (Hotels, restaurants & leisure)	33,701	125
		462
Singapore—1.4%
ComfortDelGro Corporation, Ltd. (Road & rail)	59,000	127
SATS, Ltd. (Transportation infrastructure)	52,000	141
		268

Emerging Asia—3.2%
China—0.9%
Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	7,784	173
Philippines—1.3%
Megaworld Corporation (Real estate management & development)	1,246,000	112
Security Bank Corporation (Banks)	43,670	132
		244
Taiwan—1.0%
Voltronic Power Technology Corporation (Electrical equipment)	12,000	179

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2015

Global Small Cap Growth Fund (In Liquidation)

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—2.3%
	Mexico—2.3%
*	Credito Real S.A.B. de C.V. (Consumer finance)	65,195	$165
	Gentera S.A.B. de C.V. (Consumer finance)	70,600	136
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	25,900	126
			427

	Emerging Europe, Mid-East, Africa—0.6%
	Turkey—0.6%
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	210,224	110
	Total Common Stocks—98.0% (cost $16,083)		18,073

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $393, collateralized by FNMA, 2.625%, due 9/6/24	$393	$393
Total Repurchase Agreement—2.1% (cost $393)		393
Total Investments—100.1% (cost $16,476)		18,466
Liabilities, plus cash and other assets—(0.1)%		(22)
Net assets—100.0%		$18,444

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	24.2%
Financials	21.1%
Industrials	18.6%
Information Technology	15.1%
Health Care	11.5%
Materials	5.2%
Energy	2.3%
Consumer Staples	2.0%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	43.4%
Euro	18.1%
British Pound Sterling	13.4%
Japanese Yen	8.1%
Swedish Krona	3.2%
Australian Dollar	2.6%
Mexican Peso	2.4%
Canadian Dollar	1.6%
Singapore Dollar	1.5%
Philippine Peso	1.3%
Israeli Shekel	1.0%
Danish Krone	1.0%
All Other Currencies	2.4%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	49

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Simon Fennell

The William Blair International Leaders Fund (Class N shares) posted a 6.01% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 4.60%.

The Fund’s performance relative to the Index during 2015 benefited from favorable style tailwinds, as higher-quality, growth-oriented companies with relatively strong earnings trends and price momentum generally outperformed on a global basis. Stock selection was strong across most sectors and regions during the year. From a sector perspective, Financials stock selection was the leading contributor. The Fund’s overweightings to Consumer Discretionary, Healthcare, and Information Technology (“IT”), and underweightings to Energy, Materials, and Telecommunication Services (“Telecom”) were also positive. Within Financials, stock selection was most beneficial within banks and capital markets. Although the Fund’s underweighting to banks in favor of insurance was favorable amid the low interest rate environment. HDFC Bank (India) was a leading contributor, benefiting from strong growth in retail loans and digital initiatives that drove higher market share. These positive effects were partially mitigated by the Fund’s Consumer Staples underweighting and Telecom stock selection. Within Telecom, Telenor (Norway) detracted from performance as it derives significant revenue from several emerging markets-based countries and its share price was adversely impacted by handset subsidies in Thailand and broader emerging markets earnings weakness. From a regional perspective, Europe ex-U.K. stock selection was the leading contributor to 2015 performance, benefiting from relative strength in European Consumer Discretionary, Healthcare, Financials and IT holdings. In contrast, stock selection in Latin America detracted from relative performance, but the impact was mitigated by the large underweight position. The Fund’s underweightings to the Developed Asia ex-Japan and Emerging Asia regions also detracted.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

50	Annual Report	December 31, 2015

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	Since Inception
Class N(a)	6.01%	7.01%	8.69%
Class I(a)	6.18	7.25	8.94
MSCI ACW Ex-U.S. IMI (net)(a)	(4.60)	2.02	4.36
Institutional Class(b)	6.33	7.43	8.91
MSCI ACW Ex-U.S. IMI (net)(b)	(4.60)	2.02	3.42

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2015.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	51

International Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.4%
	Denmark—1.8%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	36,407	$2,120
	Finland—1.8%
	Sampo Oyj Class “A” (Insurance)	40,955	2,092
	France—7.9%
	Cap Gemini S.A. (IT services)	30,537	2,841
	JCDecaux S.A. (Media)	39,312	1,508
	Safran S.A. (Aerospace & defense)	22,497	1,550
	Total S.A. (Oil, gas & consumable fuels)	32,541	1,459
	Valeo S.A. (Auto components)	11,427	1,770
			9,128
	Germany—4.2%
	Bayerische Motoren Werke AG (Automobiles)	16,156	1,714
	Continental AG (Auto components)	9,286	2,266
	Rational AG (Machinery)	1,863	850
			4,830
	Ireland—2.2%
	Ryanair Holdings plc-ADR (Airlines)	29,205	2,525
	Israel—2.8%
	Teva Pharmaceutical Industries, Ltd.-ADR (Pharmaceuticals)	49,664	3,260
	Italy—2.2%
	Intesa Sanpaolo SpA (Banks)	768,593	2,579
	Netherlands—2.9%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	27,091	2,282
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	46,142	1,058
			3,340
	Spain—1.4%
	Amadeus IT Holding S.A. Class “A” (IT services)	37,637	1,664
	Sweden—2.4%
	Atlas Copco AB Class “A” (Machinery)	53,956	1,332
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	39,810	1,485
			2,817
	Switzerland—3.8%
*	Actelion, Ltd. (Biotechnology)	17,106	2,384
	Partners Group Holding AG (Capital markets)	5,551	2,002
			4,386
	Japan—20.8%
	Astellas Pharma, Inc. (Pharmaceuticals)	125,300	1,805
	Daikin Industries, Ltd. (Building products)	25,600	1,896
	FANUC Corporation (Machinery)	9,100	1,596
	Fuji Heavy Industries, Ltd. (Automobiles)	58,959	2,466

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Hoya Corporation (Health care equipment & supplies)	44,300	$1,836
	Kao Corporation (Personal products)	33,800	1,759
	Keyence Corporation (Electronic equipment, instruments & components)	3,100	1,730
	Makita Corporation (Machinery)	24,900	1,456
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	11,400	1,666
	Nitori Holdings Co., Ltd. (Specialty retail)	16,200	1,379
	ORIX Corporation (Diversified financial services)	139,300	1,988
	Shimano, Inc. (Leisure products)	11,700	1,816
	SMC Corporation (Machinery)	3,600	952
	Sumitomo Mitsui Financial Group, Inc. (Banks)	47,600	1,824
			24,169

	United Kingdom—16.3%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	49,477	758
	Compass Group plc (Hotels, restaurants & leisure)	165,636	2,869
	IG Group Holdings plc (Diversified financial services)	115,051	1,361
	InterContinental Hotels Group plc (Hotels,restaurants & leisure)	39,734	1,557
	Prudential plc (Insurance)	85,868	1,938
	Reckitt Benckiser Group plc (Household products)	21,946	2,032
	RELX plc (Media)	130,730	2,307
	St James’s Place plc (Insurance)	100,144	1,488
	Wolseley plc (Trading companies & distributors)	38,195	2,079
	WPP plc (Media)	109,850	2,531
			18,920

	Emerging Asia—14.7%
	China—6.9%
*	Baidu, Inc.-ADR (Internet software & services)	6,828	1,291
	China Overseas Land & Investment, Ltd. (Real estate management & development)	574,000	2,007
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	1,192,000	1,211
	NetEase, Inc.-ADR (Internet software & services)	10,982	1,990
	Tencent Holdings, Ltd. (Internet software & services)	79,700	1,570
			8,069
	India—3.8%
	Hero MotoCorp, Ltd. (Automobiles)	41,600	1,690
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	78,275	1,495
*	Tata Motors, Ltd.-ADR (Automobiles)	43,593	1,285
			4,470

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2015

International Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
South Korea—1.7%
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	1,806	$1,941
Taiwan—2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	606,000	2,638

Canada—5.1%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	50,107	2,206
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	77,947	2,458
Suncor Energy, Inc. (Oil, gas & consumable fuels)	49,607	1,280
		5,944

Asia—4.0%
Australia—2.1%
Macquarie Group, Ltd. (Capital markets)	41,196	2,485
Hong Kong—1.9%
AIA Group, Ltd. (Insurance)	356,800	2,145

Emerging Europe, Mid-East, Africa—1.5%
South Africa—1.5%
Bidvest Group, Ltd. (Industrial conglomerates)	52,334	1,111
Discovery, Ltd. (Insurance)	67,113	577
		1,688
Total Common Stocks—95.8% (cost $100,734)		111,210

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $4,150, collateralized by U.S Treasury Note, 2.375%, due 8/15/24	$4,150	$4,150
Total Repurchase Agreement—3.6% (cost $4,150)		4,150
Total Investments—99.4% (cost $104,884)		115,360
Cash and other assets, less liabilities—0.6%		718
Net assets—100.0%		$116,078

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.8%
Consumer Discretionary	22.6%
Information Technology	20.7%
Industrials	13.8%
Health Care	10.3%
Consumer Staples	5.4%
Energy	3.4%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	21.7%
Euro	19.2%
British Pound Sterling	17.0%
U.S. Dollar	13.6%
Hong Kong Dollar	6.2%
Swiss Franc	4.0%
Canadian Dollar	3.1%
Indian Rupee	2.9%
Swedish Krona	2.5%
New Taiwan Dollar	2.4%
Australian Dollar	2.2%
Danish Krone	1.9%
South Korean Won	1.8%
South African Rand	1.5%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	53

International Equity Fund

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Equity Fund (Class N shares) posted a 1.54% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 3.04%.

The Fund’s performance during 2015 was broadly supported by our emphasis on higher-quality, growth-oriented companies. From a sector perspective, Financials stock selection was the leading contributor for the year, bolstered by bank, diversified financial services, and insurance holdings. HDFC Bank (India) was a leading contributor, benefiting from strong growth in retail loans and digital initiatives that drove higher market share. Insurance company AIA Group (Hong Kong) was another notable contributor, benefiting from favorable new business trends despite a volatile macroeconomic environment in Emerging Asia. Consumer Discretionary, Consumer Staples, Industrials, and Information Technology (“IT”) stock selection were also primary contributors to the Fund’s performance. Overall sector positioning was also beneficial—primarily the Fund’s overweightings to Industrials and IT versus the Index, and underweightings to Materials and Energy versus the Index. These positive effects helped to offset poor stock selection in Energy and Materials. Canadian exploration & production companies Enerplus and Canadian Natural Resources were key detractors, hampered by lower oil and gas selling prices. Within Materials, mining company Rio Tinto (U.K.) was hurt by declines in the iron ore price. Swiss-based agricultural chemical company Syngenta suffered from weaker sales and management’s rejection of a takeover offer from U.S.-based seed company Monsanto. From a regional perspective, stock selection was strongest in Europe ex-U.K. and Developed Asia, partially offset by the underweightings to both regions. The overweighting to Canada also detracted from relative performance.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

54	Annual Report	December 31, 2015

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	1.54%	5.54%	3.79%	2.52%
Class I	1.80	5.81	4.05	2.77
MSCI World Ex-U.S. Index (net)	(3.04)	3.93	2.79	2.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	55

International Equity Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—33.4%
	Belgium—2.9%
	Anheuser-Busch InBev N.V. (Beverages)	8,086	$1,005
	UCB S.A. (Pharmaceuticals)	9,519	861
			1,866
	Denmark—1.1%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	12,475	726
	Finland—1.0%
	Kone Oyj Class “B” (Machinery)	15,149	645
	France—7.6%
	AXA S.A. (Insurance)	27,713	760
	BNP Paribas S.A. (Banks)	16,490	936
	Cap Gemini S.A. (IT services)	6,798	632
	Essilor International S.A. (Health care equipment & supplies)	4,895	612
	Total S.A. (Oil, gas & consumable fuels)	22,257	998
	Veolia Environnement S.A. (Multi-utilities)	39,631	942
			4,880
	Germany—5.6%
	BASF SE (Chemicals)	7,234	556
	Bayerische Motoren Werke AG (Automobiles)	5,594	594
	Continental AG (Auto components)	3,817	932
	Fresenius SE & Co. KGaA (Health care providers & services)	10,616	761
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	49,566	727
			3,570
	Italy—1.2%
	Intesa Sanpaolo SpA (Banks)	220,018	738
	Netherlands—6.1%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	7,412	625
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	42,796	981
*	Sensata Technologies Holding N.V. (Electrical equipment)†	16,398	755
	Unilever N.V. (Personal products)	35,110	1,530
			3,891
	Spain—1.3%
	Industria de Diseno Textil S.A. (Specialty retail)	24,614	848
	Sweden—2.5%
	Assa Abloy AB Class “B” (Building products)	38,574	814
	Atlas Copco AB Class “A” (Machinery)	32,014	790
			1,604
	Switzerland—4.1%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	9,610	692
	Nestle S.A. (Food products)	6,368	474

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Switzerland—(continued)
Novartis AG (Pharmaceuticals)	11,363	$985
Roche Holding AG (Pharmaceuticals)	1,654	456
		2,607

United Kingdom—30.3%
Ashtead Group plc (Trading companies & distributors)	44,586	735
Babcock International Group plc (Commercial services & supplies)	55,752	835
Bunzl plc (Trading companies & distributors)	18,013	501
Capita plc (Professional services)	44,920	800
Compass Group plc (Hotels, restaurants & leisure)	97,633	1,691
Diageo plc (Beverages)	33,719	923
easyJet plc (Airlines)	21,355	548
Experian plc (Professional services)	54,105	958
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	15,954	625
Legal & General Group plc (Insurance)	264,647	1,045
Lloyds Banking Group plc (Banks)	774,444	834
Next plc (Multiline retail)	4,306	463
Prudential plc (Insurance)	41,786	943
Reckitt Benckiser Group plc (Household products)	15,437	1,429
Regus plc (Commercial services & supplies)	125,137	615
RELX plc (Media)	66,762	1,178
Rio Tinto plc (Metals & mining)	39,985	1,167
Schroders plc (Capital markets)	21,895	961
Travis Perkins plc (Trading companies & distributors)	23,780	692
UBM plc (Media)	56,843	441
Wolseley plc (Trading companies & distributors)	18,309	996
WPP plc (Media)	43,058	992
		19,372

Japan—19.7%
Astellas Pharma, Inc. (Pharmaceuticals)	38,400	553
Daikin Industries, Ltd. (Building products)	6,418	475
FANUC Corporation (Machinery)	4,361	765
Fuji Heavy Industries, Ltd. (Automobiles)	22,072	923
Hitachi Capital Corporation (Consumer finance)	19,500	531
Hoya Corporation (Health care equipment & supplies)	17,364	720
Japan Exchange Group, Inc. (Diversified financial services)	43,800	696
Kao Corporation (Personal products)	14,589	759
Keyence Corporation (Electronic equipment, instruments & components)	1,205	673
Mitsubishi UFJ Financial Group, Inc. (Banks)	149,200	940

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2015

International Equity Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	4,100	$599
Nihon M&A Center, Inc. (Professional services)	8,470	413
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	253	460
Obic Co., Ltd. (IT services)	8,174	438
ORIX Corporation (Diversified financial services)	57,829	825
SCSK Corporation (IT services)	20,963	852
Seino Holdings Co., Ltd. (Road & rail)	33,383	352
Shimano, Inc. (Leisure products)	3,700	574
Sumitomo Mitsui Financial Group, Inc. (Banks)	17,800	682
Suruga Bank, Ltd. (Banks)	17,394	364
		12,594

Canada—8.6%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	18,625	820
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	20,398	643
Canadian National Railway Co. (Road & rail)†	14,890	832
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	39,374	860
CI Financial Corporation (Capital markets)	20,769	459
Enerplus Corporation (Oil, gas & consumable fuels)	139,946	480
Intact Financial Corporation (Insurance)	7,065	453
The Toronto-Dominion Bank (Banks)†	23,910	937
		5,484

Emerging Asia—4.2%
China—0.6%
China Everbright International, Ltd. (Commercial services & supplies)	305,765	393
India—1.2%
HDFC Bank, Ltd.-ADR (Banks)	12,628	778
Taiwan—2.4%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	6,000	415
MediaTek, Inc. (Semiconductors & semiconductor equipment)	56,000	426
Taiwan Semiconductor Manufacturing Co., Ltd.-ADR (Semiconductors & semiconductor equipment)	28,938	658
		1,499

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	186,186	1,119
Total Common Stocks—98.0% (cost $57,430)		62,614

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $953, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$953	$953
Total Repurchase Agreement—1.5% (cost $953)		953
Total Investments—99.5% (cost $58,383)		63,567
Cash and other assets, less liabilities—0.5%		339
Net assets—100.0%		$63,906

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.1%
Industrials	20.6%
Consumer Discretionary	15.9%
Consumer Staples	11.1%
Information Technology	9.7%
Health Care	9.1%
Energy	5.3%
Materials	2.7%
Utilities	1.5%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	30.9%
Euro	24.0%
Japanese Yen	20.1%
U.S. Dollar	8.4%
Canadian Dollar	4.9%
Swiss Franc	4.2%
Swedish Krona	2.6%
Hong Kong Dollar	2.4%
New Taiwan Dollar	1.3%
Danish Krone	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	57

Institutional International Equity Fund

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund posted a 1.91% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 3.04%.

The Fund’s performance during 2015 was broadly supported by our emphasis on higher-quality, growth-oriented companies. From a sector perspective, Financials stock selection was the leading contributor for the year, bolstered by bank, diversified financial services, and insurance holdings. HDFC Bank (India) was a leading contributor, benefiting from strong growth in retail loans and digital initiatives that drove higher market share. Insurance company AIA Group (Hong Kong) was another notable contributor, benefiting from favorable new business trends despite a volatile macroeconomic environment in Emerging Asia. Consumer Discretionary, Consumer Staples, Industrials, and Information Technology (“IT”) stock selection were also significant contributors to the Fund’s performance. Overall sector positioning was also beneficial—primarily the Fund’s overweightings to Industrials and IT versus the Index, and underweightings to Materials and Energy versus the Index. These positive effects helped to offset poor stock selection in Energy and Materials. Canadian exploration & production companies Enerplus and Canadian Natural Resources were key detractors, hampered by lower oil and gas selling prices. Within Materials, mining company Rio Tinto (U.K.) was hurt by declines in the iron ore price. Swiss-based agricultural chemical company Syngenta suffered from weaker sales and management’s rejection of a takeover offer from U.S.-based seed company Monsanto. From a regional perspective, stock selection was strongest in Europe ex-U.K. and Developed Asia, partially offset by the underweightings to both regions. The overweighting to Canada also detracted from relative performance.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

58	Annual Report	December 31, 2015

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Institutional Class	1.91%	5.61%	4.14%	2.67%
MSCI World Ex-U.S. Index (net)	(3.04)	3.93	2.79	2.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	59

Institutional International Equity Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.3%
	Belgium—3.0%
	Anheuser-Busch InBev N.V. (Beverages)	2,046	$254
	UCB S.A. (Pharmaceuticals)	2,408	218
			472
	Denmark—1.2%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	3,204	187
	Finland—1.0%
	Kone Oyj Class ’‘B’’ (Machinery)	3,904	166
	France—7.7%
	AXA S.A. (Insurance)	7,010	192
	BNP Paribas S.A. (Banks)	4,171	237
	Cap Gemini S.A. (IT services)	1,721	160
	Essilor International S.A. (Health care equipment & supplies)	1,239	155
	Total S.A. (Oil, gas & consumable fuels)	5,650	253
	Veolia Environnement S.A. (Multi-utilities)	10,025	238
			1,235
	Germany—5.7%
	BASF SE (Chemicals)	1,858	143
	Bayerische Motoren Werke AG (Automobiles)	1,437	153
	Continental AG (Auto components)	980	239
	Fresenius SE & Co. KGaA (Health care providers & services)	2,726	195
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	12,728	187
			917
	Italy—1.2%
	Intesa Sanpaolo SpA (Banks)	56,505	190
	Netherlands—6.1%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	1,874	158
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	10,846	249
*	Sensata Technologies Holding N.V. (Electrical equipment)†	4,148	191
	Unilever N.V. (Personal products)	8,882	387
			985
	Spain—1.3%
	Industria de Diseno Textil S.A. (Specialty retail)	6,226	214
	Sweden—2.6%
	Assa Abloy AB Class “B” (Building products)	9,907	209
	Atlas Copco AB Class “A” (Machinery)	8,222	203
			412
	Switzerland—4.5%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	2,468	178
	Nestle S.A. (Food products)	1,635	122
	Novartis AG (Pharmaceuticals)	2,926	253

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Switzerland—(continued)
Roche Holding AG (Pharmaceuticals)	608	$168
		721

United Kingdom—30.6%
Ashtead Group plc (Trading companies & distributors)	11,307	186
Babcock International Group plc (Commercial services & supplies)	14,102	211
Bunzl plc (Trading companies & distributors)	4,556	127
Capita plc (Professional services)	11,363	202
Compass Group plc (Hotels, restaurants & leisure)	24,696	428
Diageo plc (Beverages)	8,526	233
easyJet plc (Airlines)	5,399	138
Experian plc (Professional services)	13,686	242
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	4,035	158
Legal & General Group plc (Insurance)	67,092	265
Lloyds Banking Group plc (Banks)	195,895	211
Next plc (Multiline retail)	1,089	117
Prudential plc (Insurance)	10,570	239
Reckitt Benckiser Group plc (Household products)	3,905	362
Regus plc (Commercial services & supplies)	31,737	156
RELX plc (Media)	16,881	298
Rio Tinto plc (Metals & mining)	10,133	296
Schroders plc (Capital markets)	5,544	243
Travis Perkins plc (Trading companies & distributors)	6,030	175
UBM plc (Media)	14,378	112
Wolseley plc (Trading companies & distributors)	4,631	252
WPP plc (Media)	10,892	251
		4,902

Japan—20.1%
Astellas Pharma, Inc. (Pharmaceuticals)	9,838	142
Daikin Industries, Ltd. (Building products)	1,606	119
FANUC Corporation (Machinery)	1,100	193
Fuji Heavy Industries, Ltd. (Automobiles)	5,700	238
Hitachi Capital Corporation (Consumer finance)	5,000	136
Hoya Corporation (Health care equipment & supplies)	4,500	187
Japan Exchange Group, Inc. (Diversified financial services)	11,200	178
Kao Corporation (Personal products)	3,700	193
Keyence Corporation (Electronic equipment, instruments & components)	300	167
Mitsubishi UFJ Financial Group, Inc. (Banks)	38,300	241

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2015

Institutional International Equity Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	1,100	$161
Nihon M&A Center, Inc. (Professional services)	2,200	107
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	65	118
Obic Co., Ltd. (IT services)	2,100	113
ORIX Corporation (Diversified financial services)	14,812	211
SCSK Corporation (IT services)	5,383	219
Seino Holdings Co., Ltd. (Road & rail)	8,826	93
Shimano, Inc. (Leisure products)	900	140
Sumitomo Mitsui Financial Group, Inc. (Banks)	4,600	176
Suruga Bank, Ltd. (Banks)	4,268	89
		3,221

Canada—8.6%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	4,711	207
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	5,172	163
Canadian National Railway Co. (Road & rail)†	3,766	210
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	9,960	218
CI Financial Corporation (Capital markets)	5,254	116
Enerplus Corporation (Oil, gas & consumable fuels)	35,147	121
Intact Financial Corporation (Insurance)	1,787	115
The Toronto-Dominion Bank (Banks)†	6,048	237
		1,387

Emerging Asia—4.0%
China—0.6%
China Everbright International, Ltd. (Commercial services & supplies)	77,037	99
India—1.2%
HDFC Bank, Ltd.-ADR (Banks)	3,194	197
Taiwan—2.2%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	1,000	69
MediaTek, Inc. (Semiconductors & semiconductor equipment)	14,000	106
Taiwan Semiconductor Manufacturing Co., Ltd.-ADR (Semiconductors & semiconductor equipment)	7,344	167
		342

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	47,071	283
Total Common Stocks—99.4% (cost $15,115)		15,930

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $119, collateralized by FNMA, 2.625%, due 9/6/24	$119	$119
Total Repurchase Agreement—0.7% (cost $119)		119
Total Investments—100.1% (cost $15,234)		16,049
Liabilities, plus cash and other assets—(0.1)%		(19)
Net assets—100.0%		$16,030

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.0%
Industrials	20.6%
Consumer Discretionary	15.9%
Consumer Staples	11.0%
Information Technology	9.5%
Health Care	9.4%
Energy	5.3%
Materials	2.8%
Utilities	1.5%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	30.8%
Euro	24.0%
Japanese Yen	20.2%
U.S. Dollar	8.3%
Canadian Dollar	4.9%
Swiss Franc	4.5%
Swedish Krona	2.6%
Hong Kong Dollar	2.4%
Danish Krone	1.2%
New Taiwan Dollar	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	61

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell Stephanie G. Braming

The William Blair International Growth Fund (Class N shares) posted a 0.27% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 4.60%.

The Fund’s outperformance relative to Index during 2015 benefited from favorable style tailwinds, as higher-quality, growth-oriented companies with relatively strong earnings trends and price momentum generally outperformed on a global basis. Stock selection was strong across most sectors and regions during the year. From a sector perspective, Financials and Consumer Discretionary stock selection were leading contributors to relative performance. The Fund’s overweightings to Consumer Discretionary and Information Technology, and underweightings to Energy and Materials were also positive. Within Financials, stock selection was positive across all industries, and the underweighting to banks was favorable amid the low interest rate environment. Insurance company AXA (France) was a leading contributor, benefiting from solid business trends and stable capital coverage despite macroeconomic volatility. Within Consumer Discretionary, Japanese automaker Fuji Heavy Industries and U.K. media company ITV were notable contributors. Fuji Heavy benefitted from positive sales trends and its plans to expand their production capacity in North America where it has been straining to meet record demand for Subaru vehicles, in addition to an increased dividend payout. ITV was supported by favorable growth in its production studios business and audience share gains. These positive effects were partially mitigated by Consumer Staples stock selection, as Latin American beverage company Ambev declined on broad macroeconomic weakness, despite posting solid volume growth in its core Brazilian beer business. Energy stock selection also detracted, hampered by oil pipeline company Enbridge (Canada) and exploration & production company Canadian Natural Resources. From a regional perspective, Europe ex-U.K. stock selection was the leading contributor to 2015 performance, benefiting from relative strength in European Consumer Discretionary, Healthcare, Financials and Technology holdings. In contrast, stock selection in Emerging EMEA (Europe, the Middle East and Africa) and Latin America detracted, but these effects were mitigated by the Fund’s underweight positions.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

62	Annual Report	December 31, 2015

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	(0.27)%	4.61%	3.89%	3.66%
Class I	(0.03)	4.92	4.19	3.97
MSCI ACW Ex-U.S. IMI (net)	(4.60)	2.02	1.27	3.18

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	63

International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.3%
	Belgium—1.1%
	KBC Groep N.V. (Banks)	487,276	$30,539
*	Telenet Group Holding N.V. (Media)	192,448	10,409
			40,948
	Denmark—2.0%
	DSV A/S (Road & rail)	136,350	5,395
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	337,057	19,628
	Novozymes A/S Class “B” (Chemicals)	257,349	12,389
	Pandora A/S (Textiles, apparel & luxury goods)	199,460	25,327
	Vestas Wind Systems A/S (Electrical equipment)	129,675	9,136
			71,875
	Finland—1.9%
	Elisa Oyj (Diversified telecommunication services)	199,920	7,559
	Kone Oyj Class ’‘B’’ (Machinery)	433,337	18,446
	Sampo Oyj Class ’‘A’’ (Insurance)	850,691	43,451
			69,456
	France—8.4%
	AXA S.A. (Insurance)	2,058,989	56,455
	Cap Gemini S.A. (IT services)	397,868	37,012
	Christian Dior SE (Textiles, apparel & luxury goods)	94,184	16,044
	Essilor International S.A. (Health care equipment & supplies)	115,753	14,473
	Hermes International (Textiles, apparel & luxury goods)	31,445	10,653
	Orpea (Health care providers & services)	71,730	5,751
	Rubis SCA (Gas utilities)	25,079	1,906
	Safran S.A. (Aerospace & defense)	349,422	24,064
	Technicolor S.A. (Media)	236,713	1,924
	Thales S.A. (Aerospace & defense)	151,770	11,397
	Total S.A. (Oil, gas & consumable fuels)	1,116,595	50,073
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	50,885	12,962
	Valeo S.A. (Auto components)	243,812	37,771
	Veolia Environnement S.A. (Multi-utilities)	1,175,107	27,923
			308,408
	Germany—5.2%
	Bayerische Motoren Werke AG (Automobiles)	293,272	31,116
	Brenntag AG (Trading companies & distributors)	288,748	15,150
	Continental AG (Auto components)	180,897	44,144
	Deutsche Wohnen AG (Real estate management & development)	290,485	8,086
	Evonik Industries AG (Chemicals)	230,859	7,681
	Gerresheimer AG (Life sciences tools & services)	70,834	5,557
	ProSiebenSat.1 Media SE (Media)	576,186	29,283
	SAP SE (Software)	186,767	14,894

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	TUI AG (Hotels, restaurants & leisure)	1,045,402	$19,070
	Vonovia SE (Real estate management & development)	260,687	8,088
*	Zalando SE-144A (Internet & catalog retail)	223,753	8,851
			191,920
	Ireland—1.1%
*	ICON plc (Life sciences tools & services)†	260,333	20,228
	Kingspan Group plc (Building products)	304,322	8,040
	Smurfit Kappa Group plc (Containers & packaging)	507,810	12,991
			41,259
	Israel—2.4%
*	Check Point Software Technologies, Ltd. (Software)†	398,631	32,440
	Teva Pharmaceutical Industries, Ltd.— ADR (Pharmaceuticals)	867,883	56,968
			89,408
	Italy—2.4%
	Azimut Holding SpA (Capital markets)	470,284	11,786
	Banca Generali SpA (Capital markets)	464,919	14,743
	Intesa Sanpaolo SpA (Banks)	16,383,525	54,981
*	Yoox Net-A—Porter Group SpA (Internet & catalog retail)	185,003	6,946
			88,456

	Luxembourg—0.3%
	Eurofins Scientific SE (Life sciences tools & services)	29,922	10,466
	Netherlands—2.5%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	382,780	32,249
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,620,167	37,142
	Wolters Kluwer N.V. (Media)	664,991	22,378
			91,769
	Norway—0.5%
	Gjensidige Forsikring ASA (Insurance)	315,214	5,060
	Telenor ASA (Diversified telecommunication services)	886,430	14,851
			19,911
	Portugal—0.4%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	806,390	10,512
	NOS SGPS S.A. (Media)	704,590	5,548
			16,060
	Spain—3.0%
	Amadeus IT Holding S.A. Class “A” (IT services)	758,010	33,515
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	3,306,072	24,213
	Bankinter S.A. (Banks)	2,183,871	15,531

See accompanying Notes to Financial Statements.

64	Annual Report	December 31, 2015

International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
*	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	1,381,287	$8,172
	Industria de Diseno Textil S.A. (Specialty retail)	645,840	22,242
	Viscofan S.A. (Food products)	86,876	5,253
			108,926
	Sweden—2.0%
	Assa Abloy AB Class “B” (Building products)	780,636	16,461
	Atlas Copco AB Class “A” (Machinery)	1,239,965	30,612
	BillerudKorsnas AB (Containers & packaging)	183,850	3,424
	Hexpol AB (Chemicals)	585,232	6,316
	Intrum Justitia AB (Commercial services & supplies)	181,992	6,222
	Swedbank AB Class “A” (Banks)	447,144	9,910
			72,945
	Switzerland—4.1%
*	Actelion, Ltd. (Biotechnology)	193,866	27,020
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	278,054	20,016
*	Clariant AG (Chemicals)	900,380	17,089
*	Lonza Group AG (Life sciences tools & services)	94,262	15,350
*	Luxoft Holding, Inc. (IT services)†	79,482	6,130
	Nestle S.A. (Food products)	400,521	29,811
	Partners Group Holding AG (Capital markets)	84,294	30,403
	Straumann Holding AG (Health care equipment & supplies)	19,501	5,938
			151,757

	Japan—19.2%
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	303,500	8,371
	Casio Computer Co., Ltd. (Household durables)	584,300	13,840
	Daicel Corporation (Chemicals)	874,200	13,194
	Daifuku Co., Ltd. (Machinery)	356,026	6,146
	Daikin Industries, Ltd. (Building products)	370,500	27,437
	Daiwa House Industry Co., Ltd. (Real estate management & development)	686,400	20,005
	FANUC Corporation (Machinery)	111,000	19,467
	Fuji Electric Co., Ltd. (Electrical equipment)	1,235,000	5,251
	Fuji Heavy Industries, Ltd. (Automobiles)	1,466,300	61,326
	Haseko Corporation (Household durables)	453,100	5,082
	Hitachi Capital Corporation (Consumer finance)	171,000	4,659
	Hoya Corporation (Health care equipment & supplies)	995,300	41,246
	IT Holdings Corporation (IT services)	241,100	5,582
	Japan Tobacco, Inc. (Tobacco)	664,200	24,707

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Kao Corporation (Personal products)	390,000	$20,296
KDDI Corporation (Wireless telecommunication services)	1,144,900	30,043
Keyence Corporation (Electronic equipment, instruments & components)	49,900	27,849
M3, Inc. (Health care technology)	381,800	8,011
Makita Corporation (Machinery)	178,400	10,434
Mitsubishi UFJ Financial Group, Inc. (Banks)	4,246,600	26,749
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	326,100	47,669
Nissan Chemical Industries, Ltd. (Chemicals)	280,900	6,471
Nitori Holdings Co., Ltd. (Specialty retail)	68,200	5,805
Nomura Research Institute, Ltd. (IT services)	487,300	18,933
ORIX Corporation (Diversified financial services)	3,878,100	55,351
Pola Orbis Holdings, Inc. (Personal products)	80,800	5,391
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	70,000	4,840
SCSK Corporation (IT services)	199,500	8,108
Secom Co., Ltd. (Commercial services & supplies)	143,000	9,803
Shionogi & Co., Ltd. (Pharmaceuticals)	470,600	21,546
Sumitomo Mitsui Financial Group, Inc. (Banks)	1,197,900	45,905
Suruga Bank, Ltd. (Banks)	857,000	17,918
Sysmex Corporation (Health care equipment & supplies)	114,500	7,459
Tadano, Ltd. (Machinery)	616,000	7,565
Taisei Corporation (Construction & engineering)	2,626,000	17,478
Temp Holdings Co., Ltd. (Professional services)	377,100	5,914
Tokio Marine Holdings, Inc. (Insurance)	585,500	22,953
Trend Micro, Inc. (Software)	165,200	6,776
Tsuruha Holdings, Inc. (Food & staples retailing)	106,400	9,304
		704,884

United Kingdom—15.5%
Berkeley Group Holdings plc (Household durables)	299,036	16,258
BT Group plc (Diversified telecommunication services)	5,974,173	41,543
Bunzl plc (Trading companies & distributors)	617,308	17,154
Capita plc (Professional services)	827,080	14,729
Compass Group plc (Hotels, restaurants & leisure)	1,683,634	29,164
Derwent London plc (Real estate investment trusts (REITs))	177,933	9,632
easyJet plc (Airlines)	1,395,296	35,791

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	65

International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Halma plc (Electronic equipment, instruments & components)	556,396	$7,095
	Hiscox, Ltd. (Insurance)	625,548	9,720
	Inchcape plc (Distributors)	739,132	8,554
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	410,482	16,084
	Intertek Group plc (Professional services)	131,495	5,383
	ITV plc (Media)	10,450,899	42,615
	Micro Focus International plc (Software)	303,894	7,146
	Next plc (Multiline retail)	239,059	25,692
	Provident Financial plc (Consumer finance)	386,524	19,186
	Prudential plc (Insurance)	2,284,686	51,565
	Reckitt Benckiser Group plc (Household products)	198,879	18,415
	RELX plc (Media)	1,278,898	22,568
	Schroders plc (Capital markets)	223,792	9,818
	SSE plc (Electric utilities)	611,457	13,774
	Taylor Wimpey plc (Household durables)	3,608,567	10,804
	The Sage Group plc (Software)	1,101,094	9,796
	UBM plc (Media)	703,254	5,458
	Unilever plc (Personal products)	1,298,470	56,019
	WH Smith plc (Specialty retail)	213,710	5,573
	Whitbread plc (Hotels, restaurants & leisure)	249,269	16,173
	Wolseley plc (Trading companies & distributors)	269,336	14,655
	WPP plc (Media)	1,275,264	29,384
			569,748

	Emerging Asia—11.5%
	China—5.3%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	154,251	12,536
*	Baidu, Inc.-ADR (Internet software & services)	104,391	19,734
	China Overseas Land & Investment, Ltd. (Real estate management & development)	6,950,000	24,303
	China Resources Land, Ltd. (Real estate management & development)	6,826,000	19,905
	China Vanke Co., Ltd. Class “H” (Real estate management & development)**§	5,760,200	17,020
	ENN Energy Holdings, Ltd. (Gas utilities)	1,902,000	10,099
	Geely Automobile Holdings, Ltd. (Automobiles)	10,555,000	5,625
	NetEase, Inc.—ADR (Internet software & services)	98,302	17,816
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	7,353,000	40,702
	Tencent Holdings, Ltd. (Internet software & services)	1,401,600	27,616
			195,356
	India—1.5%
	Axis Bank, Ltd. (Banks)	1,753,066	11,918
	HDFC Bank, Ltd. (Banks)	955,180	15,617

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	570,187	$10,890
	Maruti Suzuki India, Ltd. (Automobiles)	154,337	10,778
	Yes Bank, Ltd. (Banks)	475,134	5,214
			54,417
	Indonesia—0.2%
	PT Bank Central Asia Tbk (Banks)	7,871,100	7,594
	South Korea—1.8%
*	Amorepacific Corporation (Personal products)	19,147	6,769
*	LG Chem, Ltd. (Chemicals)	31,440	8,808
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	39,019	41,929
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	363,810	9,541
			67,047
	Taiwan—2.7%
	Catcher Technology Co., Ltd. (Technology hardware, storage & peripherals)	1,169,000	9,823
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	2,670,106	12,640
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	8,204,000	11,239
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	101,000	6,980
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	942,000	7,170
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	2,170,630	49,382
			97,234

	Asia—4.9%
	Australia—1.3%
	Challenger, Ltd. (Diversified financial services)	800,465	5,086
	Flight Centre Travel Group Ltd. (Hotels, restaurants & leisure)	193,094	5,613
	LendLease Group (Real estate management & development)	625,992	6,505
	Macquarie Group, Ltd. (Capital markets)	514,195	31,014
			48,218
	Hong Kong—2.6%
	AIA Group, Ltd. (Insurance)	12,808,000	77,013
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	17
	Techtronic Industries Co., Ltd. (Household durables)	4,462,500	18,195
			95,225

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2015

International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Singapore—1.0%
	DBS Group Holdings, Ltd. (Banks)	1,848,100	$21,754
	Singapore Telecommunications, Ltd. (Diversified telecommunication services)	6,675,500	17,278
			39,032

	Canada—4.7%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	408,135	17,966
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	945,515	29,812
	CI Financial Corporation (Capital markets)	896,575	19,828
	Constellation Software, Inc. (Software)	16,136	6,727
	Dollarama, Inc. (Multiline retail)	222,841	12,874
	Enbridge, Inc. (Oil, gas & consumable fuels)	778,159	25,869
	Intact Financial Corporation (Insurance)	163,682	10,490
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	931,545	24,048
	The Toronto-Dominion Bank (Banks)	630,912	24,731
			172,345

	Emerging Europe, Mid-East, Africa—1.7%
	Russia—0.1%
*	Yandex N.V. Class “A” (Internet software & services)†	329,570	5,181
	South Africa—1.4%
	Bidvest Group, Ltd. (Industrial conglomerates)	349,340	7,414
	Naspers, Ltd. (Media)	179,121	24,555
	Steinhoff International Holdings N.V. (Household durables)	4,082,929	20,727
			52,696
	United Arab Emirates—0.2%
	Dubai Islamic Bank PJSC (Banks)	3,245,647	5,461

	Emerging Latin America—1.6%
	Brazil—0.9%
	AMBEV S.A.—ADR (Beverages)	5,748,534	25,638
	BB Seguridade Participacoes S.A. (Insurance)	1,409,000	8,665
			34,303
	Mexico—0.4%
	Arca Continental S.A.B. de C.V. (Beverages)	1,078,994	6,554
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	83,581	7,719
			14,273
	Peru—0.3%
	Credicorp, Ltd. (Banks)†	93,000	9,051

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Total Common Stocks—96.4% (cost $3,236,178)		$3,545,629

Preferred Stock
Brazil—0.2%
Itau Unibanco Holding S.A. (Banks)	955,600	6,360
Total Preferred Stock—0.2% (cost $7,358)		6,360

Affiliated Fund
China—0.1%
William Blair China A-Share Fund, LLC**§	223,614	3,928
Total Affiliated Fund—0.1% (cost $2,236)		3,928

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $113,846, collateralized by FNMA, 2.625%, due 9/6/24, and U.S. Treasury Note, 2.375%, due 8/15/24	$113,846	113,846
Total Repurchase Agreement—3.1% (cost $113,846)		113,846
Total Investments—99.8% (cost $3,359,618)		3,669,763
Cash and other assets, less liabilities—0.2%		8,981
Net assets—100.0%		$3,678,744

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. These holdings represent 0.57% of the Fund’s net assets at December 31, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.57% of the Fund’s net assets at December 31, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	67

International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	29.2%
Consumer Discretionary	20.5%
Information Technology	15.0%
Industrials	9.8%
Health Care	7.4%
Consumer Staples	7.1%
Energy	3.9%
Telecommunication Services	3.1%
Materials	2.5%
Utilities	1.5%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.7%
Japanese Yen	19.8%
British Pound Sterling	16.0%
U.S. Dollar	9.3%
Hong Kong Dollar	6.8%
Swiss Franc	4.1%
Canadian Dollar	4.0%
Swedish Krona	2.1%
Danish Krone	2.0%
South Korean Won	1.9%
Indian Rupee	1.5%
South African Rand	1.5%
Australian Dollar	1.4%
New Taiwan Dollar	1.3%
Singapore Dollar	1.1%
All Other Currencies	1.5%
Total	100.0%

As of December 31, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year ended December 31, 2015
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Fund Name	12/31/2014	Purchases	Sales	12/31/2015	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	2,202,200	—	1,978,586	223,614	$3,928	$—	$18,124	$(9,385)

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2015

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell Stephanie G. Braming

The William Blair Institutional International Growth Fund (Class N shares) posted a 0.09% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 4.60%.

The Fund’s outperformance relative to Index during 2015 benefited from favorable style tailwinds, as higher-quality, growth-oriented companies with relatively strong earnings trends and price momentum generally outperformed on a global basis. Stock selection was strong across most sectors and regions during the year. From a sector perspective, Financials and Consumer Discretionary stock selection were leading contributors to relative performance. The Fund’s overweightings to Consumer Discretionary and Information Technology, and underweightings to Energy and Materials were also positive. Within Financials, stock selection was positive across all industries, and the underweighting to banks was favorable amid the low interest rate environment. Insurance company AXA (France) was a leading contributor, benefiting from solid business trends and stable capital coverage despite macroeconomic volatility. Within Consumer Discretionary, Japanese automaker Fuji Heavy Industries and U.K. media company ITV were notable contributors. Fuji Heavy benefitted from positive sales trends and its plans to expand their production capacity in North America where it has been straining to meet record demand for Subaru vehicles, in addition to an increased dividend payout. ITV was supported by favorable growth in its production studios business and audience share gains. These positive effects were partially mitigated by Consumer Staples stock selection, as Latin American beverage company Ambev declined on broad macroeconomic weakness, despite posting solid volume growth in its core Brazilian beer business. Energy stock selection also detracted, hampered by oil pipeline company Enbridge (Canada) and exploration & production company Canadian Natural Resources. From a regional perspective, Europe ex-U.K. stock selection was the leading contributor to 2015 performance, benefiting from relative strength in European Consumer Discretionary, Healthcare, Financials and Technology holdings. In contrast, stock selection in Emerging EMEA (Europe, the Middle East and Africa) and Latin America detracted, but these effects were mitigated by the Fund’s underweight positions.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

December 31, 2015	William Blair Funds	69

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Institutional Class	0.09%	5.02%	4.42%	4.11%
MSCI ACW Ex-U.S. IMI (net)	(4.60)	2.02	1.27	3.18

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Annual Report	December 31, 2015

Institutional International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.4%
	Belgium—1.1%
	KBC Groep N.V. (Banks)	309,235	$19,380
*	Telenet Group Holding N.V. (Media)	122,131	6,606
			25,986
	Denmark—2.0%
	DSV A/S (Road & rail)	86,550	3,424
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	213,903	12,456
	Novozymes A/S Class “B” (Chemicals)	163,319	7,863
	Pandora A/S (Textiles, apparel & luxury goods)	126,581	16,073
	Vestas Wind Systems A/S (Electrical equipment)	84,125	5,927
			45,743
	Finland—1.9%
	Elisa Oyj (Diversified telecommunication services)	126,873	4,797
	Kone Oyj Class “B” (Machinery)	275,005	11,706
	Sampo Oyj Class “A” (Insurance)	539,866	27,575
			44,078
	France—8.4%
	AXA S.A. (Insurance)	1,306,676	35,827
	Cap Gemini S.A. (IT services)	252,495	23,489
	Christian Dior SE (Textiles, apparel & luxury goods)	59,771	10,182
	Essilor International S.A. (Health care equipment & supplies)	74,473	9,311
	Hermes International (Textiles, apparel & luxury goods)	19,956	6,761
	Orpea (Health care providers & services)	45,521	3,650
	Rubis SCA (Gas utilities)	16,156	1,228
	Safran S.A. (Aerospace & defense)	221,750	15,271
	Technicolor S.A. (Media)	152,953	1,243
	Thales S.A. (Aerospace & defense)	96,316	7,233
	Total S.A. (Oil, gas & consumable fuels)	708,614	31,778
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	32,292	8,226
	Valeo S.A. (Auto components)	154,728	23,970
	Veolia Environnement S.A. (Multi-utilities)	745,747	17,720
			195,889
	Germany—5.3%
	Bayerische Motoren Werke AG (Automobiles)	190,677	20,231
	Brenntag AG (Trading companies & distributors)	183,245	9,614
	Continental AG (Auto components)	114,801	28,015
	Deutsche Wohnen AG (Real estate management & development)	184,348	5,132
	Evonik Industries AG (Chemicals)	146,508	4,874
	Gerresheimer AG (Life sciences tools & services)	44,953	3,527
	ProSiebenSat.1 Media SE (Media)	365,659	18,583
	SAP SE (Software)	120,315	9,595

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	TUI AG (Hotels, restaurants & leisure)	663,434	$12,102
	Vonovia SE (Real estate management & development)	165,438	5,133
*	Zalando SE-144A (Internet & catalog retail)	141,998	5,617
			122,423
	Ireland—1.1%
*	ICON plc (Life sciences tools & services)†	165,213	12,837
	Kingspan Group plc (Building products)	193,129	5,102
	Smurfit Kappa Group plc (Containers & packaging)	322,267	8,245
			26,184
	Israel—2.4%
*	Check Point Software Technologies, Ltd. (Software)†	252,980	20,588
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	550,776	36,153
			56,741
	Italy—2.4%
	Azimut Holding SpA (Capital markets)	298,452	7,480
	Banca Generali SpA (Capital markets)	295,047	9,356
	Intesa Sanpaolo SpA (Banks)	10,397,318	34,892
*	Yoox Net-A—Porter Group SpA (Internet & catalog retail)	117,407	4,408
			56,136
	Luxembourg—0.3%
	Eurofins Scientific SE (Life sciences tools & services)	18,989	6,642
	Netherlands—2.5%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	242,920	20,466
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,028,191	23,571
	Wolters Kluwer N.V. (Media)	422,017	14,202
			58,239
	Norway—0.5%
	Gjensidige Forsikring ASA (Insurance)	200,041	3,211
	Telenor ASA (Diversified telecommunication services)	562,546	9,425
			12,636
	Portugal—0.4%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	511,752	6,671
	NOS SGPS S.A. (Media)	447,147	3,521
			10,192
	Spain—3.0%
	Amadeus IT Holding S.A. Class “A” (IT services)	481,049	21,269
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	2,098,100	15,366
	Bankinter S.A. (Banks)	1,385,929	9,856

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	71

Institutional International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
*	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	876,593	$5,186
	Industria de Diseno Textil S.A. (Specialty retail)	409,863	14,115
	Viscofan S.A. (Food products)	55,133	3,334
			69,126
	Sweden—2.0%
	Assa Abloy AB Class “B” (Building products)	495,408	10,446
	Atlas Copco AB Class “A” (Machinery)	786,907	19,427
	BillerudKorsnas AB (Containers & packaging)	117,995	2,197
	Hexpol AB (Chemicals)	371,400	4,008
	Intrum Justitia AB (Commercial services & supplies)	115,496	3,949
	Swedbank AB Class “A” (Banks)	283,766	6,290
			46,317
	Switzerland—4.1%
*	Actelion, Ltd. (Biotechnology)	123,031	17,148
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	176,459	12,702
*	Clariant AG (Chemicals)	571,399	10,845
*	Lonza Group AG (Life sciences tools & services)	59,821	9,741
*	Luxoft Holding, Inc. (IT services)†	50,441	3,890
	Nestle S.A. (Food products)	254,179	18,919
	Partners Group Holding AG (Capital markets)	53,494	19,294
	Straumann Holding AG (Health care equipment & supplies)	12,376	3,769
			96,308
	Japan—19.1%
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	192,600	5,312
	Casio Computer Co., Ltd. (Household durables)	370,800	8,783
	Daicel Corporation (Chemicals)	554,800	8,373
	Daifuku Co., Ltd. (Machinery)	226,000	3,902
	Daikin Industries, Ltd. (Building products)	235,100	17,410
	Daiwa House Industry Co., Ltd. (Real estate management & development)	435,600	12,695
	FANUC Corporation (Machinery)	70,500	12,364
	Fuji Electric Co., Ltd. (Electrical equipment)	784,000	3,333
	Fuji Heavy Industries, Ltd. (Automobiles)	930,600	38,921
	Haseko Corporation (Household durables)	287,500	3,224
	Hitachi Capital Corporation (Consumer finance)	108,500	2,956
	Hoya Corporation (Health care equipment & supplies)	631,700	26,178
	IT Holdings Corporation (IT services)	153,000	3,543
	Japan Tobacco, Inc. (Tobacco)	421,500	15,679

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Kao Corporation (Personal products)	247,500	$12,880
KDDI Corporation (Wireless telecommunication services)	726,600	19,067
Keyence Corporation (Electronic equipment, instruments & components)	31,600	17,636
M3, Inc. (Health care technology)	242,300	5,084
Makita Corporation (Machinery)	113,200	6,621
Mitsubishi UFJ Financial Group, Inc. (Banks)	2,695,000	16,976
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	206,900	30,244
Nissan Chemical Industries, Ltd. (Chemicals)	178,200	4,105
Nitori Holdings Co., Ltd. (Specialty retail)	43,300	3,685
Nomura Research Institute, Ltd. (IT services)	309,300	12,017
ORIX Corporation (Diversified financial services)	2,461,100	35,126
Pola Orbis Holdings, Inc. (Personal products)	51,300	3,423
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	45,200	3,125
SCSK Corporation (IT services)	126,600	5,145
Secom Co., Ltd. (Commercial services & supplies)	90,700	6,218
Shionogi & Co., Ltd. (Pharmaceuticals)	298,600	13,671
Sumitomo Mitsui Financial Group, Inc. (Banks)	760,200	29,132
Suruga Bank, Ltd. (Banks)	544,000	11,374
Sysmex Corporation (Health care equipment & supplies)	72,700	4,736
Tadano, Ltd. (Machinery)	391,000	4,802
Taisei Corporation (Construction & engineering)	1,666,000	11,089
Temp Holdings Co., Ltd. (Professional services)	239,800	3,761
Tokio Marine Holdings, Inc. (Insurance)	371,600	14,568
Trend Micro, Inc. (Software)	104,900	4,303
Tsuruha Holdings, Inc. (Food & staples retailing)	67,600	5,911
		447,372

United Kingdom—15.5%
Berkeley Group Holdings plc (Household durables)	189,774	10,318
BT Group plc (Diversified telecommunication services)	3,791,332	26,364
Bunzl plc (Trading companies & distributors)	391,756	10,886
Capita plc (Professional services)	524,882	9,347
Compass Group plc (Hotels, restaurants & leisure)	1,068,468	18,508
Derwent London plc (Real estate investment trusts (REITs))	112,920	6,113
easyJet plc (Airlines)	885,483	22,714

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2015

Institutional International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Halma plc (Electronic equipment, instruments & components)	353,100	$4,503
	Hiscox, Ltd. (Insurance)	396,985	6,168
	Inchcape plc (Distributors)	469,068	5,428
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	260,500	10,207
	Intertek Group plc (Professional services)	84,709	3,468
	ITV plc (Media)	6,632,353	27,044
	Micro Focus International plc (Software)	192,857	4,535
	Next plc (Multiline retail)	151,712	16,304
	Provident Financial plc (Consumer finance)	245,296	12,176
	Prudential plc (Insurance)	1,449,908	32,724
	Reckitt Benckiser Group plc (Household products)	126,213	11,687
	RELX plc (Media)	811,615	14,322
	Schroders plc (Capital markets)	142,023	6,231
	SSE plc (Electric utilities)	388,043	8,741
	Taylor Wimpey plc (Household durables)	2,290,070	6,857
	The Sage Group plc (Software)	698,777	6,217
	UBM plc (Media)	446,299	3,464
	Unilever plc (Personal products)	824,035	35,551
	WH Smith plc (Specialty retail)	135,625	3,537
	Whitbread plc (Hotels, restaurants & leisure)	158,191	10,263
	Wolseley plc (Trading companies & distributors)	170,926	9,300
	WPP plc (Media)	809,308	18,648
			361,625

	Emerging Asia—11.5%
	China—5.3%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	97,891	7,956
*	Baidu, Inc.—ADR (Internet software & services)	66,249	12,524
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,410,000	15,421
	China Resources Land, Ltd. (Real estate management & development)	4,332,000	12,632
	China Vanke Co., Ltd. Class “H” (Real estate management & development)**§	3,672,400	10,851
	ENN Energy Holdings, Ltd. (Gas utilities)	1,206,000	6,403
	Geely Automobile Holdings, Ltd. (Automobiles)	6,700,000	3,570
	NetEase, Inc.—ADR (Internet software & services)	62,385	11,307
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	4,666,500	25,831
	Tencent Holdings, Ltd. (Internet software & services)	889,500	17,526
			124,021
	India—1.5%
	Axis Bank, Ltd. (Banks)	1,112,531	7,563

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	HDFC Bank, Ltd. (Banks)	606,176	$9,911
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	361,852	6,911
	Maruti Suzuki India, Ltd. (Automobiles)	97,945	6,840
	Yes Bank, Ltd. (Banks)	301,529	3,309
			34,534
	Indonesia—0.2%
	PT Bank Central Asia Tbk (Banks)	4,995,200	4,820
	South Korea—1.8%
*	Amorepacific Corporation (Personal products)	12,151	4,295
*	LG Chem, Ltd. (Chemicals)	20,253	5,674
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	24,762	26,609
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	230,880	6,055
			42,633
	Taiwan—2.7%
	Catcher Technology Co., Ltd. (Technology hardware, storage & peripherals)	742,000	6,235
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	1,693,382	8,016
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	5,207,000	7,133
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	64,000	4,423
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	607,000	4,620
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,377,526	31,339
			61,766

	Asia—4.9%
	Australia—1.3%
	Challenger, Ltd. (Diversified financial services)	507,991	3,228
	Flight Centre Travel Group Ltd. (Hotels, restaurants & leisure)	122,542	3,562
	LendLease Group (Real estate management & development)	397,267	4,128
	Macquarie Group, Ltd. (Capital markets)	326,319	19,682
			30,600
	Hong Kong—2.6%
	AIA Group, Ltd. (Insurance)	8,128,200	48,874
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	9
	Techtronic Industries Co., Ltd. (Household durables)	2,832,000	11,547
			60,430

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	73

Institutional International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Singapore—1.0%
	DBS Group Holdings, Ltd. (Banks)	1,172,800	$13,805
	Singapore Telecommunications, Ltd. (Diversified telecommunication services)	4,236,400	10,965
			24,770

	Canada—4.7%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	258,618	11,384
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	600,043	18,920
	CI Financial Corporation (Capital markets)	566,804	12,535
	Constellation Software, Inc. (Software)	10,240	4,269
	Dollarama, Inc. (Multiline retail)	141,420	8,170
	Enbridge, Inc. (Oil, gas & consumable fuels)	493,835	16,417
	Intact Financial Corporation (Insurance)	103,876	6,657
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	591,177	15,261
	The Toronto-Dominion Bank (Banks)	400,390	15,695
			109,308

	Emerging Europe, Mid-East, Africa—1.7%
	Russia—0.1%
*	Yandex N.V. Class “A” (Internet software & services)†	209,152	3,288
	South Africa—1.4%
	Bidvest Group, Ltd. (Industrial conglomerates)	221,698	4,705
	Naspers, Ltd. (Media)	113,674	15,583
	Steinhoff International Holdings N.V. (Household durables)	2,591,110	13,154
			33,442
	United Arab Emirates—0.2%
	Dubai Islamic Bank PJSC (Banks)	2,059,754	3,465

	Emerging Latin America—1.6%
	Brazil—0.9%
	AMBEV S.A.—ADR (Beverages)	3,648,137	16,271
	BB Seguridade Participacoes S.A. (Insurance)	894,200	5,499
			21,770
	Mexico—0.4%
	Arca Continental S.A.B. de C.V. (Beverages)	684,752	4,160
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	53,042	4,898
			9,058

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Peru—0.3%
Credicorp, Ltd. (Banks)†	59,020	$5,744
Total Common Stocks—96.4% (cost $2,061,218)		2,251,286

Preferred Stock
Brazil—0.1%
Itau Unibanco Holding S.A. (Banks)	606,400	4,036
Total Preferred Stock—0.1% (cost $4,669)		4,036

Affiliated Fund
China—0.1%
William Blair China A-Share Fund, LLC**§	138,952	2,441
Total Affiliated Fund—0.1% (cost $1,390)		2,441

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $74,149, collateralized by FNMA, 2.625%, due 9/6/24	$74,149	74,149
Total Repurchase Agreement—3.2% (cost $74,149)		74,149
Total Investments—99.8% (cost $2,141,426)		2,331,912
Cash and other assets, less liabilities—0.2%		3,720
Net assets—100.0%		$2,335,632

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. These holdings represent 0.57% of the Fund’s net assets at December 31, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.57% of the Fund’s net assets at December 31, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2015

Institutional International Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	29.2%
Consumer Discretionary	20.5%
Information Technology	15.0%
Industrials	9.8%
Health Care	7.4%
Consumer Staples	7.1%
Energy	3.9%
Telecommunication Services	3.1%
Materials	2.5%
Utilities	1.5%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.8%
Japanese Yen	19.8%
British Pound Sterling	16.0%
U.S. Dollar	9.2%
Hong Kong Dollar	6.8%
Swiss Franc	4.1%
Canadian Dollar	4.0%
Swedish Krona	2.1%
Danish Krone	2.0%
South Korean Won	1.9%
Indian Rupee	1.5%
South African Rand	1.5%
Australian Dollar	1.4%
New Taiwan Dollar	1.3%
Singapore Dollar	1.1%
All Other Currencies	1.5%
Total	100.0%

As of December 31, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year ended December 31, 2015
Fund Name	Balance 12/31/2014	Purchases	Sales	Balance 12/31/2015	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	1,183,400	—	1,044,448	138,952	$2,441	$—	$9,106	$(4,902)

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	75

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn Stephanie G. Braming

The William Blair International Small Cap Growth Fund (Class N shares) posted a 9.67% increase, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 2.60%.

Our emphasis on high-quality growth companies was a broad contributor to relative performance during 2015, as higher-quality companies with strong earnings trends led the market. From a sector perspective, the Fund’s overweighting to, and stock selection in, Consumer Discretionary were key drivers of outperformance. Restaurant and leisure holdings such as Domino’s Pizza Group (U.K.) and Ireland-based gaming company Paddy Power were notable contributors within the Consumer Discretionary sector. Household durables holdings such as Casio Computer (Japan), Haseko (Japan) and De’Longhi (Italy) also contributed. Stock selection was positive across several other sectors, including Materials, as the emphasis on specialty chemicals companies at the expense of metals & mining exposure benefited results. The Financials sector was the other notable area of strength during the period, led by capital markets, real estate and diversified financial services holdings. From a regional perspective, the Fund’s overweighting and stock selection in the Europe ex-U.K. region was the leading contributor. These positive effects were partially offset by Consumer Staples stock selection. Discount food retailer Distribuidora Internacional de Alimentacion’s (Spain) share price declined amid tougher trading conditions in Iberia and concerns about its Latin America business due to the weaker macroeconomic environment. Energy stock selection also detracted from relative performance, although the impact was mitigated by the Fund’s underweighted position. Canadian Energy Services & Technology was the largest detractor within the sector, hampered by a sharp decline in drilling activity. The underweightings to Industrials, Information Technology, and Materials also detracted. Canadian stock selection was negatively impacted by energy holdings and WestJet Airlines, which was hampered by concerns about the carrier’s exposure to Alberta’s oil-driven economy, coupled with Canadian dollar weakness. Emerging Asia stock selection also weighed negatively on relative performance. Within Emerging Asia, Quality Houses (Thailand) suffered share price deterioration due to Thailand economic weakness and the strict mortgage lending environment. Chinese infant formula company Biostime International was another notable regional detractor, as gross margins came under pressure due to higher discounting and increased competition.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

76	Annual Report	December 31, 2015

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	9.67%	8.11%	6.02%	5.67%
Class I	10.00	8.43	6.36	6.01
Institutional Class	10.03	8.62	6.58	6.20
MSCI ACW Ex-U.S. Small Cap Index (net)	2.60	5.64	2.63	4.97

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	77

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.2%
	Denmark—1.0%
	Royal Unibrew A/S (Beverages)	145,159	$5,921
	Finland—0.7%
	Huhtamaki Oyj (Containers & packaging)	116,987	4,259
	France—5.5%
	Alten S.A. (IT services)	68,255	3,962
	Ipsen S.A. (Pharmaceuticals)	111,137	7,368
	Korian S.A. (Health care providers & services)	65,326	2,391
	Metropole Television S.A. (Media)	211,651	3,643
	Orpea (Health care providers & services)	35,887	2,878
	Rubis SCA (Gas utilities)	11,294	858
	Technicolor S.A. (Media)	131,776	1,071
	Teleperformance (Professional services)	67,098	5,651
*	UBISOFT Entertainment (Software)	134,123	3,887
			31,709
	Germany—4.6%
	Aareal Bank AG (Thrifts & mortgage finance)	158,104	5,007
	Aurelius AG (Capital markets)	145,047	7,585
	CTS Eventim AG & Co KGaA (Media)	85,825	3,427
	Gerresheimer AG (Life sciences tools & services)	55,712	4,370
	Norma Group SE (Machinery)	105,330	5,855
			26,244
	Ireland—4.7%
	Beazley plc (Insurance)	1,298,746	7,480
*	ICON plc (Life sciences tools & services)†	100,142	7,781
	Irish Continental Group plc (Marine)	477,798	2,811
	Kingspan Group plc (Building products)	209,755	5,542
	Paddy Power plc (Hotels, restaurants & leisure)	26,241	3,511
			27,125
	Israel—1.8%
	Elbit Systems, Ltd. (Aerospace & defense)	84,455	7,441
	Frutarom Industries, Ltd. (Chemicals)	55,134	2,961
			10,402
	Italy—7.6%
	Anima Holding SpA—144A (Capital markets)	421,483	3,673
	Banca IFIS SpA (Diversified financial services)	132,101	4,139
	Brembo SpA (Auto components)	110,033	5,343
*	Cerved Information Solutions SpA (Diversified financial services)	716,692	5,997
	De’Longhi SpA (Household durables)	142,347	4,280
	DiaSorin SpA (Health care equipment & supplies)	54,545	2,872
	FinecoBank Banca Fineco SpA (Banks)	477,148	3,954
	Industria Macchine Automatiche SpA (Machinery)	94,733	4,941
	Recordati SpA (Pharmaceuticals)	140,332	3,674
*	Yoox Net-A-Porter Group SpA (Internet & catalog retail)	127,491	4,787
			43,660

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Luxembourg—1.0%
	Grand City Properties S.A. (Real estate management & development)	239,623	$5,570
	Spain—1.7%
*	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	780,563	4,618
	Viscofan S.A. (Food products)	88,914	5,376
			9,994
	Sweden—2.8%
	BillerudKorsnas AB (Containers & packaging)	125,328	2,334
	Hexpol AB (Chemicals)	329,192	3,553
	Intrum Justitia AB (Commercial services & supplies)	113,443	3,878
	Loomis AB Class “B” (Commercial services & supplies)	106,675	3,343
*	NetEnt AB (Internet software & services)	47,851	2,803
			15,911
	Switzerland—1.8%
*	Leonteq AG (Capital markets)	16,318	2,371
*	Luxoft Holding, Inc. (IT services)†	41,317	3,187
	Straumann Holding AG (Health care equipment & supplies)	14,661	4,464
			10,022

	Japan—19.4%
	ABC-Mart, Inc. (Specialty retail)	52,300	2,894
	Casio Computer Co., Ltd. (Household durables)	279,700	6,625
	Daicel Corporation (Chemicals)	528,100	7,970
	Daiichikosho Co., Ltd. (Media)	110,600	4,421
	Fuji Electric Co., Ltd. (Electrical equipment)	1,089,000	4,630
	Haseko Corporation (Household durables)	618,400	6,935
	Hitachi Capital Corporation (Consumer finance)	207,400	5,651
	Hitachi Kokusai Electric, Inc. (Communications equipment)	188,000	2,592
	Hoshizaki Electric Co., Ltd. (Machinery)	39,000	2,453
	IT Holdings Corporation (IT services)	217,700	5,041
	M3, Inc. (Health care technology)	154,800	3,248
	Meitec Corporation (Professional services)	123,800	4,280
	Nihon Kohden Corporation (Health care equipment & supplies)	62,900	1,539
	Nihon M&A Center, Inc. (Professional services)	96,900	4,724
	Nissan Chemical Industries, Ltd. (Chemicals)	304,800	7,022
	NS Solutions Corporation (IT services)	170,000	3,918
	OSG Corporation (Machinery)	203,500	3,892
	Pigeon Corporation (Household products)	98,800	2,437
	Resorttrust, Inc. (Hotels, restaurants & leisure)	140,800	3,754
	Sato Holdings Corporation (Commercial services & supplies)	103,000	2,057
	Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	47,600	3,291

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2015

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Skylark Co., Ltd. (Hotels, restaurants & leisure)	300,000	$3,916
	Temp Holdings Co., Ltd. (Professional services)	187,400	2,939
	The Hiroshima Bank, Ltd. (Banks)	1,250,000	7,207
	Tsubakimoto Chain Co. (Machinery)	561,000	4,378
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	103,700	3,473
			111,287

	United Kingdom—16.8%
	Bellway plc (Household durables)	113,021	4,725
	Berendsen plc (Commercial services & supplies)	228,312	3,632
	Cineworld Group plc (Media)	506,390	4,199
	Close Brothers Group plc (Capital markets)	235,967	4,651
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	329,236	5,106
	Great Portland Estates plc (Real estate investment trusts (REITs))	259,530	3,168
	Halma plc (Electronic equipment, instruments & components)	301,360	3,843
	Howden Joinery Group plc (Specialty retail)	615,847	4,780
	IG Group Holdings plc (Diversified financial services)	238,606	2,823
	Inchcape plc (Distributors)	570,649	6,604
	Jupiter Fund Management plc (Capital markets)	711,644	4,739
	Man Group plc (Capital markets)	1,412,726	3,655
	Micro Focus International plc (Software)	270,361	6,357
	Moneysupermarket.com Group plc (Internet software & services)	898,216	4,860
	OneSavings Bank plc (Thrifts & mortgage finance)	463,198	2,415
	Provident Financial plc (Consumer finance)	53,662	2,664
	Rightmove plc (Media)	50,679	3,082
	Senior plc (Aerospace & defense)	684,124	2,317
	SSP Group plc (Hotels, restaurants & leisure)	881,293	4,222
	Ted Baker plc (Textiles, apparel & luxury goods)	67,981	2,994
	The Restaurant Group plc (Hotels,
	restaurants & leisure)	358,417	3,622
	The UNITE Group plc (Real estate management & development)	596,779	5,771
	Victrex plc (Chemicals)	130,357	3,467
	Workspace Group plc (Real estate investment trusts (REITs))	216,445	3,058
			96,754

	Emerging Asia—10.4%
	China—5.2%
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	4,038,000	4,361
*	China Biologic Products, Inc. (Biotechnology)	38,308	5,457

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia-—(continued)
	China—(continued)
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	81,282	$2,541
	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	192,842	4,277
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	801,000	4,605
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	4,806,000	4,366
	Travelsky Technology, Ltd. Class “H” (IT services)	2,546,000	4,205
			29,812
	India—1.7%
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	260,998	2,888
	Yes Bank, Ltd. (Banks)	602,750	6,614
			9,502
	South Korea—1.2%
*	Kangwon Land, Inc. (Hotels, restaurants & leisure)	99,950	3,273
*	KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	50,233	3,813
			7,086
	Taiwan—1.7%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	325,000	2,092
	E.Sun Financial Holding Co., Ltd. (Banks)	8,683,769	5,063
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	685,000	2,690
			9,845
	Thailand—0.6%
	Minor International PCL (Hotels, restaurants & leisure)	3,145,200	3,168

	Asia—8.0%
	Australia—4.9%
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	80,934	3,406
	DuluxGroup, Ltd. (Chemicals)	1,338,604	6,487
	Magellan Financial Group, Ltd. (Capital markets)	398,726	7,915
	Orora, Ltd. (Containers & packaging)	2,401,403	3,937
	The Star Entertainment Grp, Ltd. (Hotels, restaurants & leisure)	1,693,574	6,269
			28,014
	Hong Kong—0.7%
	Man Wah Holdings, Ltd. (Household durables)	3,292,000	3,874

	New Zealand—0.6%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	623,889	3,798

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	79

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Singapore—1.8%
	ComfortDelGro Corporation, Ltd. (Road & rail)	2,519,000	$5,418
	SATS, Ltd. (Transportation infrastructure)	1,755,000	4,753
			10,171

	Emerging Latin America—3.4%
	Mexico—3.4%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	892,830	3,108
	Gentera S.A.B. de C.V. (Consumer finance)	2,498,200	4,805
	Gruma S.A.B. de C.V. Class “B” (Food products)	356,600	5,017
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	27,911	3,926
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	234,800	2,765
			19,621

	Canada—3.0%
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	627,255	1,759
	Linamar Corporation (Auto components)	126,241	6,818
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	129,414	2,326
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	398,352	2,409
	WestJet Airlines, Ltd. (Airlines)	150,177	2,199
	Whitecap Resources, Inc. (Oil, gas & consumable fuels)	279,796	1,834
			17,345

	Emerging Europe, Mid-East, Africa—2.0%
	Hungary—0.2%
	Richter Gedeon Nyrt (Pharmaceuticals)	54,819	1,039
	South Africa-1.0%
	Clicks Group, Ltd. (Food & staples retailing)	492,649	2,835
	Rand Merchant Insurance Holdings, Ltd. (Insurance)	822,744	2,059
	Resilient REIT, Ltd. (Real estate investment trusts (REITs))	86,627	647
			5,541
	Turkey—0.8%
	Ford Otomotiv Sanayi A.S. (Automobiles)	295,124	3,064
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	3,340,072	1,741
			4,805
	Total Common Stocks—96.2% (cost $488,217)		552,479

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $20,131, collateralized by U.S.Treasury Note, 2.375%, due 8/15/24	$20,131	$20,131
Total Repurchase Agreement—3.5% (cost $20,131)		20,131
Total Investments—99.7% (cost $508,348)		572,610
Cash and other assets, less liabilities—0.3%		1,990
Net assets—100.0%		$574,600

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	24.3%
Financials	22.9%
Industrials	18.5%
Health Care	10.6%
Information Technology	9.7%
Materials	7.6%
Consumer Staples	4.7%
Energy	1.5%
Utilities	0.2%
Total	100.0%

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2015

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2015

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.1%
Japanese Yen	20.2%
British Pound Sterling	18.9%
Australian Dollar	5.1%
U.S. Dollar	4.9%
Hong Kong Dollar	3.9%
Canadian Dollar	3.1%
Swedish Krona	2.9%
Mexican Peso	2.8%
Israeli Shekel	1.9%
Singapore Dollar	1.8%
New Taiwan Dollar	1.8%
Indian Rupee	1.7%
South Korean Won	1.3%
Swiss Franc	1.2%
Danish Krone	1.1%
South African Rand	1.0%
All Other Currencies	2.3%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	81

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 14.56% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), decreased 14.92%.

While the Fund’s absolute performance was negative in 2015, the Fund outperformed the Index. The Fund’s 2015 outperformance relative to the Index was primarily from Financials, Consumer Discretionary, Industrials, and Materials stock selection, combined with favorable sector positioning. Within Financials, bank and real estate holdings were significant contributors. HDFC Bank (India) was a leading contributor, benefiting from strong growth in retail loans and digital initiatives that drove its market share higher. Real estate developer China Overseas Land & Investment’s share price was supported by healthy trends in property sales and rental income, in addition to the government’s policy easing measures. In contrast, Healthcare stock selection was a key detractor for the year, as pharmaceutical holdings such as Aspen Pharmacare (South Africa) and Kalbe Farma (Thailand) suffered significant share price declines due to weaker operating trends. Telecommunication Services and Energy stock selection were also weak, but the effects were mitigated by the Fund’s large underweight positions in both sectors. Within the Information Technology sector, semiconductor holdings were detractors in 2015; notably MediaTek (Taiwan) and SK Hynix (Korea). From a country perspective, relative performance in 2015 was primarily enhanced by stock selection in China and the Fund’s overweighting to India, which helped to offset the negative impact of the Fund’s overweighting to Brazil and underweightings to Korea, Taiwan, and Russia.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

82	Annual Report	December 31, 2015

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015
	1 Year	3 Year	5 Year	Since Inception
Class N(b)	(14.56)%	(4.67)%	(3.45)%	(0.11)%
MSCI Emerging Markets
Index – (net)(b)	(14.92)	(6.76)	(4.81)	(1.71)
Class I(a)	(14.37)	(4.41)	(3.20)	(1.37)
Institutional Class(a)	(14.24)	(4.30)	(3.07)	(1.23)
MSCI Emerging Markets
Index (net)(a)	(14.92)	(6.76)	(4.81)	(1.81)

(a)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2015.
(b)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2015	William Blair Funds	83

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—69.5%
	China—24.6%
*	Alibaba Group Holding, Ltd.—ADR
	(Internet software & services)	56,138	$4,562
*	Baidu, Inc.—ADR (Internet software services)	13,677	2,586
	China Mengniu Dairy Co., Ltd. (Food products)	352,000	574
	China Overseas Land & Investment, Ltd. (Real estate management & development)	1,074,000	3,756
	CNOOC, Ltd. (Oil, gas & consumable fuels)	1,205,000	1,255
*	Ctrip.com International, Ltd.—ADR (Internet & catalog retail)	26,590	1,232
*	Dali Foods Group Co., Ltd.—144A (Food products)	2,216,500	1,258
	ENN Energy Holdings, Ltd. (Gas utilities)	218,000	1,158
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	2,136,000	2,494
	NetEase, Inc.—ADR (Internet software & services)	10,894	1,974
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	802,000	4,439
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	163,200	655
	Tencent Holdings, Ltd. (Internet software & services)	276,000	5,438
			31,381
	India—15.7%
	Asian Paints, Ltd. (Chemicals)	127,989	1,707
	Axis Bank, Ltd. (Banks)	281,162	1,911
	Bharti Infratel, Ltd. (Wireless telecommunication services)	343,475	2,210
	HCL Technologies, Ltd. (IT services)	40,672	528
	HDFC Bank, Ltd. (Banks)	137,091	2,241
	Hindustan Unilever, Ltd. (Household products)	51,993	677
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	107,637	2,056
	Infosys, Ltd. (IT services)	121,671	2,036
	Lupin, Ltd. (Pharmaceuticals)	49,048	1,358
	Maruti Suzuki India, Ltd. (Automobiles)	21,056	1,471
*	Tata Motors, Ltd. (Automobiles)	659,229	3,902
			20,097
	Indonesia—3.1%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,737,500	2,269
	PT Kalbe Farma Tbk (Pharmaceuticals)	7,766,000	744
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	4,417,100	995
			4,008
	Malaysia—0.6%
	IHH Healthcare Bhd (Health care providers & services)	464,700	712

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—1.1%
	SM Prime Holdings, Inc. (Real estate management & development)	1,374,900	$634
	Universal Robina Corporation (Food products)	204,660	809
			1,443
	South Korea—11.4%
*	Amorepacific Corporation (Personal products)	4,273	1,511
*	Coway Co., Ltd. (Household durables)	16,275	1,167
*	LG Chem, Ltd. (Chemicals)	2,087	585
*	LG Household & Health Care, Ltd. (Household products)	4,493	4,023
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	4,442	4,773
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	94,040	2,466
			14,525
	Taiwan—8.9%
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	378,009	1,790
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	1,084,000	1,485
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	32,000	2,211
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	83,000	632
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	230,078	5,234
			11,352
	Thailand—4.1%
	Airports of Thailand PCL (Transportation infrastructure)	242,900	2,336
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	1,689,900	1,047
	CP ALL PCL (Food & staples retailing)	1,032,500	1,126
	Kasikornbank PCL (Banks)	169,400	704
			5,213

	Emerging Europe, Mid-East, Africa—15.9%
	Czech Republic—0.5%
	Komercni banka A.S. (Banks)	2,885	574
	Russia—2.9%
	Magnit PJSC—GDR (Food & staples retailing)	34,312	1,380
*	Mail.Ru Group, Ltd.—GDR (Internet software & services)	102,558	2,313
			3,693

See accompanying Notes to Financial Statements.

84	Annual Report	December 31, 2015

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—7.6%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	37,888	$758
	Bidvest Group, Ltd. (Industrial conglomerates)	57,214	1,214
	Discovery, Ltd. (Insurance)	87,329	751
	Naspers, Ltd. (Media)	31,547	4,325
	Steinhoff International Holdings N.V. (Household durables)	397,765	2,019
	Woolworths Holdings, Ltd. (Multiline retail)	95,873	621
			9,688
	Turkey—2.2%
	BIM Birlesik Magazalar A.S. (Food & staples retailing)	63,113	1,111
	KOC Holding A.S. (Industrial conglomerates)	463,264	1,736
			2,847
	United Arab Emirates—2.7%
	DP World, Ltd. (Transportation infrastructure)	49,276	1,001
*	Emaar Malls Group PJSC (Real estate management & development)	873,037	656
	Emaar Properties PJSC (Real estate management & development)	675,168	1,046
	First Gulf Bank PJSC (Banks)	200,714	691
			3,394

	Emerging Latin America—13.1%
	Brazil—6.4%
	AMBEV S.A.—ADR (Beverages)	516,892	2,305
	BB Seguridade Participacoes S.A. (Insurance)	271,600	1,670
	BRF S.A. (Food products)	42,600	596
	CETIP S.A. — Mercados Organizados (Capital markets)	77,600	736
	Cielo S.A. (IT services)	142,600	1,211
	Lojas Renner S.A. (Multiline retail)	92,900	402
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	47,900	732
	WEG S.A. (Machinery)	147,400	557
			8,209
	Chile—0.7%
	Banco Santander Chile—ADR (Banks)	51,587	910
	Mexico—4.9%
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	14,728	1,360
	Grupo Financiero Inbursa S.A.B. de C.V. Class “O” (Banks)	511,400	926
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,554,500	3,924
			6,210

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America-—(continued)
Peru—1.1%
Credicorp, Ltd. (Banks)†	14,588	$1,419
Total Common Stocks-98.5% (cost $131,772)		125,675

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $1,820, collateralized by FNMA, 2.625%, due 9/6/24	$1,820	1,820
Total Repurchase Agreement—1.4% (cost $1,820)		1,820
Total Investments—99.9% (cost $133,592)		127,495
Cash and other assets, less liabilities—0.1%		183
Net assets—100.0%		$127,678

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long- term investments):

Information Technology	30.1%
Financials	23.1%
Consumer Staples	16.4%
Consumer Discretionary	14.0%
Industrials	5.4%
Health Care	4.2%
Telecommunication Services	2.5%
Materials	1.8%
Energy	1.6%
Utilities	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	85

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2015

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	20.9%
Hong Kong Dollar	16.7%
Indian Rupee	16.0%
South Korean Won	11.6%
South African Rand	7.7%
New Taiwan Dollar	4.9%
Brazilian Real	4.7%
Thai Baht	4.1%
Mexican Peso	3.9%
Indonesian Rupiah	3.2%
Turkish Lira	2.3%
UAE Dirham	1.9%
Philippine Peso	1.1%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2015

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina Casey K. Preyss	The William Blair Emerging Markets Growth Fund (Class N shares) posted a 15.03% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), decreased 13.86%.

The Fund’s underperformance relative to the Index during 2015 was primarily driven by stock selection in the Information Technology sector, as semiconductor holdings lagged amid a cyclical industry downturn. Taiwan-based MediaTek’s share price came under pressure during the year due to increasing pricing pressure and intensified competition amid decelerating smartphone growth. SK Hynix (Korea) was another key detractor, hampered by a weak DRAM (dynamic random access memory) pricing environment. Healthcare and Consumer Discretionary stock selection also lagged. Within Healthcare, pharmaceutical holdings such as Aspen Pharmacare (South Africa) and Kalbe Farma (Thailand) suffered significant share price declines due to weaker operating trends. Energy stock selection in 2015 was also weak, but the effects were mitigated by the Fund’s large underweight position. Offsetting these negative effects were Financials, Materials, and Utilities stock selection. Within Financials, bank and real estate holdings were significant contributors. HDFC Bank (India) was a leading contributor, benefiting from strong growth in retail loans and digital initiatives that drove its market share higher. Real estate developers China Overseas Land & Investment and China Vanke’s share prices were supported by improving sales and rental income, in addition to the government’s policy easing measures. The overweighting and stock selection in Consumer Staples were also positive in 2015, benefiting from the position in LG Household & Health Care (Korea). LG Household and Health Care benefitted from positive financial results led by its cosmetics division, with improving fundamentals in the household and beverage businesses. From a country perspective, relative performance was primarily enhanced by stock selection in China and the overweighting to India throughout the year, which helped to offset the negative impacts of the Fund’s overweightings to Brazil and underweightings to Korea and Taiwan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

December 31, 2015	William Blair Funds	87

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	(15.03)%	(3.89)%	(2.38)%	3.30%
Class I	(14.83)	(3.64)	(2.12)	3.56
Institutional Class	(14.67)	(3.47)	(1.92)	3.74
MSCI Emerging Markets IMI (net)	(13.86)	(6.12)	(4.59)	3.94

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

88	Annual Report	December 31, 2015

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—69.1%
	China—24.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	331,889	$26,973
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	911,000	2,504
	AviChina Industry & Technology Co., Ltd. Class “H” (Aerospace & defense)	3,208,000	2,525
*	Baidu, Inc.—ADR (Internet software & services)	94,349	17,836
*	Beijing Enterprises Water Group, Ltd. (Water utilities)	7,414,000	5,214
	China Everbright International, Ltd. (Commercial services & supplies)	3,425,000	4,397
	China Mengniu Dairy Co., Ltd. (Food products)	2,038,000	3,324
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,250,000	14,861
	China Vanke Co., Ltd. Class “H” (Real estate management & development)**§	5,339,850	15,778
*	Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	137,849	6,387
*	Dali Foods Group Co., Ltd.-144A (Food products)	6,666,500	3,785
	Geely Automobile Holdings, Ltd. (Automobiles)	6,180,000	3,293
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	7,468,500	8,721
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	16,865,932	5,049
	NetEase, Inc.—ADR (Internet software & services)	70,978	12,864
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	4,520,000	25,020
*	Semiconductor Manufacturing International Corporation (Semiconductors & semiconductor equipment)	50,968,000	5,195
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	296,500	859
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	455,000	2,615
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	2,600,000	2,362
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	828,800	3,326
	Tencent Holdings, Ltd. (Internet software & services)	1,623,760	31,993
	Xinjiang Goldwind Science & Technology Co., Ltd. Class “H” (Electrical equipment)	2,107,200	4,046
	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	8,064,000	3,288
			212,215

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—15.0%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	605,157	$2,385
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	118,694	2,627
	Asian Paints, Ltd. (Chemicals)	297,961	3,975
	Aurobindo Pharma, Ltd. (Pharmaceuticals)	329,439	4,355
	Bharti Infratel, Ltd. (Wireless telecommunication services)	706,161	4,543
	Britannia Industries, Ltd. (Food products)	100,202	4,514
	Dabur India, Ltd. (Personal products)	703,863	2,940
	Eicher Motors, Ltd. (Machinery)	7,935	2,021
	HDFC Bank, Ltd. (Banks)	989,900	16,185
	Hindustan Unilever, Ltd. (Household products)	367,768	4,787
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	750,626	14,336
	IndusInd Bank, Ltd. (Banks)	648,299	9,447
	Infosys, Ltd. (IT services)	878,490	14,700
	Lupin, Ltd. (Pharmaceuticals)	276,260	7,651
	Maruti Suzuki India, Ltd. (Automobiles)	60,073	4,195
	Motherson Sumi Systems, Ltd. (Auto components)	1,171,703	5,202
*	Tata Motors, Ltd. (Automobiles)	3,126,573	18,507
	Yes Bank, Ltd. (Banks)	831,251	9,121
			131,491
	Indonesia—3.7%
	PT Astra International Tbk (Automobiles)	13,152,900	5,725
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	16,552,221	13,718
	PT Kalbe Farma Tbk (Pharmaceuticals)	18,066,015	1,730
	PT Lippo Karawaci Tbk (Real estate management & development)	24,055,400	1,806
	PT Matahari Department Store Tbk (Multiline retail)	1,810,000	2,311
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	30,409,200	6,850
			32,140
	Malaysia—0.3%
	IHH Healthcare Bhd (Health care providers & services)	1,678,000	2,572
	Philippines—2.1%
	Ayala Land, Inc. (Real estate management & development)	8,830,000	6,465
	BDO Unibank, Inc. (Banks)	2,990,880	6,674
	International Container Terminal Services, Inc. (Transportation infrastructure)	947,690	1,416
	Universal Robina Corporation (Food products)	1,059,900	4,189
			18,744

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	89

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—10.1%
*	Amorepacific Corporation (Personal products)	20,899	$7,388
*	Coway Co., Ltd. (Household durables)	60,225	4,319
*	Hotel Shilla Co., Ltd. (Specialty retail)	21,494	1,417
*	Kangwon Land, Inc. (Hotels, restaurants & leisure)	131,380	4,303
*	LG Chem, Ltd. (Chemicals)	14,481	4,057
*	LG Household & Health Care, Ltd. (Household products)	20,769	18,598
	Medy-Tox, Inc. (Biotechnology)	5,528	2,418
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	31,045	33,360
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	484,970	12,718
			88,578
	Taiwan—10.3%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	986,145	6,350
	Cub Elecparts, Inc. (Auto components)	249,168	2,981
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	2,597,868	12,298
	E.Sun Financial Holding Co., Ltd. (Banks)	8,653,146	5,045
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	282,000	3,893
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	390,000	1,995
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	2,912,560	3,990
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	130,000	8,984
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	824,000	6,272
	Taiwan Semiconductor Manufacturing Co., Ltd.-ADR (Semiconductors & semiconductor equipment)	1,319,166	30,011
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	2,060,000	8,968
			90,787
	Thailand—3.5%
	Airports of Thailand PCL (Transportation infrastructure)	784,800	7,546
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	8,155,800	5,054
	Central Pattana PCL (Real estate management & development)	3,681,200	4,808
	CP ALL PCL (Food & staples retailing)	4,847,500	5,288
	Kasikornbank PCL (Banks)	1,365,800	5,674
	Thai Beverage PCL (Beverages)	5,484,500	2,669
			31,039

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—15.5%
	Argentina—0.5%
	MercadoLibre, Inc. (Internet software & services)	34,774	$3,976
	Brazil—6.0%
	AMBEV S.A.—ADR (Beverages)	4,498,355	20,063
	BB Seguridade Participacoes S.A. (Insurance)	992,900	6,106
	BRF S.A. (Food products)	294,800	4,128
	CETIP S.A. — Mercados Organizados (Capital markets)	526,919	4,995
	Cielo S.A. (IT services)	732,800	6,222
	Lojas Renner S.A. (Multiline retail)	633,000	2,736
	Raia Drogasil S.A. (Food & staples retailing)	344,700	3,091
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	186,400	2,848
	WEG S.A. (Machinery)	572,780	2,164
			52,353
	Chile—1.0%
	Banco Santander Chile—ADR (Banks)	260,889	4,602
	S.A.C.I. Falabella (Multiline retail)	723,722	4,617
			9,219
	Mexico—7.0%
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,983,069	6,576
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	101,459	9,370
	Grupo Aeroportuario del Pacifico S.A.B.de C.V. Class “B” (Transportation infrastructure)	294,100	2,598
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	31,240	4,394
	Grupo Financiero Inbursa S.A.B. de C.V. Class “O” (Banks)	1,562,900	2,830
	Grupo Financiero Santander Mexico S.A.B. de C.V. (Banks)	1,653,700	2,896
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	667,400	2,788
	Nemak S.A.B. de C.V.-144A (Auto components)	2,768,500	3,744
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	370,200	4,359
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	8,752,000	22,090
			61,645
	Peru—1.0%
	Credicorp, Ltd. (Banks)†	92,549	9,007

	Emerging Europe, Mid-East, Africa—12.3%
	Czech Republic—0.3%
	Komercni banka A.S. (Banks)	14,092	2,805
	Qatar—0.5%
	Qatar National Bank S.A.Q. (Banks)	97,579	4,689

See accompanying Notes to Financial Statements.

90	Annual Report	December 31, 2015

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa-—(continued)
	Russia—0.5%
	Magnit PJSC-GDR (Food & staples retailing)	96,863	$3,896
	South Africa—5.8%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	316,432	6,332
	Bidvest Group, Ltd. (Industrial conglomerates)	162,422	3,447
	Discovery, Ltd. (Insurance)	314,719	2,706
	FirstRand, Ltd. (Diversified financial services)	1,555,387	4,261
	Naspers, Ltd. (Media)	189,347	25,957
	Sanlam, Ltd. (Insurance)	632,017	2,474
	Steinhoff International Holdings N.V. (Household durables)	1,170,273	5,941
			51,118
	Turkey—2.3%
	BIM Birlesik Magazalar A.S. (Food & staples retailing)	173,890	3,062
	KOC Holding A.S. (Industrial conglomerates)	2,310,259	8,658
	TAV Havalimanlari Holding A.S. (Transportation infrastructure)	378,023	2,358
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	514,364	3,342
*	Tupras Turkiye Petrol Rafinerileri A.S. (Oil, gas & consumable fuels)	99,985	2,386
			19,806
	United Arab Emirates—2.9%
	Air Arabia PJSC (Airlines)	6,125,455	2,268
	DP World, Ltd. (Transportation infrastructure)	276,086	5,605
	Dubai Islamic Bank PJSC (Banks)	2,241,406	3,771
*	Emaar Malls Group PJSC (Real estate management & development)	4,334,178	3,257
	Emaar Properties PJSC (Real estate management & development)	4,748,578	7,356
	First Gulf Bank PJSC (Banks)	960,677	3,309
			25,566
	Total Common Stocks—96.9% (cost $883,702)		851,646

	Preferred Stock
	Brazil—1.3%
	Itau Unibanco Holding S.A. (Banks)	1,725,700	11,485
	Total Preferred Stock—1.3% (cost $12,627)		11,485

	Affiliated Fund

	Emerging Asia—0.5%
	China—0.5%
	William Blair China A-Share Fund, LLC**§	274,339	4,819
	Total Affiliated Fund—0.5% (cost $2,743)		4,819

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $11,079, collateralized by FNMA, 2.625%, due 9/6/24	$11,079	$11,079
Total Repurchase Agreement—1.3% (cost $11,079)		11,079
Total Investments—100.0% (cost $910,151)		879,029
Cash and other assets, less liabilities—0.0%		82
Net assets—100.0%		$879,111

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. These holdings represent 2.34% of the Fund’s net assets at December 31, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 2.34% of the Fund’s net assets at December 31, 2015.

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	91

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.1%
Financials	27.2%
Consumer Discretionary	14.8%
Consumer Staples	14.2%
Industrials	6.9%
Health Care	4.5%
Utilities	1.5%
Telecommunication Services	1.3%
Materials	0.9%
Energy	0.6%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	18.4%
Hong Kong Dollar	17.1%
Indian Rupee	15.1%
South Korean Won	10.2%
New Taiwan Dollar	7.0%
South African Rand	5.9%
Mexican Peso	5.5%
Brazilian Real	5.0%
Indonesian Rupiah	3.7%
Thai Baht	3.3%
UAE Dirham	2.3%
Turkish Lira	2.3%
Philippine Peso	2.2%
All Other Currencies	2.0%
Total	100.0%

As of December 31, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year Ended December 31, 2015
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Fund Name	12/31/2014	Purchases	Sales	12/31/2015	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	2,362,400	—	2,088,061	274,339	$4,819	$—	$18,280	$(9,807)

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2015

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 6.40% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 6.85%.

While the Fund’s absolute performance was negative in 2015, the Fund outperformed the Index. The Fund’s outperformance relative to the Index during 2015 was driven by positive stock selection across most sectors and countries, as well as favorable sector positioning. From a sector perspective, Consumer Discretionary, Industrials, and Materials stock selection were the primary contributors to relative performance versus the Index. Exposures to Korean travel and home furnishings companies Hana Tour Service and Hanssem, respectively, were key sources of strength in the Consumer Discretionary sector. Taiwan-based apparel manufacturers Eclat Textile and Makalot Industrial were also significant contributors. Materials sector performance was enhanced by good stock selection in the chemicals and construction materials industries, combined with the exclusion of metals & mining companies. These positive effects were partially mitigated by weak stock selection in the Financials, Healthcare, and Information Technology sectors. Within Financials, real estate holdings were the primary source of weakness. Indonesia property developer Pakuwon Jati’s share price was hampered by broad macroeconomic growth concerns and earnings that fell short of expectations due in part to foreign exchange losses on unhedged debt. Philippines developer Robinsons Land also detracted from relative performance due to deteriorating earnings trends and investor uncertainty about the company’s ability to meet its aggressive project timeline. Within Healthcare, Chinese pharmaceutical holdings Luye Pharma Group and China Medical System were notable detractors. Luye Pharma was hampered by its termination of a proposed acquisition that was viewed favorably by investors, resulting in an uncertain outlook as Luye’s research and development pipeline became its primary growth driver. China Medical System’s share price was hurt by drug pricing pressures given the company’s focus on higher-priced imported drugs. From a country perspective, Korea and Taiwan stock selection were the leading contributors for 2015, but the positive effects were moderated by the Fund’s underweightings to both countries. The overweightings and stock selection in India and Mexico were also notable contributors, while Chinese stock selection was a primary detractor.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

December 31, 2015	William Blair Funds	93

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015
	1 Year	3 Year	Since Inception
Class N(a)	(6.40)%	7.63%	12.34%
Class I(a)	(6.03)	7.96	12.67
MSCI Emerging Markets Small Cap Index (net)(a)	(6.85)	(1.67)	2.05
Institutional Class(b)	(5.97)	8.05	8.54
MSCI Emerging Markets Small Cap Index (net)(b)	(6.85)	(1.67)	(1.19)

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2015.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

94	Annual Report	December 31, 2015

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—78.8%
	China—22.5%
	Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	758,000	$2,083
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	2,266,000	2,447
*	Beijing Enterprises Water Group, Ltd. (Water utilities)	1,614,000	1,135
	Bloomage BioTechnology Corporation, Ltd. (Chemicals)	602,500	1,493
	Boer Power Holdings, Ltd. (Electrical equipment)	1,188,000	2,143
*	CAR, Inc. (Road & rail)	577,000	956
*	China Biologic Products, Inc. (Biotechnology)	25,519	3,635
	China Everbright International, Ltd. (Commercial services & supplies)	554,700	712
	China Lilang, Ltd. (Textiles, apparel & luxury goods)	1,158,000	858
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	56,857	1,777
*	China Taiping Insurance Holdings Co., Ltd. (Insurance)	1,209,800	3,754
*	China Traditional Chinese Medicine Co., Ltd. (Pharmaceuticals)	2,058,000	1,410
	Chongqing Rural Commercial Bank Co., Ltd. Class “H” (Banks)	4,749,000	2,880
	Cosmo Lady China Holdings Co., Ltd.—144A (Textiles, apparel & luxury goods)	1,404,000	1,176
	CT Environmental Group, Ltd. (Water utilities)	10,398,000	3,448
	Geely Automobile Holdings, Ltd. (Automobiles)	7,085,000	3,776
	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	38,813	861
	KWG Property Holding, Ltd. (Real estate management & development)	3,458,000	2,561
*	Noah Holdings, Ltd.-ADR (Capital markets)	88,348	2,468
	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	1,958,000	2,019
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	848,000	4,875
	Silergy Corporation (Semiconductors & semiconductor equipment)	167,000	1,729
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	3,837,000	3,485
*	Sound Global, Ltd. (Water utilities)**§	1,824,000	1,294
*	TAL Education Group-ADR (Diversified consumer services)	89,948	4,180
	Travelsky Technology, Ltd. Class “H” (IT services)	1,301,000	2,149
	Wasion Group Holdings, Ltd. (Electronic equipment, instruments & components)	1,810,000	1,868
	Xinjiang Goldwind Science & Technology Co., Ltd. Class “H” (Electrical equipment)	1,058,400	2,032

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	8,904,000	$3,631
			66,835
	Hong Kong—1.1%
*	IMAX China Holding, Inc.-144A (Media)	307,000	2,179
	Shenzhen Investment, Ltd. (Real estate management & development)	2,240,000	1,046
			3,225
	India—18.5%
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	156,041	1,635
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	87,139	1,929
	Aurobindo Pharma, Ltd. (Pharmaceuticals)	206,683	2,733
	Bajaj Finance, Ltd. (Consumer finance)	37,407	3,399
	Berger Paints India, Ltd. (Chemicals)	501,483	2,024
	Blue Dart Express, Ltd. (Air freight & logistics)	19,397	1,979
	Britannia Industries, Ltd. (Food products)	13,799	622
	Dabur India, Ltd. (Personal products)	385,269	1,609
*	Dish TV India, Ltd. (Media)	931,443	1,433
	Emami, Ltd. (Personal products)	20,373	307
	Finolex Industries, Ltd. (Chemicals)	190,673	869
	Godrej Consumer Products, Ltd. (Personal products)	94,993	1,900
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	645,286	2,663
	Havells India, Ltd. (Electrical equipment)	504,854	2,327
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	137,776	1,524
	IndusInd Bank, Ltd. (Banks)	153,959	2,243
*	InterGlobe Aviation, Ltd.—144A (Airlines)	16,196	303
	Kajaria Ceramics, Ltd. (Building products)	160,135	2,372
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	486,551	3,746
	Marico, Ltd.	622,030	2,124
	Max India, Ltd. (Insurance)	183,450	1,408
	Oracle Financial Services Software, Ltd. (Software)	23,002	1,294
	PI Industries, Ltd. (Chemicals)	152,099	1,496
	Repco Home Finance, Ltd. (Consumer finance)	191,306	1,988
	Sadbhav Engineering, Ltd. (Construction & engineering)	291,975	1,505
*	SKS Microfinance, Ltd. (Consumer finance)	142,244	1,071
	Supreme Industries, Ltd. (Chemicals)	150,805	1,557
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	116,024	2,552
	Voltas, Ltd. (Construction & engineering)	410,010	2,020
	Yes Bank, Ltd. (Banks)	223,148	2,449
			55,081

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	95

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—2.9%
	PT Ciputra Development Tbk (Real estate management & development)	12,285,500	$1,301
	PT Indofood CBP Sukses Makmur Tbk (Food products)	919,000	898
	PT Matahari Department Store Tbk (Multiline retail)	1,797,500	2,295
	PT Pakuwon Jati Tbk (Real estate management & development)	43,302,500	1,558
	PT Summarecon Agung Tbk (Real estate management & development)	9,741,100	1,166
	PT Surya Citra Media Tbk (Media)	5,681,300	1,278
			8,496
	Malaysia—0.8%
	Globetronics Technology Bhd (Semiconductors & semiconductor equipment)	568,300	860
	Inari Amertron Bhd (Electronic equipment, instruments & components)	665,800	710
	My EG Services Bhd (IT services)	765,700	771
			2,341
	Pakistan—2.3%
	D.G. Khan Cement Co., Ltd. (Construction materials)	1,639,000	2,305
	Engro Fertilizers, Ltd. (Chemicals)	858,500	691
*	Engro Foods, Ltd. (Food products)	1,517,500	2,126
	Lucky Cement, Ltd. (Construction materials)	224,200	1,055
	Maple Leaf Cement Factory, Ltd. (Construction materials)	1,029,621	734
			6,911
	Philippines—2.9%
	D&L Industries, Inc. (Chemicals)	3,124,900	608
	GT Capital Holdings, Inc. (Diversified financial services)	61,665	1,730
	Robinsons Land Corporation (Real estate management & development)	3,103,100	1,814
	Robinsons Retail Holdings, Inc. (Food & staples retailing)	48,550	65
	Security Bank Corporation (Banks)	536,650	1,619
	Universal Robina Corporation (Food products)	553,000	2,186
	Vista Land & Lifescapes, Inc. (Real estate management & development)	4,482,700	493
			8,515
	South Korea—9.9%
	BGF retail Co., Ltd. (Food & staples retailing)	16,267	2,379
	Cell Biotech Co., Ltd. (Biotechnology)	1,288	63
	Cosmax, Inc. (Personal products)	10,875	1,706
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	20,440	2,005
	Hanssem Co., Ltd. (Household durables)	14,140	2,792
	InBody Co., Ltd. (Health care equipment & supplies)	57,677	2,853

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
South Korea—(continued)
Kangwon Land, Inc. (Hotels, restaurants & leisure)	91,340	$2,991
KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	25,340	1,923
Korea Investment Holdings Co., Ltd. (Capital markets)	65,690	2,776
Korea Kolmar Co., Ltd. (Personal products)	30,399	2,460
Medy-Tox, Inc. (Biotechnology)	8,471	3,705
Modetour Network, Inc. (Hotels, restaurants & leisure)	55,462	1,594
OCI Materials Co., Ltd. (Chemicals)	21,796	2,164
		29,411
Taiwan—13.4%
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	187,000	1,204
Cleanaway Co., Ltd. (Commercial services & supplies)	234,000	1,243
Cub Elecparts, Inc. (Auto components)	180,080	2,155
E.Sun Financial Holding Co., Ltd. (Banks)	6,851,611	3,995
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	77,000	1,063
Ennoconn Corporation (Technology hardware, storage & peripherals)	96,000	1,087
Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	339,000	1,734
Ginko International Co., Ltd. (Health care equipment & supplies)	112,000	1,483
Hota Industrial Manufacturing Co., Ltd. (Auto components)	705,000	2,597
Kung Long Batteries Industrial Co., Ltd. (Electrical equipment)	238,000	956
Macauto Industrial Co., Ltd. (Auto components)	300,000	1,525
Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	248,601	1,763
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	469,000	1,842
Poya Co., Ltd. (Multiline retail)	162,100	1,500
Shin Zu Shing Co., Ltd. (Machinery)	578,000	2,226
Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	799,000	1,494
Sporton International, Inc. (Professional services)	482,757	2,962
St Shine Optical Co., Ltd. (Health care equipment & supplies)	172,000	3,461
Taiwan Paiho, Ltd. (Textiles, apparel & luxury goods)	1,144,000	2,536
Tung Thih Electronic Co., Ltd. (Auto components)	103,600	1,009
Voltronic Power Technology Corporation (Electrical equipment)	126,103	1,879
		39,714

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2015

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—4.5%
	Beauty Community PCL (Specialty retail)	15,935,500	$2,546
	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,842,000	2,252
	Delta Electronics Thailand PCL (Electronic equipment, instruments & components)	441,100	938
	KCE Electronics PCL (Electronic equipment, instruments & components)	1,506,100	2,930
	Minor International PCL (Hotels, restaurants & leisure)	2,800,101	2,821
	Srisawad Power 1979 PCL Class “F” (Consumer finance)	1,471,200	1,952
			13,439

	Emerging Europe, Mid-East, Africa—10.4%
	Hungary—0.4%
	Richter Gedeon Nyrt (Pharmaceuticals)	60,895	1,154
	Kenya—0.7%
	Safaricom, Ltd. (Wireless telecommunication services)	13,284,400	2,091
	Poland—1.1%
	Eurocash S.A. (Food & staples retailing)	183,781	2,272
	KRUK S.A. (Consumer finance)	19,463	863
			3,135
	Qatar—0.5%
	Al Meera Consumer Goods Co. (Food & staples retailing)	26,553	1,604
	South Africa—4.2%
	AVI, Ltd. (Food products)	302,497	1,513
	Capitec Bank Holdings, Ltd. (Banks)	28,401	989
	Cashbuild, Ltd. (Specialty retail)	62,181	1,206
	Clicks Group, Ltd. (Food & staples retailing)	338,118	1,946
	EOH Holdings, Ltd. (IT services)	135,897	1,186
	Famous Brands, Ltd. (Hotels, restaurants & leisure)	109,278	919
	Mr Price Group, Ltd. (Specialty retail)	73,324	948
	Nampak, Ltd. (Containers & packaging)	634,047	1,019
	PSG Group, Ltd. (Diversified financial services)	58,728	849
	Resilient REIT, Ltd. (Real estate investment trusts (REITs))	65,998	493
	Telkom S.A. SOC, Ltd. (Diversified telecommunication services)	313,170	1,303
			12,371
	Turkey—2.5%
	Arcelik A.S. (Household durables)	234,772	1,124
	TAV Havalimanlari Holding A.S. (Transportation infrastructure)	133,546	833
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	544,455	3,538
*	Tupras Turkiye Petrol Rafinerileri A.S. (Oil, gas & consumable fuels)	79,486	1,897
			7,392

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—1.0%
*	Emaar Malls Group PJSC (Real estate management & development)	2,065,583	$1,552
	NMC Health plc (Health care providers & services)	114,907	1,424
			2,976

	Emerging Latin America—9.3%
	Brazil—1.1%
	Lojas Renner S.A. (Multiline retail)	164,100	709
	Raia Drogasil S.A. (Food & staples retailing)	176,000	1,579
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	84,321	906
			3,194
	Mexico—8.2%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	851,300	2,963
	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	651,008	3,325
*	Controladora Vuela Cia de Aviacion S.A.B. de C.V.—ADR (Airlines)	106,739	1,832
	Credito Real S.A.B. de C.V. SOFOM E.R. (Consumer finance)	1,232,659	3,126
	Gruma S.A.B. de C.V. Class “B” (Food products)	106,300	1,496
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	641,709	3,125
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	352,800	3,117
	Grupo Financiero Santander Mexico S.A.B. de C.V. (Banks)	549,501	962
	Grupo Lala S.A.B. de C.V. (Food products)	640,490	1,482
	Nemak S.A.B. de C.V.—144A (Auto components)	1,569,200	2,122
*	Unifin Financiera SAPI de C.V. SOFOM E.N.R. (Consumer finance)	294,200	911
			24,461
	Total Common Stocks—98.5% (cost $285,624)		292,346

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	97

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $1,128, collateralized by FNMA, 2.625%, due 9/6/24	$1,128	$1,128
Total Repurchase Agreement—0.4% (cost $1,128)		1,128
Total Investments—98.9% (cost $286,752)		293,474
Cash and other assets, less liabilities—1.1%		3,367
Net assets—100.0%		$296,841

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.44% of the Fund’s net assets at December 31, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.44% of the Fund’s net assets at December 31, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	24.7%
Financials	22.1%
Industrials	13.6%
Health Care	10.8%
Consumer Staples	10.4%
Information Technology	9.1%
Materials	5.5%
Utilities	2.0%
Telecommunication Services	1.2%
Energy	0.6%
Total	100.0%

At December 31, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	19.0%
Indian Rupee	18.8%
New Taiwan Dollar	14.2%
South Korean Won	10.1%
Mexican Peso	7.7%
U.S. Dollar	5.0%
Thai Baht	4.6%
South African Rand	4.2%
Philippine Peso	2.9%
Indonesian Rupiah	2.9%
Turkish Lira	2.5%
Pakistan Rupee	2.4%
Brazilian Real	1.1%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2015

Fixed Income Market Review and Outlook

The capital markets experienced mixed results during calendar year 2015. Stocks achieved sub-par performance. The broad U.S. stock market returned 0.48%. Large-cap stocks outperformed small-cap stocks; large-cap stocks returned 1.38% while small-cap stocks returned -4.41%. International stocks generated negative returns; developed markets returned -0.81%, while emerging markets stocks declined 14.92%. Investment-grade, U.S. dollar-denominated bonds gained 0.55% during the year.

The first half of 2015 was relatively quiet, but the second half of the year was marked by an increase in volatility. A number of the factors weighed on the markets during the volatile third quarter, including concerns over growth in China, declines in commodity prices, and monetary policy in the U.S. However, riskier assets rebounded during the fourth quarter and helped to mark a reversal of the broad-based weakness experienced during the third quarter of the year.

Two of the world’s largest economies appeared to be at the forefront of investors’ attention: the U.S. and China. In the U.S., the economy appeared to have continued to improve, with growth of roughly 2%, the unemployment rate declining to 5.0%, and inflationary pressures benign. The Federal Reserve (the “Fed”) deemed it appropriate to tighten monetary policy by raising the target range of the Federal Funds rate by 25 basis points to 0.25 – 0.50%. Meanwhile, there were concerns over the implications of what slowing Chinese growth means for the global economy. Chinese stocks posted significant declines during 2015. In addition, many market participants attributed the weakness in commodity prices to concerns that conditions in China will weaken the demand for commodities. Commodity prices weakened throughout the year; oil prices declined significantly to end the year at $37/barrel, and broader-based commodity indexes revealed a near-continuous decline in prices during the second half of 2015.

As mentioned, the Federal Open Market Committee (“FOMC”) raised interest rates in December 2015 for the first time since 2006. By doing so, the U.S. exited the zero interest rate policy that has been in place since December 2008. The FOMC’s statement cited expanding economic activity, strong labor market conditions, and confidence that inflationary pressures will rise as the reasons behind the policy decision. The FOMC also stated that it expected the pace of interest rate increases to be gradual. This stance was reflected in the markets following the policy decision, as market-implied probabilities suggested the FOMC will embark on a series of four 25 basis points hike during calendar year 2016.

Fixed income market liquidity continues to garner significant attention. The concerns surround a scenario where large-scale redemptions force pooled fixed income funds to accept liquidity at prices below where the securities were valued on a mark-to-market basis. These concerns are magnified by two structural changes to the fixed income markets that have occurred over the past ten years. First, dealer banks have less ability to use their firms’ capital to make markets for fixed income securities, so the dealers adjust prices in an attempt to match buyers and sellers. Second, pooled fixed income investment vehicles that promise daily or second-by-second liquidity (mutual funds and exchange-traded funds, respectively) have grown in importance. We believe that price volatility will continue to manifest itself during periods of increased redemption activity in such a regime. We do note that while pooled investment funds have grown in prominence, they still represent less than 25% of the holders of corporate bonds, and there remains significant demand for fixed income securities from investors that do not mark their positions daily, including pension funds seeking to de-risk their plans, insurance companies, and foreign investors seeking incremental yield.

Some of these concerns over fixed income market liquidity came to fruition during the fourth quarter of 2015 when a large high-yield mutual fund announced that it was suspending redemptions and liquidating the Fund. The fund had invested in lower-quality and less-liquid high yield bonds. In the immediate aftermath of the announcement, the high yield bond market declined, with lower-quality segments of the market suffering the worst.

During 2015, the Barclays U.S. Aggregate Index returned 0.55%. Interest rates rose marginally during the year. Mortgage-backed securities (“MBS”) earned similar returns to Treasuries after adjusting for duration. Within the MBS market, higher-coupon 30- and 15-year pools generated the strongest gains on a duration-adjusted basis. High-grade corporate bonds also trailed Treasuries after adjusting for the effects of duration. One bright spot within the credit market was Financials, as the sector posted gains after adjusting for duration. High yield and emerging market-related corporate bonds generated negative total returns on an absolute and duration-adjusted basis.

We believe that the FOMC will stick to its plan to raise the Federal Funds rate gradually throughout 2016. Growth and employment in the U.S. has improved; estimates indicate that GDP grew by 2.0 – 2.5% in real terms during 2015, and the unemployment rate declined to 5.0%. However, inflationary pressures have weakened. Commodity prices declined, price indexes such as the Consumer Price Index and Personal Consumption Expenditures Price Index showed that inflation was below the FOMC’s stated target range of 2.0% – 2.5%, and forward-looking, market-implied inflation expectations decreased below the target range. We believe that the FOMC will pay careful attention to its price stability objective when they decide whether to further raise the Federal Funds rate to ensure that doing so will not spur disinflationary pressures.

December 31, 2015	William Blair Funds	99

Fixed Income Market Review and Outlook

We believe that interest rate volatility may persist in the short-term as taxable fixed income fund flows remain elevated. These fund flows have been large in magnitude and have impacted long-term Treasury securities and the spread sectors. We believe that one byproduct of this volatility will be that opportunities will emerge in the spread sectors (corporate and mortgage-backed securities) at favorable valuation levels.

We believe that spread sectors are poised to lead the market over the longer term. Corporate risk premiums are at levels above their longer-term averages, and risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition, we believe Treasuries are likely to struggle as the FOMC embarks on a tightening cycle.

We believe that higher-coupon segments (coupon rates of 5.0% and above for 30-year) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans, namely, low-loan balance pools.

We believe that the corporate bond market remains attractive. Although fundamentals have recently deteriorated, valuations have also increased. We observed an increase in leverage among industrial companies over the past year as companies secured financing at low nominal yields in the robust new issue market for corporate bonds. Corporate risk spreads have adjusted to reflect these changes, and we find current valuation levels to be appealing. We remain concerned about idiosyncratic risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the fixed income market will enter a period of excessive leveraged buyout activity.

100	Annual Report	December 31, 2015

Bond Fund

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Bond Fund (Class N shares) posted a 0.23% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), increased 0.55%.

There were a couple of factors that detracted from the Fund’s relative performance during the period. Sector allocation detracted from relative performance, as the Fund was underweight to fixed-rate Treasury securities, which outperformed mortgage-backed and corporate securities. An allocation to U.S. Treasury Inflation-Protected Securities impacted relative performance negatively, as market-implied inflation expectations declined during the year. Some corporate bonds in the energy and materials sectors detracted from performance, as those sectors lagged the broad market as oil and other commodity prices declined during the year. Finally, positions in bonds of Brazilian issuers Odebrecht and Petrobras negatively impacted relative performance as the Brazilian government continued its investigation into corruption that included executives from each company.

A couple of factors contributed to the Fund’s relative performance during the year. The Fund’s high yield corporate bonds impacted results favorably. Within the sector, positions in bonds issued by Credit Suisse Group, Standard Pacific Corp., and Goodyear Tire & Rubber Company were among the Fund holdings that performed well. Security selection of mortgage-backed securities also positively impacted relative performance. The Fund favored higher-coupon segments of the 30-year market, and that segment performed well during 2015. Finally, the Fund experienced positive selection results of investment-grade corporate bonds, in part due to the Fund’s overweight to bonds issued by financial institutions.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 99.

December 31, 2015	William Blair Funds	101

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(0.23)%	1.13%	3.77%	4.91%
Class I	(0.05)	1.31	3.97	5.08
Institutional Class	0.01	1.43	4.10	5.23
Barclays U.S. Aggregate Bond Index	0.55	1.44	3.25	4.47

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

102	Annual Report	December 31, 2015

Bond Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.8%
U.S. Treasury Inflation Indexed Notes/Bonds—5.7%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$4,456	$4,728
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	16,638	22,637
Total U.S. Treasury Inflation Indexed Notes/Bonds		27,365
U.S. Treasury—0.6%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	3,100	2,875
Government National Mortgage Association (GNMA)—0.4%
#623162, 6.500%, due 7/15/18	16	16
#589335, 6.500%, due 10/15/22	26	30
#357322, 7.000%, due 9/15/23	9	10
#616250, 6.000%, due 2/15/24	3	4
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	28	29
#699118, 6.000%, due 9/15/38	1,853	2,080
Total GNMA Mortgage Obligations		2,170
Federal Home Loan Mortgage Corp. (FHLMC)—14.4%
#G12258, 6.000%, due 8/1/16	1	1
#J04096, 6.500%, due 1/1/17	3	3
#E90398, 7.000%, due 5/1/17	12	13
#G11549, 7.000%, due 7/1/17	1	1
#G90027, 6.000%, due 11/17/17	3	3
#G30093, 7.000%, due 12/1/17	4	4
#O20005, 6.500%, due 1/1/18	3	4
#E96940, 4.500%, due 6/1/18	20	21
#B13747, 5.000%, due 4/1/19	266	280
#G30254, 6.500%, due 5/1/19	5	5
#G11697, 5.500%, due 4/1/20	471	495
#G12113, 5.500%, due 5/1/21	424	455
#J02986, 6.500%, due 7/1/21	17	19
#G30255, 7.000%, due 7/1/21	4	4
#G30243, 6.000%, due 12/1/21	5	5
#G12720, 5.500%, due 6/1/22	48	52
#D95621, 6.500%, due 7/1/22	30	35
#G14150, 4.500%, due 4/1/26	2,238	2,405
#J16051, 4.500%, due 7/1/26	1,004	1,075
#G02183, 6.500%, due 3/1/30	32	37
#G01728, 7.500%, due 7/1/32	137	168
#C01385, 6.500%, due 8/1/32	112	130
#G01551, 6.000%, due 4/1/33	2,496	2,849
#C01623, 5.500%, due 9/1/33	140	156
#A15039, 5.500%, due 10/1/33	2	3
#A17603, 5.500%, due 1/1/34	2,339	2,654
#G01705, 5.500%, due 6/1/34	987	1,130
#G01843, 6.000%, due 6/1/35	26	29
#G02141, 6.000%, due 3/1/36	695	794
#A62179, 6.000%, due 6/1/37	293	334
#G03711, 6.000%, due 6/1/37	986	1,123

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#A63539, 6.000%, due 7/1/37	$377	$428
#A62858, 6.500%, due 7/1/37	153	174
#G03170, 6.500%, due 8/1/37	319	364
#A66843, 6.500%, due 10/1/37	1,045	1,218
#G04053, 5.500%, due 3/1/38	723	816
#A78138, 5.500%, due 6/1/38	435	489
#G04466, 5.500%, due 7/1/38	19,832	22,597
#G04544, 6.000%, due 8/1/38	907	1,038
#A81799, 6.500%, due 9/1/38	733	835
#G05723, 6.500%, due 11/1/38	1,873	2,135
#A86143, 5.000%, due 5/1/39	66	73
#G05810, 5.000%, due 2/1/40	17,661	19,782
#G05875, 5.500%, due 2/1/40	879	993
#G06017, 5.500%, due 6/1/40	221	249
#C03665, 9.000%, due 4/1/41	893	1,097
#G06583, 5.000%, due 6/1/41	2,222	2,489
Total FHLMC Mortgage Obligations		69,064
Federal National Mortgage Association (FNMA)—30.7%
#679247, 7.000%, due 8/1/17	2	2
#683100, 5.500%, due 2/1/18	93	96
#689612, 5.000%, due 5/1/18	43	45
#695910, 5.000%, due 5/1/18	113	117
#697593, 5.000%, due 5/1/18	99	103
#704049, 5.500%, due 5/1/18	220	226
#735357, 5.500%, due 5/1/18	294	304
#735003, 5.500%, due 7/1/18	303	313
#251960, 6.000%, due 9/1/18	2	2
#745498, 7.000%, due 11/1/18	179	183
#770395, 5.000%, due 4/1/19	3	3
#788424, 5.500%, due 9/1/19	18	19
#835563, 7.000%, due 10/1/20	16	17
#900725, 6.000%, due 8/1/21	40	44
#893325, 7.000%, due 9/1/21	15	16
#735104, 7.000%, due 5/1/22	2	2
#949589, 5.500%, due 8/1/22	3,141	3,406
#949592, 6.000%, due 8/1/22	4,942	5,436
#889342, 5.000%, due 3/1/23	57	61
#AA2924, 4.500%, due 4/1/24	286	307
#931299, 4.500%, due 6/1/24	661	707
#AC1848, 4.500%, due 9/1/24	415	448
#AC5410, 4.500%, due 10/1/24	327	351
#932095, 4.000%, due 11/1/24	1,542	1,648
#932100, 4.500%, due 11/1/24	277	298
#AC9560, 5.000%, due 1/1/25	1,987	2,147
#AD8164, 4.000%, due 8/1/25	683	733
#AB1459, 4.000%, due 9/1/25	302	323
#255956, 5.500%, due 10/1/25	21	23
#AH2671, 4.000%, due 1/1/26	1,238	1,328
#AI4872, 4.500%, due 6/1/26	444	479
#AL2851, 4.000%, due 8/1/26	2,144	2,293
#AI9811, 4.500%, due 8/1/26	271	292
#AJ3203, 4.000%, due 10/1/26	119	128
#AJ7724, 4.000%, due 12/1/26	926	989

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	103

Bond Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AJ9402, 4.000%, due 12/1/26	$1,311	$1,406
#AK7384, 4.000%, due 3/1/27	1,096	1,172
#AB4818, 4.000%, due 4/1/27	690	735
#AL2590, 4.000%, due 7/1/27	4,793	5,126
#AV6413, 4.000%, due 2/1/29	3,502	3,732
#252925, 7.500%, due 12/1/29	1	2
#535977, 6.500%, due 4/1/31	10	11
#253907, 7.000%, due 7/1/31	2	2
#587849, 6.500%, due 11/1/31	14	16
#545437, 7.000%, due 2/1/32	63	75
#545759, 6.500%, due 7/1/32	580	673
#545869, 6.500%, due 7/1/32	1,850	2,130
#678007, 6.000%, due 9/1/32	9	10
#670385, 6.500%, due 9/1/32	870	996
#254548, 5.500%, due 12/1/32	61	68
#677290, 6.000%, due 1/1/33	2,639	3,037
#684601, 6.000%, due 3/1/33	629	722
#703391, 5.000%, due 5/1/33	196	220
#708993, 5.000%, due 6/1/33	32	36
#730131, 5.000%, due 8/1/33	62	70
#741850, 5.500%, due 9/1/33	706	803
#739243, 6.000%, due 9/1/33	724	829
#739331, 6.000%, due 9/1/33	392	450
#555800, 5.500%, due 10/1/33	69	77
#555946, 5.500%, due 11/1/33	508	581
#756153, 5.500%, due 11/1/33	696	790
#AL3455, 5.500%, due 11/1/33	8,052	9,214
#725017, 5.500%, due 12/1/33	64	73
#AL3380, 5.500%, due 1/1/34	1,018	1,165
#763798, 5.500%, due 3/1/34	103	116
#725611, 5.500%, due 6/1/34	137	154
#783786, 5.500%, due 7/1/34	133	152
#786546, 6.000%, due 7/1/34	277	318
#787816, 6.000%, due 7/1/34	409	470
#745563, 5.500%, due 8/1/34	781	887
#794474, 6.000%, due 10/1/34	54	62
#745092, 6.500%, due 7/1/35	444	523
#357944, 6.000%, due 9/1/35	27	31
#829306, 6.000%, due 9/1/35	309	351
#836140, 5.500%, due 10/1/35	67	77
#843487, 6.000%, due 10/1/35	123	141
#849191, 6.000%, due 1/1/36	172	197
#745349, 6.500%, due 2/1/36	407	482
#888305, 7.000%, due 3/1/36	13	15
#895637, 6.500%, due 5/1/36	111	127
#831540, 6.000%, due 6/1/36	36	41
#745802, 6.000%, due 7/1/36	202	232
#886220, 6.000%, due 7/1/36	397	456
#AL3449, 6.000%, due 7/1/36	2,012	2,315
#893318, 6.500%, due 8/1/36	43	51
#831926, 6.000%, due 12/1/36	12	13
#902974, 6.000%, due 12/1/36	296	336
#909480, 6.000%, due 2/1/37	324	370
#888418, 5.500%, due 5/1/37	1,547	1,769
#938440, 6.000%, due 7/1/37	129	147
#928561, 6.000%, due 8/1/37	274	315
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#948689, 6.000%, due 8/1/37		$246	$281
#888703, 6.500%, due 8/1/37		5,316	6,229
#946646, 6.000%, due 9/1/37		88	101
#888967, 6.000%, due 12/1/37		919	1,057
#AL0904, 5.500%, due 1/1/38		71	80
#889371, 6.000%, due 1/1/38		4,559	5,232
#889385, 6.000%, due 2/1/38		210	241
#962058, 6.500%, due 3/1/38		1,708	1,995
#934006, 6.500%, due 9/1/38		494	568
#986856, 6.500%, due 9/1/38		252	288
#AL5817, 6.000%, due 11/1/38		1,889	2,169
#991911, 7.000%, due 11/1/38		288	333
#AL3775, 5.000%, due 1/1/39		2,245	2,525
#AA7611, 5.000%, due 5/1/39		1,060	1,192
#AA8443, 5.000%, due 6/1/39		241	272
#AA8587, 5.500%, due 7/1/39		4,149	4,710
#931492, 6.000%, due 7/1/39		218	251
#AA6898, 6.000%, due 7/1/39		816	939
#931801, 5.000%, due 8/1/39		975	1,092
#AC1619, 5.500%, due 8/1/39		576	651
#AD0315, 6.500%, due 8/1/39		3,629	4,151
#AC0505, 5.500%, due 9/1/39		467	535
#932279, 5.000%, due 12/1/39		112	126
#AC9569, 5.000%, due 2/1/40		1,907	2,152
#932638, 5.000%, due 3/1/40		209	233
#932751, 5.000%, due 4/1/40		4,800	5,416
#AE0082, 5.000%, due 5/1/40		591	660
#AB1146, 5.000%, due 6/1/40		124	139
#AD7531, 5.500%, due 6/1/40		296	339
#AD8810, 5.500%, due 6/1/40		723	827
#AB1200, 5.500%, due 7/1/40		,488	1,686
#AD7137, 5.500%, due 7/1/40		5,509	6,305
#AH0955, 5.000%, due 12/1/40		6,234	7,011
#AL0028, 5.000%, due 2/1/41		3,073	3,443
#AL5815, 5.500%, due 4/1/41		4,078	4,667
#AI6071, 5.000%, due 6/1/41		2,261	2,546
#AL0672, 5.000%, due 7/1/41		3,605	4,068
#AL0913, 6.000%, due 7/1/41		2,739	3,093
#AK2733, 5.000%, due 2/1/42		2,437	2,750
Total FNMA Mortgage Obligations			147,611

Asset-Backed Securities—3.4%
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	3,450	3,438
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	3,000	3,002
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.591%, 9/15/20, VRN	AAA	4,800	4,895
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	3,180	3,141

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2015

Bond Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.831%, 1/15/43, VRN	AAA	$2,000	$2,062
Total Asset-Backed Securities			16,538

Corporate Obligations—40.6%
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	3,000	3,062
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,176
Morgan Stanley, 6.625%, due 4/1/18	A	3,400	3,730
The Goldman Sachs Group, Inc., 1.522%, due 4/30/18, VRN	A	3,744	3,763
Bank of America Corporation, 6.875%, due 11/15/18	A	1,100	1,237
Glencore Funding LLC—144A, 1.681%, due 1/15/19, VRN	BBB	1,500	1,242
Petrobras Global Finance BV, 2.461%, due 1/15/19, VRN	BB+	4,000	3,050
CSX Corporation, 7.375%, due 2/1/19	BBB+	1,870	2,142
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	3,000	2,865
Baidu, Inc., 2.750%, due 6/9/19	A	1,707	1,700
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,054
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,899
Boston Properties L.P., 5.875%, due 10/15/19	A-	4,000	4,444
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	553
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB-	4,000	4,715
Georgia-Pacific LLC-144A, 5.400%, due 11/1/20	A+	4,000	4,417
United Continental Holdings, Inc., 6.000%, due 12/1/20	BB-	2,500	2,598
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB+	3,000	2,992
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,855	3,045
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,200	1,290
Post Holdings, Inc., 7.375%, due 2/15/22	B	3,000	3,139
Ball Corporation, 5.000%, due 3/15/22	BB+	2,500	2,562
Masco Corporation, 5.950%, due 3/15/22	BBB	3,800	4,113
United Rentals North America, Inc., 7.625%, due 4/15/22	BB-	2,500	2,684
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,212
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	BB	$2,000	$2,147
Triumph Group, Inc., 5.250%, due 6/1/22	Ba3	2,000	1,620
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B+	1,500	1,549
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	BB-	3,000	3,150
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	1,750	1,797
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	3,225	3,269
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	3,500	3,411
MGM Resorts International, 6.000%, due 3/15/23	BB	3,000	2,985
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	B+	2,500	2,516
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	1,300	1,268
Wells Fargo & Co., 4.480%, due 1/16/24	A+	3,000	3,158
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	3,500	3,334
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	2,000	1,845
Banco Inbursa S.A. Institucion de Banca Multiple-144A, 4.125%, due 6/6/24	BBB+	2,000	1,885
Grupo Bimbo S.A.B. de C.V.— 144A, 3.875%, due 6/27/24	BBB	2,000	1,951
Synchrony Financial, 4.250%, due 8/15/24	BBB-	4,250	4,200
HSBC Holdings plc, 6.375%, due 9/17/24, VRN	BBB	3,500	3,461
BNP Paribas S.A., 4.250%, due 10/15/24	A	3,000	2,976
Owens Corning, 4.200%, due 12/1/24	BBB-	3,200	3,120
Credit Suisse Group AG—144A, 6.250%, due 12/18/24, VRN	BB+	2,000	2,005
USG Corp.—144A, 5.500%, due 3/1/25	BB+	3,000	3,056
Valeant Pharmaceuticals International, Inc.—144A, 6.125%, due 4/15/25	B1	1,500	1,343
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	BBB	3,000	2,737
Seagate HDD Cayman—144A, 4.875%, due 6/1/27	BBB-	2,000	1,538
The Kroger Co., 8.000%, due 9/15/29	BBB	1,173	1,587
Comcast Corporation, 6.450%, due 3/15/37	A-	4,000	4,988
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	3,500	4,470

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	105

Bond Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Philip Morris International, Inc., 6.375%, due 5/16/38	A	$2,175	$2,749
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	3,495	3,926
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,174
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,000	4,561
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	4,000	4,567
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	4,606
Bank of America Corporation, 5.875%, due 2/7/42	A	4,000	4,685
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	2,000	1,035
American International Group, Inc., 4.500%, due 7/16/44	A-	3,500	3,249
Mexichem S.A.B. de C.V.— 144A, 5.875%, due 9/17/44	BBB	3,500	2,949
Northrop Grumman Corporation, 3.850%, due 4/15/45	BBB+	4,500	4,061
ERP Operating L.P., 4.500%, due 6/1/45	A-	3,500	3,570
PepsiCo, Inc., 4.450%, due 4/14/46	A1	4,500	4,660
AT&T, Inc., 4.750%, due 5/15/46	A-	4,500	4,136
Microsoft Corporation, 4.750%, due 11/3/55	AAA	4,950	5,141
Total Corporate Obligations			195,119
Total Long-Term Investments—95.8% (cost $462,969)			460,742
Issuer	Principal Amount or Contracts	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $15,197, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$15,197	$15,197
Total Repurchase Agreement-3.2% (cost $15,197)		15,197

U.S. Government and U.S. Government Agency
U.S. Treasury Bill, 0.073%, due 1/14/16(a)	$200	200
Total U.S. Government and U.S. Government Agency—0.0% (cost $200)		200

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, PUT	300	2
Total Purchased Option—0.0% (cost $95)		2
Total Investments—99.0% (cost $478,461)		476,141
Cash and other assets, less liabilities—1.0%		4,653
Net assets—100.0%		$480,794

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

(a) Security, or portion of security, is segregated as collateral for the credit default swap aggregating a total value of $157.

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount	Unrealized Appreciation (Depreciation)
CDX.IG-25	Buy	1.000%	December 2020	CME	$15,000	$(37)

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2015

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) increased 0.39%, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), increased 1.07%.

A couple of factors contributed to the Fund’s underperformance relative to the Index during the year. The Fund’s interest rate positioning detracted from performance. The Fund maintained a defensive duration posture, and this impacted results negatively because interest rates did not rise enough to hamper total returns significantly. An allocation to U.S. Treasury Inflation-Protected Securities impacted relative performance negatively, as market-implied inflation expectations declined during the year. Finally, positions in bonds of Brazilian issuers Odebrecht and Petrobras negatively impacted relative performance as the Brazilian government continued its investigation into corruption that included executives from each company.

There were a couple of factors that contributed to relative performance during 2015. Security selection of mortgage-backed securities was additive to results. The Fund favored higher-coupon segments of the 30- and 15-year markets, and those higher-coupon segments performed well during 2015. Finally, the Fund experienced positive selection results of investment-grade corporate bonds, in part due to the Fund’s overweight to bonds issued by financial institutions. Positions that performed well included bonds issued by Toll Brothers, Georgia-Pacific, Masco Corporation, Citigroup, Jones Lang LaSalle, and Simon Property Group.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 99.

December 31, 2015	William Blair Funds	107

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	10 Year
Class N	0.39%	0.60%	2.57%	3.12%
Class I	0.63	0.80	2.80	3.32
Barclays Intermediate Government/Credit Bond Index	1.07	1.10	2.58	4.04

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

108	Annual Report	December 31, 2015

Income Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	Principal Amount	Value
U.S. Government and U.S. Government Agency—59.4%
U.S. Treasury Inflation Indexed Notes/Bonds—4.8%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,114	$1,182
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,262	3,366
Total U.S. Treasury Inflation Indexed Notes/Bonds		4,548
U.S. Treasury—1.0%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	927
Government National Mortgage Association (GNMA)—0.0%
#780405, 9.500%, due 11/15/17	7	7
#357322, 7.000%, due 9/15/23	33	36
Total GNMA Mortgage Obligations		43
Federal Home Loan Mortgage Corp. (FHLMC)—10.1%
#E90398, 7.000%, due 5/1/17	84	86
#E97112, 4.000%, due 5/1/18	38	40
#D95621, 6.500%, due 7/1/22	792	903
#J13022, 4.000%, due 9/1/25	588	625
#J16051, 4.500%, due 7/1/26	1,151	1,233
#A17603, 5.500%, due 1/1/34	819	930
#A45790, 7.500%, due 5/1/35	140	161
#G02141, 6.000%, due 3/1/36	348	398
#G03201, 6.500%, due 6/1/37	216	246
#A66843, 6.500%, due 10/1/37	378	441
#A81799, 6.500%, due 9/1/38	411	468
#G06964, 5.500%, due 11/1/38	1,250	1,421
#G05875, 5.500%, due 2/1/40	176	199
#C03665, 9.000%, due 4/1/41	433	532
#G06583, 5.000%, due 6/1/41	1,749	1,959
Total FHLMC Mortgage Obligations		9,642
Federal National Mortgage Association (FNMA)—43.5%
#576553, 8.000%, due 2/1/16	2	2
#735569, 8.000%, due 10/1/16	4	4
#643217, 6.500%, due 6/1/17	33	34
#679247, 7.000%, due 8/1/17	93	95
#695910, 5.000%, due 5/1/18	117	122
#740847, 6.000%, due 10/1/18	65	67
#323501, 6.500%, due 1/1/19	24	27
#751313, 5.000%, due 3/1/19	138	146
#852864, 7.000%, due 7/1/20	434	460
#458147, 10.000%, due 8/15/20	52	55
#835563, 7.000%, due 10/1/20	168	179
#831430, 5.500%, due 3/1/21	276	294
#735574, 8.000%, due 3/1/22	136	146
#679253, 6.000%, due 10/1/22	369	418
FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	16
#982878, 4.500%, due 5/1/23	249	267

Issuer	Principal Amount	Value
U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AA6066, 4.000%, due 5/1/24	$946	$1,008
#AC5124, 4.000%, due 11/1/24	807	866
#932095, 4.000%, due 11/1/24	4,362	4,663
#932100, 4.500%, due 11/1/24	1,058	1,138
#AC6257, 4.000%, due 12/1/24	897	962
#AC0596, 4.000%, due 12/1/24	232	247
#AD4073, 4.000%, due 5/1/25	118	126
#935995, 4.000%, due 6/1/25	117	125
#AD4677, 4.000%, due 6/1/25	791	837
#AE1176, 4.000%, due 8/1/25	333	355
#255956, 5.500%, due 10/1/25	63	70
#AL2851, 4.000%, due 8/1/26	2,680	2,867
#AI9811, 4.500%, due 8/1/26	509	548
#AJ3203, 4.000%, due 10/1/26	1,189	1,277
#AJ7724, 4.000%, due 12/1/26	988	1,055
#256639, 5.000%, due 2/1/27	12	14
#AB4818, 4.000%, due 4/1/27	2,133	2,275
#AL2590, 4.000%, due 7/1/27	1,699	1,816
#806458, 8.000%, due 6/1/28	151	171
#880155, 8.500%, due 7/1/29	220	255
#797846, 7.000%, due 3/1/32	117	123
#745519, 8.500%, due 5/1/32	159	187
#654674, 6.500%, due 9/1/32	64	73
#733897, 6.500%, due 12/1/32	241	271
#688034, 5.500%, due 3/1/33	185	212
#254693, 5.500%, due 4/1/33	10	11
#555531, 5.500%, due 6/1/33	99	112
#711736, 5.500%, due 6/1/33	110	126
#555591, 5.500%, due 7/1/33	16	18
#762505, 5.500%, due 11/1/33	158	179
#AL3455, 5.500%, due 11/1/33	2,365	2,706
#776964, 5.000%, due 4/1/34	445	499
#725424, 5.500%, due 4/1/34	103	116
#824463, 5.500%, due 7/1/35	208	231
#888884, 5.500%, due 12/1/35	212	240
#AL3449, 6.000%, due 7/1/36	1,150	1,323
#886220, 6.000%, due 7/1/36	283	325
#888703, 6.500%, due 8/1/37	1,139	1,334
#928658, 6.500%, due 9/1/37	39	46
#889385, 6.000%, due 2/1/38	491	562
#962058, 6.500%, due 3/1/38	591	690
#AL5817, 6.000%, due 11/1/38	1,157	1,328
#991911, 7.000%, due 11/1/38	184	213
#AA8587, 5.500%, due 7/1/39	951	1,079
#AD0315, 6.500%, due 8/1/39	383	438
#AC3237, 5.000%, due 10/1/39	175	195
#AC6156, 5.500%, due 11/1/39	2,389	2,757
#AC9569, 5.000%, due 2/1/40	254	287
#AB1200, 5.500%, due 7/1/40	496	562
#AL0028, 5.000%, due 2/1/41	1,311	1,469
#AL5815, 5.500%, due 4/1/41	816	933
Total FNMA Mortgage Obligations		41,652

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	109

Income Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—8.8%
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	$1,000	$997
Nissan Master Owner Trust Receivables, 2013-A, Tranche A, 0.631%, 2/15/18, VRN	Aaa	1,000	1,000
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.501%, 4/15/18, VRN	AAA	226	225
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.581%, 1/15/19, VRN	AAA	1,733	1,730
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.570%, 1/23/20, VRN	AAA	1,225	1,244
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	1,705	1,706
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.591%, 9/15/20, VRN	AAA	1,000	1,020
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 2.831%, 1/15/43, VRN	AAA	500	516
Total Asset-Backed Securities			8,438

Corporate Obligations—26.1%
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	800	847
Macquarie Group Ltd.-144A, 4.875%, due 8/10/17	A3	1,000	1,035
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,097
The Goldman Sachs Group, Inc., 1.522%, due 4/30/18, VRN	A	1,000	1,005
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,124
Honeywell International, Inc., 5.000%, due 2/15/19	A	750	822
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	750	812
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,111
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	500	521
PepsiCo, Inc., 2.150%, due 10/14/20	A1	900	897
Georgia-Pacific LLC-144A, 5.400%, due 11/1/20	A+	1,000	1,104
Simon Property Group L.P., 4.375%, due 3/1/21	A	750	814
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,084
General Electric Capital Corporation, 4.650%, due 10/17/21	AA+	1,000	1,108
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,000	1,081
Masco Corporation, 5.950%, due 3/15/22	BBB	750	812
Issuer	NRSRO Rating (unaudited)	Principal Amount/ Contracts	Value

Corporate Obligations—(continued)
American International Group, Inc., 4.875%, due 6/1/22	A-	$1,000	$1,081
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	658	676
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	750	731
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	850	829
Wells Fargo & Co., 4.480%, due 1/16/24	A+	1,000	1,053
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	750	714
BRF S.A.-144A, 4.750%, due 5/22/24	BBB	750	692
Grupo Bimbo S.A.B. de C.V.-144A, 3.875%, due 6/27/24	BBB	750	732
Synchrony Financial, 4.250%, due 8/15/24	BBB-	700	692
BNP Paribas S.A., 4.250%, due 10/15/24	A	500	496
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	BBB	600	547
Seagate HDD Cayman-144A, 4.875%, due 6/1/27	BBB-	500	384
Crown Castle Towers LLC-144A, 6.113%, due 1/15/40	A2	1,000	1,094
Total Corporate Obligations			24,995
Total Long-Term Investments—94.3% (cost $90,464)			90,245

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $5,007, collateralized by FNMA, 2.625%, due 9/6/24		5,007	5,007
Total Repurchase Agreement—5.3% (cost $5,007)			5,007

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, PUT		150	1
Total Purchased Option—0.0% (cost $47)			1
Total Investments—99.6% (cost $95,518)			95,253
Cash and other assets, less liabilities—0.4%			411
Net assets—100.0%			$95,664

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2015

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) returned 0.01%, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s benchmark, the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), returned 0.15%.

The Fund’s underperformance relative to the Index during the year was primarily due to the result of the Fund’s expenses. Additionally, the Fund hedged a portion of its interest rate risk exposure, and those hedges reduced relative performance. However, the Fund’s interest rate positioning contributed to relative performance during the period. The Fund’s selection results from investing in a combination of agency mortgage-backed securities, asset-backed securities, and high-quality corporate bonds also contributed to relative performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 99.

December 31, 2015	William Blair Funds	111

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.01%	0.19%	1.01%	1.04%
Class I	0.30	0.36	1.19	1.19
Institutional Class	0.22	0.47	1.30	1.33
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.15	0.20	0.28	0.34

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

112	Annual Report	December 31, 2015

Low Duration Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—48.2%
Government National Mortgage Association (GNMA)—0.0%
GNR 2011-24 VA, 3.500%, due 2/20/16	$64	$64
Federal Home Loan Mortgage Corp. (FHLMC)—15.8%
#E95760, 4.500%, due 4/1/18	5	5
#E99582, 5.000%, due 9/1/18	10	11
#B11362, 5.500%, due 12/1/18	23	24
#B11849, 5.500%, due 1/1/19	62	64
#B13870, 4.500%, due 5/1/19	50	52
#G11604, 5.000%, due 7/1/19	60	63
#G11596, 5.500%, due 8/1/19	52	55
#G11605, 5.500%, due 9/1/19	28	29
#J02537, 5.000%, due 9/1/20	48	50
#G11836, 5.500%, due 12/1/20	15	16
#G12113, 5.500%, due 5/1/21	150	161
#E02322, 5.500%, due 5/1/22	32	34
#G13124, 6.000%, due 12/1/22	105	116
#J06871, 5.500%, due 1/1/23	92	98
#J08450, 5.500%, due 7/1/23	43	47
#J08703, 5.500%, due 9/1/23	87	94
#J10351, 4.000%, due 7/1/24	174	186
#C00351, 8.000%, due 7/1/24	62	74
#J10600, 4.000%, due 8/1/24	11	12
#G13695, 4.000%, due 9/1/24	743	792
#J11208, 5.000%, due 11/1/24	104	112
#G00363, 8.000%, due 6/1/25	93	105
#J12853, 4.000%, due 8/1/25	111	118
#C80329, 8.000%, due 8/1/25	20	23
#J14491, 4.000%, due 2/1/26	3,790	4,035
#J16051, 4.500%, due 7/1/26	2,513	2,692
#G30348, 6.000%, due 7/1/27	1,346	1,539
#G04424, 6.000%, due 6/1/38	91	102
#G04778, 6.000%, due 7/1/38	113	130
#G04544, 6.000%, due 8/1/38	454	519
#G04687, 6.000%, due 9/1/38	124	142
#G04745, 6.000%, due 9/1/38	63	72
#A81799, 6.500%, due 9/1/38	386	440
#G06085, 6.500%, due 9/1/38	16	18
#G06964, 5.500%, due 11/1/38	3,646	4,146
#G05723, 6.500%, due 11/1/38	1,703	1,941
#G06017, 5.500%, due 6/1/40	1,443	1,628
#4122, Tranche FP, 0.731%, due 10/15/42, VRN	1,005	1,010
Total FHLMC Mortgage Obligations		20,755
Federal National Mortgage Association (FNMA)—32.4%
#672953, 5.000%, due 12/1/17	8	8
#888979, 6.000%, due 12/1/17	2	2
#678938, 5.500%, due 2/1/18	42	43
#695838, 5.500%, due 4/1/18	20	21
#697593, 5.000%, due 5/1/18	66	69
#656573, 5.000%, due 6/1/18	50	52
#709848, 5.000%, due 6/1/18	40	42
#705741, 5.000%, due 6/1/18	36	37

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#728715, 5.000%, due 7/1/18	$91	$94
#711991, 5.000%, due 8/1/18	52	53
#257378, 5.000%, due 9/1/18	11	12
#743183, 5.000%, due 10/1/18	23	24
#749596, 5.000%, due 11/1/18	90	94
#753866, 6.000%, due 12/1/18	140	146
#761246, 5.000%, due 1/1/19	117	123
#766059, 5.500%, due 2/1/19	100	104
#766276, 5.000%, due 3/1/19	294	309
#751313, 5.000%, due 3/1/19	61	64
#779363, 5.000%, due 6/1/19	28	29
#785259, 5.000%, due 8/1/19	114	121
#788424, 5.500%, due 9/1/19	73	76
#761489, 5.500%, due 9/1/19	65	68
#725953, 5.000%, due 10/1/19	37	39
#745877, 5.000%, due 1/1/20	81	86
#357865, 5.000%, due 7/1/20	76	81
#888105, 5.000%, due 8/1/20	6	6
#357978, 5.000%, due 9/1/20	93	99
#745735, 5.000%, due 3/1/21	312	333
#879607, 5.500%, due 4/1/21	50	53
#831497, 6.000%, due 4/1/21	168	180
#831525, 5.500%, due 6/1/21	64	69
#880993, 6.000%, due 1/1/22	13	13
#972934, 5.500%, due 2/1/23	172	187
#889342, 5.000%, due 3/1/23	61	65
#982878, 4.500%, due 5/1/23	225	241
#889670, 5.500%, due 6/1/23	65	71
#555734, 5.000%, due 7/1/23	471	518
#AE0011, 5.500%, due 9/1/23	80	86
#747339, 5.500%, due 10/1/23	256	285
#934808, 4.500%, due 3/1/24	112	119
#AA4519, 4.500%, due 3/1/24	786	837
#AA5028, 4.500%, due 4/1/24	195	209
#AA5999, 4.500%, due 5/1/24	1,301	1,393
#190988, 9.000%, due 6/1/24	54	59
#AC6600, 4.500%, due 11/1/24	48	52
#AL3422, 5.000%, due 1/1/25	770	834
#AE1176, 4.000%, due 8/1/25	375	400
#AI4856, 4.500%, due 6/1/26	1,649	1,766
#AI4872, 4.500%, due 6/1/26	67	72
#AL2851, 4.000%, due 8/1/26	2,144	2,293
#AL2590, 4.000%, due 7/1/27	2,831	3,027
#759336, 6.000%, due 1/1/34	1,765	2,031
#AL3449, 6.000%, due 7/1/36	1,839	2,117
#886762, 7.000%, due 9/1/36	412	466
#831926, 6.000%, due 12/1/36	769	874
#899057, 6.000%, due 3/1/37	87	99
#928574, 6.000%, due 7/1/37	162	183
#948637, 6.500%, due 8/1/37	523	599
#888703, 6.500%, due 8/1/37	4,253	4,983
#889371, 6.000%, due 1/1/38	1,042	1,196
#965534, 6.000%, due 1/1/38	63	71
#889385, 6.000%, due 2/1/38	701	804
#975649, 6.000%, due 7/1/38	162	185
#889987, 5.500%, due 8/1/38	112	127

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	113

Low Duration Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AA8706, 5.500%, due 6/1/39		$2,965	$3,393
#AD0315, 6.500%, due 8/1/39		832	952
#AC3270, 5.500%, due 9/1/39		1,885	2,175
#AD3360, 5.500%, due 5/1/40		2,302	2,634
#AL5815, 5.500%, due 4/1/41		4,078	4,667
Total FNMA Mortgage Obligations			42,620

Asset-Backed Securities—27.4%
Nissan Auto Lease Trust, 2014-A, Tranche A2B, 0.491%, 9/15/16, VRN	Aaa	561	561
Mercedes Benz Auto Lease Trust, 2014—A, Tranche A3, 0.680%, 12/15/16	AAA	383	383
Ally Auto Receivables Trust, 2014-1, Tranche A2, 0.480%, 2/15/17	AAA	26	26
BMW Vehicle Owner Trust, 2014-A, Tranche A2, 0.530%, 4/25/17	Aaa	67	67
Nissan Auto Receivables 2013-A Owner Trust, 2013-A, Tranche A3, 0.500%, 5/15/17	Aaa	125	125
CNH Equipment Trust, 2014-B, Tranche A2, 0.480%, 8/15/17	AAA	193	193
Volvo Financial Equipment LLC— 144A, 2015-1A, Tranche A2, 0.950%, 11/15/17	Aaa	991	990
Ford Credit Floorplan Master Owner Trust A, 2013-1, Tranche A2, 0.711%, 1/15/18, VRN	AAA	2,200	2,200
Nissan Master Owner Trust Receivables, 2013-A, Tranche A, 0.631%, 2/15/18, VRN	Aaa	2,500	2,500
World Omni Master Owner Trust—144A, 2013-1, Tranche A, 0.681%, 2/15/18, VRN	Aaa	1,000	1,000
Ford Credit Auto Owner Trust 2015-B, 2015-B, Tranche A2B, 0.561%, 3/15/18, VRN	Aaa	1,332	1,332
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.501%, 4/15/18, VRN	AAA	526	526
Discover Card Execution Note Trust, 2013-A2, Tranche A2, 0.690%, 8/15/18	AAA	500	500
Ford Credit Floorplan Master Owner Trust A, 2013-5, Tranche A2, 0.801%, 9/15/18, VRN	AAA	200	200
Citibank Credit Card Issuance Trust, 2006-A8, Tranche A8, 0.361%, 12/17/18, VRN	AAA	200	199
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.581%, 1/15/19, VRN	AAA	$1,651	$1,648
Capital One Multi-Asset Execution Trust, 2013-A2, Tranche A2, 0.511%, 2/15/19, VRN	AAA	2,000	2,000
Discover Card Master Trust, 2012-A4, Tranche A, 0.796%, 11/15/19, VRN	AAA	2,000	2,001
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.401%, 12/15/19, VRN	AAA	915	910
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.411%, 12/16/19, VRN	AAA	715	713
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.570%, 1/23/20, VRN	AAA	2,880	2,924
Mercedes-Benz Master Owner Trust—144A, 2015-BA, Tranche A, 0.711%, 4/15/20, VRN	Aaa	1,500	1,492
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 0.698%, 5/26/20, VRN	AAA	1,900	1,895
Chase Issuance Trust, 2013-A6, Tranche A6, 0.751%, 7/15/20, VRN	AAA	1,820	1,821
Discover Card Execution Note Trust, 2015-A1, Tranche A1, 0.681%, 8/17/20, VRN	AAA	1,950	1,947
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.591%, 9/15/20, VRN	AAA	2,000	2,040
Bank of America Credit Card Trust, 2014-A1, Tranche A, 0.711%, 6/15/21, VRN	AAA	1,000	999
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.591%, 8/16/21, VRN	AAA	515	512
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 0.711%, 1/18/22, VRN	AAA	750	747
SLM Student Loan Trust, 2008-4, Tranche A4, 1.970%, 7/25/22, VRN	Aaa	930	936
Sierra Timeshare 2012-2 Receivables Funding LLC—144A, 2012-2A, Tranche A, 2.380%, 3/20/29	A+	343	343
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.831%, 1/15/43, VRN	AAA	2,250	2,320
Total Asset-Backed Securities			36,050

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2015

Low Duration Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—21.9%
Bank of America Corporation, 1.406%, due 3/22/16, VRN	A	$1,000	$1,000
HSBC Finance Corporation, 0.844%, due 6/1/16, VRN	A+	1,500	1,497
Macquarie Bank Ltd.—144A, 0.962%, due 6/15/16, VRN	A	1,400	1,399
Verizon Communications, Inc., 2.042%, due 9/15/16, VRN	A-	1,000	1,006
Bayer US Finance LLC—144A, 0.573%, due 10/7/16, VRN	A-	1,000	1,000
Fifth Third Bancorp, 0.990%, due 12/20/16, VRN	A-	1,000	996
Capital One Bank USA NA, 0.859%, due 2/13/17, VRN	A-	1,500	1,494
JPMorgan Chase & Co., 0.882%, due 2/15/17, VRN	A+	1,000	1,000
Barclays Bank plc, 0.944%, due 2/17/17, VRN	A2	1,620	1,620
Nissan Motor Acceptance Corp.—44A, 0.972%, due 3/3/17, VRN	A-	1,500	1,497
Citigroup, Inc., 1.027%, due 3/10/17, VRN	A	1,500	1,497
Mizuho Bank Ltd.—144A, 0.747%, due 4/16/17, VRN	A1	1,000	997
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A+	1,200	1,202
American Express Credit Corporation, 0.722%, due 6/5/17, VRN	A+	1,000	995
Standard Chartered plc—144A, 0.802%, due 9/8/17, VRN	Aa3	2,000	1,981
Royal Bank of Canada, 0.581%, due 10/13/17, VRN	AA	1,725	1,720
Canadian National Railway Co., 0.532%, due 11/14/17, VRN	A	500	496
General Electric Capital Corporation, 0.952%, due 12/7/17, VRN	AA+	500	498
Wells Fargo & Co., 0.946%, due 4/23/18, VRN	AA-	1,000	1,000
Morgan Stanley, 1.600%, due 4/25/18, VRN	A	2,000	2,022
The Goldman Sachs Group, Inc., 1.522%, due 4/30/18, VRN	A	2,000	2,010
KeyBank NA, 0.934%, due 6/1/18, VRN	A-	1,200	1,198
PNC Bank NA, 0.834%, due 6/1/18, VRN	A+	800	797
Total Corporate Obligations			28,922
Total Long-Term Investments—97.5% (cost $128,914)			128,411
	Principal
	Amount/
Issuer	Contracts	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $1,422, collateralized by FNMA, 2.625%, due 9/6/24	$1,422	$1,422
Total Repurchase Agreement—1.1% (cost $1,422)		1,422

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, PUT	300	2
Total Purchased Option—0.0% (cost $95)		2
Total Investments—98.6% (cost $130,431)		129,835

Securities Sold Short, Not Yet Purchased

U.S. Government and U.S. Government Agency—(7.7)%
Federal National Mortgage Association (FNMA)—(7.7)%
TBA, 2.500%, due 1/1/31	$(10,000)	(10,080)
Total Securities Sold Short, Not Yet Purchased—(7.7)% (proceeds $10,092)		(10,080)
Cash and other assets, less liabilities—9.1%		11,957
Net assets—100.0%		$131,712

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2015. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	115

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Thomas Clarke

The William Blair Macro Allocation Fund (Class N shares) posted a 6.24% decrease, net of fees, for the twelve months ended December 31, 2015. By comparison, the Fund’s primary benchmark index, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, increased 0.05%.

The Fund saw negative contributions from both its market-oriented strategies and its currency-oriented strategies during the year. Detractors from market-oriented exposures included the Fund’s positioning within U.S. equity and generally long exposures within emerging market equities. From currency-oriented exposures, negative impacts arose from long exposures to the Malaysian ringgit and the Columbian peso. The Fund’s market-oriented strategies benefited from an aggregate long exposure to equities within Europe as well as from a moderately long exposure to U.S. sovereign debt. The Fund’s currency-oriented strategies were helped by short exposures to the euro and the New Zealand dollar.

116	Annual Report	December 31, 2015

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2015
			Since
	1 Year	3 Year	Inception
Class N(a)	(6.24)%	2.86%	6.12%
Class I(a)	(6.00)	3.10	6.38
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.05	0.05	0.07
Long-Term Comparative Index(a)	(0.27)	3.00	3.89
Institutional Class(b)	(5.92)	—	(0.59)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.05	—	0.11
Long-Term Comparative Index(b)	(0.27)	—	1.90

(a)	For the period from November 29, 2011 (Commencement of Operations) to December 31, 2015.
(b)	For the period from October 21, 2013 (Commencement of Operations) to December 31, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on December 31, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2015.

Category	%
Equity Exchange-Traded Funds	49.5%
Fixed Income Exchange-Traded Funds	15.3%
U.S. Government	9.0%
Purchased Options	0.3%
Repurchase Agreements	22.1%
Written Option	0.0%
Cash and Other Assets, Less Liabilities	3.8%
Net Assets	100.0%

December 31, 2015	William Blair Funds	117

Macro Allocation Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Exchange-Traded Funds—64.8%
Equity Exchange-Traded Funds—49.5%
Consumer Staples Select Sector SPDR Fund	189,400	$9,563
Energy Select Sector SPDR Fund	212,000	12,837
Global X FTSE Greece 20 ETF	1,987,000	15,817
iShares Global Energy ETF(a)	596,000	16,676
iShares MSCI Brazil Capped ETF	338,000	6,990
iShares MSCI India ETF	1,005,000	27,678
iShares MSCI Japan ETF(a)	2,396,000	29,039
iShares MSCI Switzerland Capped ETF	510,000	15,830
iShares Russell 1000 Growth ETF	313,000	31,137
iShares Russell 1000 Value ETF	2,227,000	217,934
Market Vectors Russia ETF	2,137,000	31,307
SPDR S&P 500 ETF Trust	1,983,000	404,314
SPDR S&P Emerging Markets Small Cap ETF	280,000	10,559
Utilities Select Sector SPDR Fund	647,000	28,002
Total Equity Exchange-Traded Funds		857,683
Fixed Income Exchange-Traded Funds—15.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,701,000	193,931
SPDR Barclays High Yield Bond ETF	1,653,000	56,053
WisdomTree Emerging Markets Local
Debt Fund ETF	415,000	14,226
Total Fixed Income Exchange-Traded Funds		264,210
Total Exchange-Traded Funds—64.8% (cost $1,154,801)		1,121,893

Repurchase Agreement—22.1%
Fixed Income Clearing Corporation, 0.030% dated 12/31/15, due 1/4/16, repurchase price $382,338, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$382,337	382,337
Total Repurchase Agreement—22.1% (cost $382,337)		382,337

U.S. Government—9.0%
U.S. Treasury Bill, 0.021%, due 1/7/16	12,000	12,000
U.S. Treasury Bill, 0.082%, due 2/4/16(b)	12,000	11,999
U.S. Treasury Bill, 0.092%, due 3/3/16(b)	12,000	11,998
U.S. Treasury Bill, 0.163%, due 3/31/16(a) (b)	12,000	11,995
U.S. Treasury Bill, 0.247%, due 4/28/16(a) (b)	12,000	11,990
U.S. Treasury Bill, 0.373%, due 5/26/16(b)	12,000	11,982
U.S. Treasury Bill, 0.458%, due 6/23/16(a) (b)	12,000	11,974
U.S. Treasury Bill, 0.503%, due 7/21/16(a) (b)	12,000	11,967
U.S. Treasury Bill, 0.524%, due 8/18/16(a) (b)	12,000	11,960
	Principal
	Amount/
Issuer	Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.506%, due 9/15/16(a) (b)	$12,000	$11,957
U.S. Treasury Bill, 0.507%, due 10/13/16(a) (b)	12,000	11,952
U.S. Treasury Bill, 0.519%, due 11/10/16(a)	12,000	11,947
U.S. Treasury Bill, 0.603%, due 12/8/16(a) (b)	12,000	11,933
Total U.S. Government—9.0% (cost $155,707)		155,654

Purchased Options—0.3%
Euro STOXX 50 Index, January 2016, Strike 3,375 EUR, CALL	5,750	1,163
FTSE 100 Index, January 2016, Strike 6,150 GBP, CALL	970	2,009
IBEX 35 Index, January 2016, Strike 10,200 EUR, CALL	13,851	153
KOSPI 200 Index, January 2016, Strike 245 KRW, CALL	359,924,000	271
JPY CALL/AUD PUT, January 2016, Strike 86.94	13,031,575,000	653
S&P 500 Index, January 2016, Strike $2,030, PUT	900	2,025
US 10 YR, January 2016, Strike $124.5, PUT	2,200	310
Total Purchased Options—0.3% (cost $15,935)		6,584
Total Investments in Securities—96.2% (cost $1,708,780)		1,666,468

Written Option
iShares iBoxx High Yield Core, January 2016, Strike $80, PUT	(4,746)	(261)
Total Written Option—0.0% (proceeds $652)		(261)
Cash and other assets, less liabilities—3.8%		65,680
Net assets—100.0%		$1,731,887

(a) Security, or portion of security, is segregated as collateral for OTC swap contracts and a written option aggregating a total value of $24,241.

(b) Security, or portion of security, is pledged as collateral for the credit default swap and to cover initial margin requirements on open futures contracts aggregating a total value of $66,884.

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2015

Macro Allocation Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940, as amended. The Fund had the following transactions during the year ended December 31, 2015 with companies deemed affiliated during the year or at December 31, 2015.

		Share Activity				Year Ended December 31, 2015
	Security Name	Balance 12/31/2014	Purchases	Sales	Balance 12/31/2015	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
ᴫ	Global X FTSE Greece 20 ETF	—	1,987,000	—	1,987,000	$15,817	$241	$—	$(3,564)
	Guggenheim China Small Cap ETF	957,000	117,000	1,074,000	—	—	—	(711)	(222)
	SPDR S&P Emerging Markets Small Cap ETF	438,000	198,000	356,000	280,000	10,559	412	(2,384)	(1,373)
						$26,376	$653	$(3,095)	$(5,159)

ᴫ = Affiliated company at December 31, 2015. The Fund’s total value in companies deemed to be affiliated at December 31, 2015 was $15,817.

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
3/16/16	Brazilian Real	Citibank N.A. London	235,639	$58,067	$(2,525)
3/16/16	Chinese Yuan Renminbi	Citibank N.A. London	552,102	83,427	(674)
3/16/16	Colombian Peso	Citibank N.A. London	156,564,391	48,891	1,291
3/16/16	Hong Kong Dollar	Citibank N.A. London	53,223	6,872	1
3/16/16	Hungarian Forint	Citibank N.A. London	15,638,284	53,823	(369)
3/16/16	Indonesian Rupiah	Citibank N.A. London	1,753,583,870	123,776	1,481
3/16/16	Indian Rupee	Citibank N.A. London	6,870,711	102,614	1,159
3/16/16	Mexican Peso	Citibank N.A. London	768,915	44,368	(436)
3/16/16	Malaysian Ringgit	Citibank N.A. London	310,347	71,791	(1,105)
3/16/16	New Zealand Dollar	Citibank N.A. London	16,821	11,451	(20)
3/16/16	Polish Zloty	Citibank N.A. London	183,134	46,616	536
3/16/16	Russian Ruble	Citibank N.A. London	2,751,733	36,899	(1,574)
3/16/16	New Turkish Lira	Citibank N.A. London	50,259	16,863	43
3/16/16	South African Rand	Citibank N.A. London	420,830	26,826	(385)
					$(2,577)
Sold
3/16/16	Australian Dollar	Citibank N.A. London	24,105	$17,498	$(3)
3/16/16	Swiss Franc	Citibank N.A. London	186,058	186,377	2,666
3/16/16	Czech Koruna	Citibank N.A. London	1,917,406	77,289	906
3/16/16	Euro	Citibank N.A. London	166,368	181,158	1,621
3/16/16	British Pound Sterling	Citibank N.A. London	39,956	58,911	1,555
3/16/16	Hong Kong Dollar	Citibank N.A. London	413,984	53,449	(15)
3/16/16	Indonesian Rupiah	Citibank N.A. London	87,228,167	6,157	(1)
3/16/16	Japanese Yen	Citibank N.A. London	3,494,863	29,133	(273)
3/16/16	New Zealand Dollar	Citibank N.A. London	221,168	150,557	(1,821)
3/16/16	Thai Baht	Citibank N.A. London	4,636,505	128,606	(362)
3/16/16	Taiwan Dollar	Citibank N.A. London	245,758	7,450	37
					$4,310

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	119

Macro Allocation Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local, in thousands)	Net Unrealized Appreciation (Depreciation)
Long
240	Amsterdam Index	January 2016	Euro	21,209	$503
660	IBEX 35 Index	January 2016	Euro	62,873	(504)
90	HANG SENG Index	January 2016	Hong Kong Dollar	98,595	35
2,020	MSCI Singapore ETS Index	January 2016	Singapore Dollar	65,367	710
325	MSCI Taiwan Index	January 2016	U.S. Dollar	9,893	9
164	KOSPI 200 Index	March 2016	South Korean Won	19,716,900	17
275	SPI 200 Index	March 2016	Australian Dollar	36,142	1,376
100	EURO STOXX 50 Index	March 2016	Euro	3,282	55
305	FTSE 100 Index	March 2016	British Pound Sterling	18,904	1,299
660	FTSE MIB Index	March 2016	Euro	70,759	1,348
280	5YR US Treasury Notes*	March 2016	U.S. Dollar	33,130	(62)
					$4,786
Short
190	CAC 40 Index	January 2016	Euro	8,813	$(176)
335	H-Shares Index	January 2016	Hong Kong Dollar	162,559	183
30	EURO-BTP	March 2016	Euro	4,138	53
275	Euro-OAT*	March 2016	Euro	41,264	659
90	German Euro Bund*	March 2016	Euro	14,213	225
360	NIKKEI 225 Index	March 2016	Japanese Yen	3,396,600	1,028
220	10YR JGB Mini	March 2016	Japanese Yen	3,279,320	(90)
2,385	FTSE 40 Index	March 2016	South African Rand	1,103,587	(2,891)
155	S&P TSX 60 Index	March 2016	Canadian Dollar	23,588	(139)
155	DAX Index	March 2016	Euro	41,741	(1,714)
660	Russell 2000 Mini Index	March 2016	U.S. Dollar	74,679	704
4,400	S&P 500 E Mini Index	March 2016	U.S. Dollar	447,788	1,256
700	10YR Can Bond	March 2016	Canadian Dollar	98,693	(1,540)
455	10YR US Treasury Notes*	March 2016	U.S. Dollar	57,287	198
130	Long Gilt	March 2016	British Pound Sterling	15,180	86
					$(2,158)

* Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.250%	June 2025	Credit Suisse International	55,010 CHF	$(850)
6 Month Swiss Franc LIBOR Rate	Receive	1.250%	June 2025	Goldman Sachs International	4,200 CHF	54
						$(796)

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2015

Macro Allocation Fund

Portfolio of Investments, December 31, 2015 (all dollar amounts in thousands)

Total Return Swaps

Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
Consumer Discretionary Select Sector Total Return Index	Receive	3 Month LIBOR minus 40 bp	Feb 2016	Goldman Sachs International	$48,080	$1,596
Dow Jones US Health Care Total Return Index	Receive	3 Month LIBOR minus 28 bp	Feb 2016	Goldman Sachs International	28,663	(268)
Dow Jones US Telecommunications Total Return Index	Receive	3 Month LIBOR minus 44 bp	Feb 2016	Goldman Sachs International	37,841	(638)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 30 bp–40 bp	Feb 2016 to May 2016	Credit Suisse International	16,854	(1,292)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 125 bp	Aug 2016 to Nov 2016	Goldman Sachs International	20,123	(310)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 20 bp	Dec 2016	Citibank N.A.	7,042	60
MSCI Emerging Markets Small Cap (Net)	Pay	1 Month LIBOR plus 110 bp–115 bp	Aug 2016 to Sep 2016	Goldman Sachs International	4,161	(475)
MSCI Emerging Markets Small Cap (Net)	Pay	1 Month LIBOR plus 94 bp	Nov 2016	Credit Suisse International	18,095	(667)
MSCI Vietnam Daily Total Return Index	Pay	3 Month LIBOR plus 100 bp	Feb 2016	Goldman Sachs International	19,523	(75)
Vietnam Equity Basket	Pay	3 Month LIBOR plus 100 bp	Feb 2016	Goldman Sachs International	19,647	(1,077)
						$(3,146)

Centrally Cleared Credit Default Swap
Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
iTRAXX Europe Crossover S24	Sell	5.000%	December 2020	ICE	15,895 EUR	$158

		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(3,784)

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	121

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$672,231	$56,205	$2,776	$185,222
Investments in securities, at value	$843,057	$69,024	$3,150	$198,365
Receivable for securities sold	3,796	—	64	5,956
Receivable for fund shares sold	1,214	665	—	208
Receivable from Adviser	—	7	10	21
Dividend and interest receivable	423	31	4	22
Total assets	848,490	69,727	3,228	204,572
Liabilities
Payable for investment securities purchased	—	—	—	134
Payable for fund shares redeemed	1,148	154	9	837
Payable to custodian	—	—	8	3,591
Management fee payable	543	41	2	171
Distribution fee payable	35	2	—	6
Other payables and accrued expenses	266	49	33	111
Total liabilities	1,992	246	52	4,850
Net assets	$846,498	$69,481	$3,176	$199,722
Capital
Composition of net assets
Par value of shares of beneficial interest	$64	$7	$—	$17
Capital paid in excess of par value	663,768	57,077	2,801	180,893
Accumulated net investment income (loss)	—	—	1	—
Accumulated net realized gain (loss)	11,840	(422)	—	5,669
Net unrealized appreciation (depreciation) of investments and foreign currencies	170,826	12,819	374	13,143
Net assets	$846,498	$69,481	$3,176	$199,722
Class N shares
Net assets	$149,754	$10,443	$1,151	$25,105
Shares outstanding	11,962,708	1,029,001	103,101	2,225,464
Net asset value per share	$12.52	$10.15	$11.17	$11.28
Class I shares
Net assets	$696,744	$59,038	$2,025	$174,617
Shares outstanding	51,627,413	5,579,164	181,503	14,845,906
Net asset value per share	$13.50	$10.58	$11.15	$11.76

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2015

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Growth Fund
Investment income
Dividends	$8,307	$551	$75	$1,943
Less foreign tax withheld	(30)	—	—	—
Total income	8,277	551	75	1,943
Expenses
Investment advisory fees	6,651	455	29	2,788
Distribution fees	561	24	3	86
Custodian fees	35	28	31	47
Transfer agent fees	116	11	3	25
Sub-transfer agent fees
Class N	321	14	1	52
Class I	620	40	1	287
Professional fees	75	32	30	43
Registration fees	39	33	36	17
Shareholder reporting fees	23	4	2	47
Trustee fees	46	3	—	18
Other expenses	40	7	5	19
Total expenses before expense limitation	8,527	651	141	3,429
Expenses waived or reimbursed by the Adviser	—	(96)	(104)	(211)
Net expenses	8,527	555	37	3,218
Net investment income (loss)	(250)	(4)	38	(1,275)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	57,036	4,789	323	36,493
Total net realized gain (loss)	57,036	4,789	323	36,493
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(9,544)	(463)	(584)	(30,371)
Change in net unrealized appreciation (depreciation)	(9,544)	(463)	(584)	(30,371)
Net increase (decrease) in net assets resulting from operations	$47,242	$4,322	$(223)	$4,847

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	123

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$(250)	$(2,652)	$(4)	$(10)	$38	$41	$(1,275)	$(2,292)
Net realized gain (loss) on investments, and other assets and liabilities	57,036	160,635	4,789	5,646	323	422	36,493	54,804
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(9,544)	(98,071)	(463)	1,780	(584)	(57)	(30,371)	(23,846)
Net increase (decrease) in net assets resulting from operations	47,242	59,912	4,322	7,416	(223)	406	4,847	28,666
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	(9)	(11)	—	—
Class I	—	—	—	—	(25)	(32)	—	—
Net realized gain
Class N	(18,526)	(38,561)	(971)	(766)	(124)	(127)	(5,530)	(4,943)
Class I	(80,435)	(92,382)	(5,265)	(4,395)	(230)	(281)	(35,853)	(43,297)
Total distributions	(98,961)	(130,943)	(6,236)	(5,161)	(388)	(451)	(41,383)	(48,240)
Capital stock transactions
Net proceeds from sale of shares	122,787	168,221	17,152	12,804	188	329	33,162	47,300
Shares issued in reinvestment of income dividends and capital gain distributions	95,837	122,205	5,376	4,464	358	424	39,576	46,677
Less cost of shares redeemed	(281,210)	(173,143)	(10,742)	(7,105)	(1,380)	(1,194)	(176,266)	(162,245)
Net increase (decrease) in net assets resulting from capital share transactions	(62,586)	117,283	11,786	10,163	(834)	(441)	(103,528)	(68,268)
Increase (decrease) in net assets	(114,305)	46,252	9,872	12,418	(1,445)	(486)	(140,064)	(87,842)
Net assets
Beginning of period	960,803	914,551	59,609	47,191	4,621	5,107	339,786	427,628
End of period	$846,498	$960,803	$69,481	$59,609	$3,176	$4,621	$199,722	$339,786
Accumulated net investment income (loss) at the end of the period	$—	$—	$—	$—	$1	$—	$—	$—

See accompanying Notes to Financial Statements.

124	Annual Report	December 31, 2015

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$2,261	$1,045,396	$3,671	$324,746
Investments in affiliated companies, at cost	—	—	—	4,878
Investments in securities, at value	$2,669	$1,193,063	$4,013	$367,540
Investments in affiliated companies, at value	—	—	—	4,995
Receivable for securities sold	144	11,231	65	1,496
Receivable for fund shares sold	1	16,291	38	914
Receivable from Adviser	4	122	16	11
Dividend and interest receivable	5	429	9	102
Total assets	2,823	1,221,136	4,141	375,058
Liabilities
Payable for securities purchased	28	25,079	—	763
Payable for fund shares redeemed	9	5,485	—	478
Payable to custodian	84	—	25	—
Management fee payable	2	993	4	355
Distribution fee payable	—	35	—	24
Other payables and accrued expenses	32	405	37	225
Total liabilities	155	31,997	66	1,845
Net assets	$2,668	$1,189,139	$4,075	$373,213
Capital
Composition of net assets
Par value of shares of beneficial interest	$—	$61	$1	$16
Capital paid in excess of par value	2,174	1,035,664	3,715	332,575
Accumulated net investment income (loss)	5	—	4	—
Accumulated net realized gain (loss)	81	5,747	13	(2,289)
Net unrealized appreciation (depreciation) of investments and foreign currencies	408	147,667	342	42,911
Net assets	$2,668	$1,189,139	$4,075	$373,213
Class N shares
Net assets	$694	$169,595	$855	$111,944
Shares outstanding	69,924	9,150,488	68,149	4,981,302
Net asset value per share	$9.92	$18.53	$12.54	$22.47
Class I shares
Net assets	$1,974	$1,019,544	$3,220	$261,269
Shares outstanding	198,648	52,949,184	256,658	10,808,035
Net asset value per share	$9.94	$19.25	$12.54	$24.17

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	125

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Investment income
Dividends	$58	$8,544	$71	$2,967
Less foreign tax withheld	—	(44)	—		(18)
Total income	58	8,500	71	2,949
Expenses
Investment advisory fees	32	10,379	43	5,064
Distribution fees	1	323	2	340
Custodian fees	32	40	38	46
Transfer agent fees	1	61	1	71
Sub-transfer agent fees
Class N	1	172	—	196
Class I	—	942	2	331
Professional fees	26	79	34	59
Registration fees	31	71	37	48
Shareholder reporting fees	—	103	—	165
Trustee fees	—	42	—	26
Other expenses	3	34	5	26
Total expenses before expense limitation	127	12,246	162	6,372
Expenses waived or reimbursed by the Adviser	(91)	(507)	(112)		(277)
Net expenses	36	11,739	50	6,095
Net investment income (loss)	22	(3,239)	21		(3,146)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	661	61,943	129	27,594	(1)
Total net realized gain (loss)	661	61,943	129	27,594
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(671)	(21,167)	(280)	(39,914	)(2)
Change in net unrealized appreciation (depreciation)	(671)	(21,167)	(280)		(39,914)
Net increase (decrease) in net assets resulting from operations	$12	$37,537	$(130)		$(15,466)

(1) Includes $(330) from companies deemed affiliated during the year or at December 31, 2015.

(2) Includes $(1,163) from companies deemed affiliated during the year or at December 31, 2015.

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2015

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	Mid Cap Value Fund		Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$22	$21	$(3,239)	$(2,965)	$21	$9	$(3,146)	$(4,620)
Net realized gain (loss) on investments, and other assets and liabilities	661	468	61,943	67,816	129	361	27,594	73,574
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(671)	(89)	(21,167)	(675)	(280)	(182)	(39,914)	(56,321)
Net increase (decrease) in net assets resulting from operations	12	400	37,537	64,176	(130)	188	(15,466)	12,633
Distributions to shareholders from
Net investment income
Class N	(2)	(1)	—	—	(1)	—	—	—
Class I	(10)	(21)	—	—	(10)	(12)	—	—
Net realized gain
Class N	(149)	(24)	(8,564)	(6,031)	(44)	(76)	(9,437)	(25,936)
Class I	(438)	(471)	(50,588)	(62,751)	(162)	(266)	(20,150)	(59,140)
Total distributions	(599)	(517)	(59,152)	(68,782)	(217)	(354)	(29,587)	(85,076)
Capital stock transactions
Net proceeds from sale of shares	661	49	428,159	295,395	435	2,169	94,104	100,914
Shares issued in reinvestment of income dividends and capital gain distributions	573	412	57,336	66,503	136	214	28,974	82,817
Less cost of shares redeemed	(1,747)	(1,033)	(151,577)	(171,037)	(502)	(1,142)	(217,254)	(226,205)
Net increase (decrease) in net assets resulting from capital share transactions	(513)	(572)	333,918	190,861	69	1,241	(94,176)	(42,474)
Increase (decrease) in net assets	(1,100)	(689)	312,303	186,255	(278)	1,075	(139,229)	(114,917)
Net assets
Beginning of period	3,768	4,457	876,836	690,581	4,353	3,278	512,442	627,359
End of period	$2,668	$3,768	$1,189,139	$876,836	$4,075	$4,353	$373,213	$512,442
Accumulated net investment income (loss) at the end of the period	$5	$—	$—	$—	$4	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	127

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund (In Liquidation)	International Leaders Fund
Assets
Investments in securities, at cost	$545,910	$169,702	$16,476	$104,884
Investments in securities, at value	$610,326	$187,377	$18,466	$115,360
Cash	—	7	—	7
Foreign currency, at value (cost $— ; $241; $5; $24)	—	223	5	24
Receivable for securities sold	637	1,256	28	310
Receivable for fund shares sold	1,786	151	1	401
Receivable from Adviser	1	23	18	17
Dividend and interest receivable	1,413	172	27	133
Total assets	614,163	189,209	18,545	116,252
Liabilities
Payable for investment securities purchased	926	—	—	—
Payable for fund shares redeemed	142	6	8	—
Management fee payable	584	161	17	92
Shareholder administration fee payable	—	7	3	2
Distribution fee payable	7	1	—	—
Foreign capital gains tax liability	—	—	—	2
Other payables and accrued expenses	143	66	73	78
Total liabilities	1,802	241	101	174
Net assets	$612,361	$188,968	$18,444	$116,078
Capital
Composition of net assets
Par value of shares of beneficial interest	$36	$16	$1	$9
Capital paid in excess of par value	543,724	171,169	13,384	105,681
Accumulated net investment income (loss)	236	(40)	(165)	92
Accumulated net realized gain (loss)	3,949	174	3,235	(167)
Net unrealized appreciation (depreciation) of investments and foreign currencies	64,416	17,649	1,989	10,463
Net assets	$612,361	$188,968	$18,444	$116,078
Class N shares
Net assets	$33,351	$5,588	$761	$377
Shares outstanding	1,999,248	482,636	59,000	29,235
Net asset value per share	$16.68	$11.58	$12.89	$12.89
Class I shares
Net assets	$579,010	$45,853	$17,683	$13,474
Shares outstanding	33,906,978	3,956,642	1,365,766	1,043,729
Net asset value per share	$17.08	$11.59	$12.95	$12.91
Institutional Class shares
Net assets	—	$137,527	—	$102,227
Shares outstanding	—	11,866,752	—	7,924,018
Net asset value per share	—	$11.59	—	$12.90

See accompanying Notes to Financial Statements.

128	Annual Report	December 31, 2015

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund (In Liquidation)	International Leaders Fund
Investment income
Dividends	$9,758	$3,021	$832	$2,018
Less foreign tax withheld	—	(207)	(52)	(166)
Total income	9,758	2,814	780	1,852
Expenses
Investment advisory fees	6,423	1,853	501	945
Distribution fees	92	14	2	1
Shareholder administration fees	—	87	75	19
Custodian fees	36	58	65	57
Transfer agent fees	38	12	19	2
Sub-transfer agent fees
Class N	51	6	2	—
Class I	522	33	3	20
Professional fees	55	61	68	74
Registration fees	36	47	56	51
Shareholder reporting fees	54	1	2	—
Trustee fees	29	8	2	4
Other expenses	28	15	7	12
Total expenses before expense limitation	7,364	2,195	802	1,185
Expenses waived or reimbursed by the Adviser	(13)	(229)	(168)	(190)
Net expenses	7,351	1,966	634	995
Net investment income (loss)	2,407	848	146	857
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	6,099	7,215	4,297	(115)
Foreign currency transactions	—	(89)	(63)	(34)
Total net realized gain (loss)	6,099	7,126	4,234	(149)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(41,101)	(3,409)	(113)	4,617
Foreign currency translations	—	(6)	37	67
Change in net unrealized appreciation (depreciation)	(41,101)	(3,415)	(76)	4,684
Net increase (decrease) in net assets resulting from operations	$(32,595)	$4,559	$4,304	$5,392

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	129

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	Small Cap Value Fund		Global Leaders Fund		Global Small Cap Growth Fund (In Liquidation)		International Leaders Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$2,407	$519	$848	$695	$146	$(57)	$857	$1,122
Net realized gain (loss) on investments, and other assets and liabilities	6,099	24,178	7,126	7,314	4,234	1,914	(149)	1,690
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(41,101)	4,446	(3,415)	(1,694)	(76)	(415)	4,684	(4,687)
Net increase (decrease) in net assets resulting from operations	(32,595)	29,143	4,559	6,315	4,304	1,442	5,392	(1,875)
Distributions to shareholders from
Net investment income
Class N	—	—	(3)	—	(11)	—	(1)	(1)
Class I	(1,363)	(610)	(152)	(75)	(327)	—	(22)	(72)
Institutional Class	—	—	(552)	(301)	—	—	(323)	(746)
Net realized gain
Class N	(107)	(1,435)	(252)	(8)	(16)	(25)	(2)	—
Class I	(1,836)	(18,791)	(2,063)	(85)	(441)	(1,623)	(73)	—
Institutional Class	—	—	(6,144)	(165)	—	—	(578)	—
Total distributions	(3,306)	(20,836)	(9,166)	(634)	(795)	(1,648)	(999)	(819)
Capital stock transactions
Net proceeds from sale of shares	174,197	291,841	41,785	53,874	13,920	26,372	24,052	26,388
Shares issued in reinvestment of income dividends and capital gain distributions	3,045	19,104	8,986	567	642	576	773	243
Less cost of shares redeemed	(114,166)	(142,362)	(20,858)	(43,543)	(42,755)	(1,039)	(1,102)	(4,749)
Net increase (decrease) in net assets resulting from capital share transactions	63,076	168,583	29,913	10,898	(28,193)	25,909	23,723	21,882
Increase (decrease) in net assets	27,175	176,890	25,306	16,579	(24,684)	25,703	28,116	19,188
Net assets
Beginning of period	585,186	408,296	163,662	147,083	43,128	17,425	87,962	68,774
End of period	$612,361	$585,186	$188,968	$163,662	$18,444	$43,128	$116,078	$87,962
Accumulated net investment income (loss) at the end of the period	$236	$—	$(40)	$6	$(165)	$(45)	$92	$(385)

See accompanying Notes to Financial Statements.

130	Annual Report	December 31, 2015

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$58,383	$15,234	$3,357,382	$2,140,036
Investment in affiliated fund, at cost	—	—	2,236	1,390
Investments in securities, at value	$63,567	$16,049	$3,665,835	$2,329,471
Investment in affiliated fund, at value	—	—	3,928	2,441
Cash	5	1	100	63
Foreign currency, at value (cost $44; $14; $415; $518)	43	14	415	518
Receivable for securities sold	—	—	4,008	2,535
Receivable for fund shares sold	930	—	16,060	4,615
Receivable from Adviser	14	11	—	—
Dividend and interest receivable	129	35	8,468	3,893
Total assets	64,688	16,110	3,698,814	2,343,536
Liabilities
Payable for investment securities purchased	638	7	5,359	3,465
Payable for fund shares redeemed	16	—	9,912	2,277
Management fee payable	53	12	3,152	1,866
Distribution fee payable	1	—	225	—
Other payables and accrued expenses	74	61	1,422	296
Total liabilities	782	80	20,070	7,904
Net assets	$63,906	$16,030	$3,678,744	$2,335,632
Capital
Composition of net assets
Par value of shares of beneficial interest	$5	$1	$145	$155
Capital paid in excess of par value	133,087	105,357	3,748,765	2,182,306
Accumulated net investment income (loss)	586	(62)	21,204	7,048
Accumulated net realized gain (loss)	(74,949)	(90,078)	(401,395)	(44,198)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,177	812	310,025	190,321
Net assets	$63,906	$16,030	$3,678,744	$2,335,632
Class N shares
Net assets	$3,020	—	$1,023,588	—
Shares outstanding	218,067	—	41,050,215	—
Net asset value per share	$13.85	—	$24.94	—
Class I shares
Net assets	$60,886	—	$2,655,156	—
Shares outstanding	4,356,284	—	104,073,211	—
Net asset value per share	$13.98	—	$25.51	—
Institutional Class shares
Net assets	—	$16,030	—	$2,335,632
Shares outstanding	—	1,322,089	—	154,926,068
Net asset value per share	—	$12.12	—	$15.08

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	131

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund		Institutional International Growth Fund
Investment income
Dividends	$1,774	$384	$90,394		$57,147
Less foreign tax withheld	(142)	(32)		(8,301)		(5,242)
Total income	1,632	352	82,093		51,905
Expenses
Investment advisory fees	700	142	38,286		22,490
Distribution fees	9	—	2,590		—
Custodian fees	53	51	373		270
Transfer agent fees	4	—	231		49
Sub-transfer agent fees
Class N	4	—	1,318		—
Class I	75	—	2,516		—
Professional fees	58	57	312		221
Registration fees	31	22	104		35
Shareholder reporting fees	1	—	321		20
Trustee fees	4	1	196		120
Other expenses	8	5	163		94
Total expenses before expense limitation	947	278	46,410		23,299
Expenses waived or reimbursed by the Adviser	(190)	(120)	—		—
Net expenses	757	158	46,410		23,299
Net investment income (loss)	875	194	35,683		28,606
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	1,926	423	(20,024	)(1)	(28,210	)(1)
Foreign currency transactions	(32)	(6)		(3,507)		(2,229)
Total net realized gain (loss)	1,894	417		(23,531)		(30,439)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(1,353)	(428)	(17,154	)(2)	5,125	(2)
Foreign currency translations	4	2	2,692		1,805
Change in net unrealized appreciation (depreciation)	(1,349)	(426)		(14,462)	6,930
Net increase (decrease) in net assets resulting from operations	$1,420	$185		$(2,310)	$5,097

(1) Includes $18,124 and $9,106 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

(2) Includes $(9,385) and $(4,902) related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

132	Annual Report	December 31, 2015

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	International Equity Fund		Institutional International Equity Fund		International Growth Fund		Institutional International Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$875	$1,045	$194	$370	$35,683	$52,083	$28,606	$35,796
Net realized gain (loss) on investments, and other assets and liabilities	1,894	6,632	417	18,138	(23,531)	416,906	(30,439)	199,722
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(1,349)	(9,783)	(426)	(19,690)	(14,462)	(579,470)	6,930	(304,800)
Net increase (decrease) in net assets resulting from operations	1,420	(2,106)	185	(1,182)	(2,310)	(110,481)	5,097	(69,282)
Distributions to shareholders from
Net investment income
Class N	(26)	(21)	—	—	(9,482)	(8,591)	—	—
Class I	(750)	(576)	—	—	(30,923)	(33,318)	—	—
Institutional Class	—	—	(156)	(293)	—	—	(13,779)	(44,638)
Net realized gain
Class N	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	(15,858)	(189,453)
Total distributions	(776)	(597)	(156)	(293)	(40,405)	(41,909)	(29,637)	(234,091)
Capital stock transactions
Net proceeds from sale of shares	5,655	1,780	2,425	—	837,025	722,959	297,180	338,472
Shares issued in reinvestment of income dividends and capital gain distributions	706	543	156	293	36,885	37,862	28,849	227,055
Less cost of shares redeemed	(11,608)	(10,689)	(1,154)	(85,049)	(835,938)	(1,220,568)	(305,026)	(363,134)
Net increase (decrease) in net assets resulting from capital share transactions	(5,247)	(8,366)	1,427	(84,756)	37,972	(459,747)	21,003	202,393
Increase (decrease) in net assets	(4,603)	(11,069)	1,456	(86,231)	(4,743)	(612,137)	(3,537)	(100,980)
Net assets
Beginning of period	68,509	79,578	14,574	100,805	3,683,487	4,295,624	2,339,169	2,440,149
End of period	$63,906	$68,509	$16,030	$14,574	$3,678,744	$3,683,487	$2,335,632	$2,339,169
Accumulated net investment income (loss) at the end of the period	$586	$491	$(62)	$(99)	$21,204	$22,829	$7,048	$(9,291)

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	133

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$508,348	$133,592	$907,408	$286,752
Investment in affiliated fund, at cost	—	—	2,743	—
Investments in securities, at value	$572,610	$127,495	$874,210	$293,474
Investment in affiliated fund, at value	—	—	4,819	—
Foreign currency, at value (cost $2,243; $469; $2,252; $3,349)	2,231	469	2,250	3,351
Receivable for securities sold	411	135	1,611	2,318
Receivable for fund shares sold	856	1,052	1,542	2,683
Receivable from Adviser	46	15	18	49
Dividend and interest receivable	693	73	469	114
Total assets	576,847	129,239	884,919	301,989
Liabilities
Payable for investment securities purchased	1,108	494	3,115	3,701
Payable for fund shares redeemed	366	841	1,567	722
Management fee payable	495	120	832	272
Shareholder administration fee payable	46	5	18	21
Distribution fee payable	2	—	2	2
Foreign capital gains tax liability	27	—	—	181
Other payables and accrued expenses	203	101	274	249
Total liabilities	2,247	1,561	5,808	5,148
Net assets	$574,600	$127,678	$879,111	$296,841
Capital
Composition of net assets
Par value of shares of beneficial interest	$42	$16	$80	$20
Capital paid in excess of par value	520,015	145,440	972,672	297,351
Accumulated net investment income (loss)	(7,282)	59	3,196	(2,799)
Accumulated net realized gain (loss)	(2,356)	(11,738)	(65,711)	(4,272)
Net unrealized appreciation (depreciation) of investments and foreign currencies	64,181	(6,099)	(31,126)	6,541
Net assets	$574,600	$127,678	$879,111	$296,841
Class N shares
Net assets	$11,350	$1,599	$9,367	$11,306
Shares outstanding	840,740	206,866	863,075	761,760
Net asset value per share	$13.50	$7.73	$10.85	$14.84
Class I shares
Net assets	$342,232	$32,862	$130,491	$162,375
Shares outstanding	25,075,034	4,243,472	11,900,993	10,903,164
Net asset value per share	$13.65	$7.74	$10.96	$14.90
Institutional Class shares
Net assets	$221,018	$93,217	$739,253	$123,160
Shares outstanding	16,110,360	12,044,909	66,917,585	8,257,384
Net asset value per share	$13.72	$7.74	$11.05	$14.92

See accompanying Notes to Financial Statements.

134	Annual Report	December 31, 2015

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$12,247	$2,260	$19,215		$5,286
Less foreign tax withheld	(1,034)	(220)	(2,057)		(533)
Total income	11,213	2,040	17,158		4,753
Expenses
Investment advisory fees	6,139	1,273	10,543		3,267
Distribution fees	30	5	31		30
Shareholder administration fees	569	54	268		250
Custodian fees	153	113	380		303
Transfer agent fees	28	12	47		43
Sub-transfer agent fees
Class N	17	3	9		28
Class I	299	12	122		92
Professional fees	102	91	130		162
Registration fees	57	43	54		59
Shareholder reporting fees	67	16	—		17
Trustee fees	38	5	48		12
Other expenses	43	11	41		18
Total expenses before expense limitation	7,542	1,638	11,673		4,281
Expenses waived or reimbursed by the Adviser	(569)	(173)	(268)		(430)
Net expenses	6,973	1,465	11,405		3,851
Net investment income (loss)	4,240	575	5,753		902
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	19,344	(10,400)	(52,040	)(1)	4,964
Foreign currency transactions	(685)	(180)	(1,658)		(1,161)
Total net realized gain (loss)	18,659	(10,580)	(53,698)		3,803
Change in net unrealized appreciation (depreciation) of:
Investments in securities	35,682	(9,186)	(94,295	)(2)	(26,559)
Foreign currency translations	575	163	2,334		2,272
Change in net unrealized appreciation (depreciation)	36,257	(9,023)	(91,961)		(24,287)
Net increase (decrease) in net assets resulting from operations	$59,156	$(19,028)	$(139,906)		$(19,582)

(1) Includes $18,280 related to an affiliated fund (William Blair China A-Share Fund, LLC).

(2) Includes $(9,807) related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	135

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$4,240	$5,384	$575	$633	$5,753	$9,183	$902	$562
Net realized gain (loss) on investments, and other assets and liabilities	18,659	68,350	(10,580)	2,776	(53,698)	57,548	3,803	19,077
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	36,257	(142,863)	(9,023)	(3,517)	(91,961)	(37,456)	(24,287)	7,112
Net increase (decrease) in net assets resulting from operations	59,156	(69,129)	(19,028)	(108)	(139,906)	29,275	(19,582)	26,751
Distributions to shareholders from
Net investment income
Class N	(195)	(164)	—	—	—	(72)	—	(16)
Class I	(7,300)	(6,193)	(105)	(69)	—	(1,383)	—	(584)
Institutional Class	(4,603)	(4,459)	(331)	(303)	—	(8,124)	(1)	(767)
Net realized gain
Class N	(29)	(1,818)	(2)	(33)	(107)	(690)	(474)	(433)
Class I	(919)	(53,418)	(44)	(718)	(1,427)	(8,947)	(6,262)	(4,971)
Institutional Class	(557)	(32,680)	(126)	(1,894)	(8,324)	(41,802)	(4,988)	(5,350)
Total distributions	(13,603)	(98,732)	(608)	(3,017)	(9,858)	(61,018)	(11,725)	(12,121)
Capital stock transactions
Net proceeds from sale of shares	78,346	158,782	81,180	57,003	315,208	196,777	123,362	96,155
Shares issued in reinvestment of income dividends and capital gain distributions	11,877	83,789	549	2,742	8,609	52,055	9,559	9,684
Less cost of shares redeemed	(184,116)	(387,962)	(40,597)	(23,496)	(280,776)	(231,277)	(58,676)	(25,665)
Net increase (decrease) in net assets resulting from capital share transactions	(93,893)	(145,391)	41,132	36,249	43,041	17,555	74,245	80,174
Increase (decrease) in net assets	(48,340)	(313,252)	21,496	33,124	(106,723)	(14,188)	42,938	94,804
Net assets
Beginning of period	622,940	936,192	106,182	73,058	985,834	1,000,022	253,903	159,099
End of period	$574,600	$622,940	$127,678	$106,182	$879,111	$985,834	$296,841	$253,903
Accumulated net investment income (loss) at the end of the period	$(7,282)	$(5,614)	$59	$(230)	$3,196	$(3,688)	$(2,799)	$(1,853)

See accompanying Notes to Financial Statements.

136	Annual Report	December 31, 2015

Statements of Assets and Liabilities

As of December 31, 2015 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$463,264	$90,511	$129,009	$1,307,062
Investments in affiliated companies, at cost	—	—	—	19,381
Repurchase agreement, at cost	15,197	5,007	1,422	382,337
Investments in securities, at value	$460,944	$90,246	$128,413	$1,268,314
Investments in affiliated companies, at value	—	—	—	15,817
Repurchase agreement, at value	15,197	5,007	1,422	382,337
Cash	—	—	—	67,867
Receivable for securities sold	—	—	10,092	—
Receivable for fund shares sold	2,909	612	2,019	11,841
Receivable for variation margin on futures	—	—	—	5,560
Receivable for variation margin on centrally cleared swaps	—	—	—	3
Receivable from Adviser	57	—	18	170
Dividend and interest receivable	3,389	469	305	2,965
Unrealized appreciation on swap contracts	—	—	—	60
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,733
Total assets	482,496	96,334	142,269	1,756,667
Liabilities
Securities sold, not yet purchased (proceeds $— ; $— ; $10,092 ; $—)	—	—	10,080	—
Option written, at value (proceeds $— ; $— ; $— ; $652)	—	—	—	261
Payable for fund shares redeemed	1,282	563	328	12,696
Swap premium received	—	—	—	5,866
Unrealized depreciation on swap contracts	—	—	—	4,002
Management fee payable	120	27	34	1,190
Shareholder administration fee payable	47	—	14	170
Distribution fee payable	18	4	—	36
Distributions payable to shareholders	107	3	43	—
Other payables and accrued expenses	128	73	58	559
Total liabilities	1,702	670	10,557	24,780
Net assets	$480,794	$95,664	$131,712	$1,731,887
Capital
Composition of net assets
Par value of shares of beneficial interest	$47	$11	$14	$152
Capital paid in excess of par value	485,327	116,985	149,595	1,901,743
Accumulated net investment income (loss)	24	10	22	(10,874)
Accumulated net realized gain (loss)	(2,247)	(21,077)	(17,335)	(117,647)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(2,357)	(265)	(584)	(41,487)
Net assets	$480,794	$95,664	$131,712	$1,731,887
Class N shares
Net assets	$139,303	$32,942	$2,712	$150,606
Shares outstanding	13,468,692	3,703,406	295,956	13,308,491
Net asset value per share	$10.34	$8.90	$9.16	$11.32
Class I shares
Net assets	$237,587	$62,722	$107,137	$1,155,051
Shares outstanding	23,207,736	7,102,341	11,692,059	101,500,055
Net asset value per share	$10.24	$8.83	$9.16	$11.38
Institutional Class shares
Net assets	$103,904	—	$21,863	$426,230
Shares outstanding	10,157,364	—	2,385,995	37,407,939
Net asset value per share	$10.23	—	$9.16	$11.39

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	137

Statements of Operations

For the Year Ended December 31, 2015 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$24,954	(1)
Interest	10,905	2,506	2,079	301
Total income	10,905	2,506	2,079	25,255
Expenses
Investment advisory fees	982	371	479	11,699
Distribution fees	79	53	6	520
Shareholder administration fees	352	—	172	1,785
Custodian fees	69	45	68	147
Transfer agent fees	43	17	17	353
Sub-transfer agent fees
Class N	57	51	2	268
Class I	104	22	25	979
Professional fees	55	33	44	273
Registration fees	59	35	45	134
Shareholder reporting fees	8	4	—	149
Trustee fees	14	5	8	53
Other expenses	17	8	12	312
Total expenses before expense limitation	1,839	644	878	16,672
Expenses waived or reimbursed by the Adviser	(453)	—	(208)	(1,785)
Net expenses	1,386	644	670	14,887
Net investment income (loss)	9,519	1,862	1,409	10,368
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	618	(28)	(531)	(30,907	)(2)
Options	(121)	(60)	(121)	(10,114)
Futures contracts	—	—	—	(8,670)
Swaps	17	—	—	(47,497)
Forward foreign currency contracts	—	—	—	(8,735)
Foreign currency transactions	—	—	—	(1,809)
Total net realized gain (loss)	514	(88)	(652)	(107,732)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(11,369)	(1,293)	(316)	(44,065	)(3)
Options	49	25	49	(7,713)
Futures contracts	—	—	—	4,953
Swaps	(20)	—	—	11,813
Forward foreign currency contracts	—	—	—	(5,467)
Foreign currency translations	—	—	—	(139)
Change in net unrealized appreciation (depreciation)	(11,340)	(1,268)	(267)	(40,618)
Net increase (decrease) in net assets resulting from operations	$(1,307)	$506	$490	$(137,982)

(1) Includes $653 from companies deemed affiliated during the year or at December 31, 2015.

(2) Includes $(3,095) from companies deemed affiliated during the year or at December 31, 2015.

(3) Includes $(5,159) from companies deemed affiliated during the year or at December 31, 2015.

See accompanying Notes to Financial Statements.

138	Annual Report	December 31, 2015

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2015	2014	2015	2014	2015	2014	2015	2014(a)	2014(b)
Operations
Net investment income (loss)	$9,519	$8,066	$1,862	$2,155	$1,409	$2,236	$10,368	$3,622	$1,769
Net realized gain (loss) on investments, and other assets and liabilities	514	1,868	(88)	864	(652)	(639)	(107,732)	16,476	9,286
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(11,340)	3,438	(1,268)	157	(267)	471	(40,618)	(38,838)	28,167
Net increase (decrease) in net assets resulting from operations	(1,307)	13,372	506	3,176	490	2,068	(137,982)	(18,740)	39,222
Distributions to shareholders from
Net investment income
Class N	(1,822)	(463)	(1,007)	(1,089)	(95)	(138)	(915)	(7,774)	(868)
Class I	(6,812)	(5,570)	(1,971)	(1,984)	(2,839)	(3,119)	(10,747)	(32,682)	(1,927)
Institutional Class	(3,598)	(3,958)	—	—	(1,185)	(1,371)	(4,368)	(8,256)	(41)
Net realized gain
Class N	—	—	—	—	—	—	—	—	(2,106)
Class I	—	(3)	—	—	—	—	—	—	(4,366)
Institutional Class	—	(2)	—	—	—	—	—	—	(89)
Total distributions	(12,232)	(9,996)	(2,978)	(3,073)	(4,119)	(4,628)	(16,030)	(48,712)	(9,397)
Capital stock transactions
Net proceeds from sale of shares	300,131	59,547	24,005	19,953	47,534	82,798	1,559,297	140,703	760,807
Shares issued in reinvestment of income dividends and capital gain distributions	9,535	7,797	2,686	2,700	3,096	3,419	14,020	33,755	6,241
Less cost of shares redeemed	(78,860)	(52,048)	(27,409)	(29,716)	(92,786)	(80,386)	(646,104)	(67,083)	(205,482)
Net increase (decrease) in net assets resulting from capital share transactions	230,806	15,296	(718)	(7,063)	(42,156)	5,831	927,213	107,375	561,566
Increase (decrease) in net assets	217,267	18,672	(3,190)	(6,960)	(45,785)	3,271	773,201	39,923	591,391
Net assets
Beginning of period	263,527	244,855	98,854	105,814	177,497	174,226	958,686	918,763	327,372
End of period	$480,794	$263,527	$95,664	$98,854	$131,712	$177,497	$1,731,887	$958,686	$918,763
Accumulated net investment income (loss) at the end of the period	$24	$2	$10	$10	$22	$—	$(10,874)	$4,123	$17,367

(a) For the period from November 1, 2014 to December 31, 2014. On October 31, 2014, the Board of Trustees approved a change in the Macro Allocation Fund’s fiscal year end from October 31 to December 31.

(b) For the year ended October 31, 2014.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	139

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-four funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds

Growth

Large Cap Growth

Large Cap Value

Mid Cap Growth

Mid Cap Value

Small-Mid Cap Growth

Small-Mid Cap Value

Small Cap Growth

Small Cap Value

Global Equity Funds

Global Leaders

Global Small Cap Growth

Multi-Asset and Alternative Fund

Macro Allocation

International Equity Funds

International Leaders
International Equity

Institutional International Equity

International Growth
Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets Small Cap Growth

Fixed Income Funds

Bond

Income

Low Duration

Prior to July 1, 2015, William Blair & Company, L.L.C. (“WBC” or the “Distributor”) served as both the Trust’s investment adviser and the Trust’s principal underwriter and distributor. Effective July 1, 2015, WBC transferred the management agreement for the Trust to William Blair Investment Management, LLC (“WBIM”). There were no changes to the Funds’ portfolio management teams or principal investment strategies as a result of the transfer. Any reference to the “Adviser” prior to July 1, 2015 should be read to mean WBC; any reference to the “Adviser” subsequent to July 1, 2015 should be read to mean WBIM. WBC continues to serve as the principal underwriter and distributor of the Trust.

On October 27, 2015, upon the recommendation of the Adviser, the Fund’s Board of Trustees determined that it was in the best interest of Global Small Cap Growth Fund to redeem all shares of Global Small Cap Growth Fund outstanding on January 15, 2016, and then to terminate Global Small Cap Growth Fund. Global Small Cap Growth Fund was terminated on January 15, 2016, at which time all outstanding shares of Global Small Cap Growth Fund were redeemed.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

140	Annual Report	December 31, 2015

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is $5 million.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2015. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2015, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $2,889, $1,117 and $2,725, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

December 31, 2015	William Blair Funds	141

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income and Low Duration Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ prior three years tax returns remain open and the returns are subject to examination.

142	Annual Report	December 31, 2015

Adjustments to the cost of investments for tax purposes are due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2015, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$ 674,018	$181,635	$ 12,596	$169,039
Large Cap Growth	56,383	13,925	1,284	12,641
Large Cap Value	2,809	503	162	341
Mid Cap Growth	186,883	20,531	9,049	11,482
Mid Cap Value	2,289	514	134	380
Small-Mid Cap Growth	1,047,797	186,598	41,332	145,266
Small-Mid Cap Value	3,686	579	252	327
Small Cap Growth	336,048	60,321	23,834	36,487
Small Cap Value	548,221	95,632	33,527	62,105
Global Leaders	170,338	22,859	5,820	17,039
Global Small Cap Growth	16,703	2,540	777	1,763
International Leaders	105,490	13,491	3,621	9,870
International Equity	58,746	8,466	3,645	4,821
Institutional International Equity	15,344	1,693	988	705
International Growth	3,378,689	449,626	158,552	291,074
Institutional International Growth	2,155,207	276,912	100,207	176,705
International Small Cap Growth	516,683	77,313	21,386	55,927
Emerging Markets Leaders	136,594	6,046	15,145	(9,099)
Emerging Markets Growth	925,539	48,683	95,193	(46,510)
Emerging Markets Small Cap Growth	292,508	15,333	14,367	966
Bond	478,472	5,761	8,092	(2,331)
Income	95,518	976	1,241	(265)
Low Duration	130,435	348	948	(600)
Macro Allocation	1,713,032	10,953	57,517	(46,564)

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, investments in real estate investment trusts and partnerships, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2015, the following reclassifications were recorded (in thousands):

December 31, 2015	William Blair Funds	143

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$ 250	$ 118	$ (368)
Large Cap Growth	4	(4)	—
Large Cap Value	(3)	3	—
Mid Cap Growth	1,275	13	(1,288)
Mid Cap Value	(5)	4	1
Small-Mid Cap Growth	3,239	513	(3,752)
Small-Mid Cap Value	(6)	7	(1)
Small Cap Growth	3,146	193	(3,339)
Small Cap Value	(808)	808	—
Global Leaders	(187)	187	—
Global Small Cap Growth	72	(799)	727
International Leaders	(34)	34	—
International Equity	(4)	3	1
Institutional International Equity	(1)	3	(2)
International Growth	3,097	(3,097)	—
Institutional International Growth	1,512	(1,512)	—
International Small Cap Growth	6,190	(6,188)	(2)
Emerging Markets Leaders	150	(147)	(3)
Emerging Markets Growth	1,131	(1,134)	3
Emerging Markets Small Cap Growth	(1,847)	2,305	(458)
Bond	2,735	(2,734)	(1)
Income	1,116	8,074	(9,190)
Low Duration	2,732	(2,732)	—
Macro Allocation	(9,335)	9,335	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 was as follows (in thousands):

	Distributions Paid in 2015				Distributions Paid in 2014
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$ 416	$ 1,808	$18,110	$78,627	$2,675	$ 6,408	$35,886	$85,974
Large Cap Growth	17	89	954	5,176	60	342	706	4,053
Large Cap Value	9	25	124	230	19	50	119	263
Mid Cap Growth	—	—	5,530	35,853	—	—	4,943	43,297
Mid Cap Value	2	10	149	438	2	50	23	442
Small-Mid Cap Growth	13	75	8,551	50,513	—	—	6,031	62,751
Small-Mid Cap Value	1	10	44	162	12	54	64	224
Small Cap Growth	—	—	9,437	20,150	940	2,145	24,996	56,995
Small Cap Value	—	1,363	107	1,836	34	1,020	1,401	18,381
Global Leaders	3	152	252	2,063	—	75	8	85
Global Small Cap Growth	11	319	16	449	5	422	19	1,202
International Leaders	1	22	2	73	1	71	—	1
International Equity	26	750	—	—	21	576	—	—
International Growth	9,482	30,923	—	—	8,591	33,318	—	—
International Small Cap Growth	195	7,300	29	919	153	5,751	1,829	53,860

144	Annual Report	December 31, 2015

	Distributions Paid in 2015				Distributions Paid in 2014
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$ —	$ 105	$ 2	$ 44	$ —	$ 69	$ 33	$ 718
Emerging Markets Growth	—	—	107	1,427	75	1,350	688	8,980
Emerging Markets Small Cap Growth	—	—	474	6,262	15	558	434	4,997
Bond	1,822	6,812	—	—	463	5,570	—	3
Income	1,007	1,971	—	—	1,089	1,984	—	—
Low Duration	95	2,839	—	—	138	3,119	—	—
Macro Allocation	915	10,747	—	—	7,774	32,682	—	—

	Distributions Paid in 2015		Distributions Paid in 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$552	$6,144	$301	$165
International Leaders	323	578	738	8
Institutional International Equity	156	—	293	—
Institutional International Growth	13,779	15,858	47,484	186,607
International Small Cap Growth	4,603	557	4,140	32,999
Emerging Markets Leaders	331	126	303	1,894
Emerging Markets Growth	—	8,324	7,711	42,214
Emerging Markets Small Cap Growth	1	4,988	732	5,385
Bond	3,598	—	3,958	2
Low Duration	1,185	—	1,371	—
Macro Allocation	4,368	—	8,256	—

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$—	$—	$13,627	$169,039
Large Cap Growth	57	(301)	—	12,641
Large Cap Value	1	—	33	341
Mid Cap Growth	—	—	7,330	11,482
Mid Cap Value	6	—	108	380
Small-Mid Cap Growth	—	—	8,148	145,266
Small-Mid Cap Value	4	—	28	327
Small Cap Growth	—	—	4,135	36,487
Small Cap Value	237	—	6,259	62,105
Global Leaders	—	(23)	794	17,012
Global Small Cap Growth	—	—	3,299	1,760
International Leaders	595	(65)	—	9,858
International Equity	850	(74,849)	—	4,813
Institutional International Equity	2	(90,033)	—	703
International Growth	34,033	(395,163)	—	290,964
Institutional International Growth	14,993	(38,368)	—	176,546
International Small Cap Growth	—	(1,400)	96	55,847
Emerging Markets Leaders	77	(8,757)	—	(9,098)
Emerging Markets Growth	4,462	(51,589)	—	(46,514)
Emerging Markets Small Cap Growth	—	(2,116)	796	790
Bond	2	(2,339)	—	(2,243)
Income	15	(21,125)	—	(219)
Low Duration	65	(17,424)	—	(495)
Macro Allocation	—	(122,596)	—	(47,412)

December 31, 2015	William Blair Funds	145

As of December 31, 2015, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2016	2017	2018	Total
International Equity	$—	$74,815	$—	$74,815
Institutional International Equity	—	90,030	—	90,030
International Growth	—	358,606	—	358,606
Income	14,459	4,577	—	19,036
Low Duration	—	—	955	955

Income Fund had $9,190 (in thousands) of capital loss carryforward that expired in 2015 unused.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2015, the Funds incurred the following capital losses which will not expire (in thousands):

	Short-	Long-
Fund	Term	Term
International Leaders	$65	$—
International Growth	36,557	—
Institutional International Growth	34,229	—
Emerging Markets Leaders	5,694	—
Emerging Markets Growth	27,954	—
Bond	1,545	794
Income	787	1,194
Low Duration	8,090	8,099
Macro Allocation	75,778	37,778

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2015. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2015.

As of December 31, 2015, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Short-Term	Long-Term
Fund	Income	Capital	Capital
Large Cap Growth	$—	$141	$ 160
Global Leaders	23	—	—
International Equity	—	34	—
Institutional International Equity	3	—	—
Institutional International Growth	—	4,139	—
International Small Cap Growth	1,400	—	—
Emerging Markets Leaders	—	2,797	266
Emerging Markets Growth	—	20,829	2,806
Emerging Markets Small Cap Growth	—	2,116	—
Income	—	75	33
Low Duration	—	115	165
Macro Allocation	9,040	—	—

146	Annual Report	December 31, 2015

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2015, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

Certain Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07 (“ASU 2015-07”) Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using net asset value per share as a practical expedient. For public business entities, ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and interim periods within those years. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

December 31, 2015	William Blair Funds	147

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2015, there were securities held in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Valuation Procedures.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

148	Annual Report	December 31, 2015

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A description of the valuation technique applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

December 31, 2015	William Blair Funds	149

As of December 31, 2015, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

		Large Cap	Large Cap	Mid Cap	Mid Cap
Investments in securities	Growth	Growth	Value	Growth	Value
Level 1—Quoted prices
Common Stocks	$835,262	$ 68,284	$ 3,150	$198,365	$2,669
Level 2—Other significant observable inputs
Short-Term Investments	7,795	740	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$843,057	$ 69,024	$ 3,150	$198,365	$2,669

	Small-Mid	Small-Mid	Small Cap	Small Cap
Investments in securities	Cap Growth	Cap Value	Growth	Value
Level 1—Quoted prices
Common Stocks	$ 1,170,147	$ 4,013	$360,793	$593,959
Exchange-Traded Fund	—	—	2,175	—
Level 2—Other significant observable inputs
Short-Term Investments	22,916	—	9,567	16,367
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$ 1,193,063	$ 4,013	$372,535	$610,326

		Global			Institutional
	Global	Small Cap	International	International	International	International
Investments in securities	Leaders	Growth	Leaders	Equity	Equity	Growth
Level 1—Quoted prices
Common Stocks	$184,550	$18,073	$111,210	$62,614	$15,930	$3,528,592
Preferred Stock	—	—	—	—	—	6,360
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	—	3,928
Common Stocks	—	—	—	—	—	17,020
Short-Term Investments	2,827	393	4,150	953	119	113,846
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—	17
Total investments in securities	$187,377	$18,466	$115,360	$63,567	$16,049	$3,669,763
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	$—	$—	$—	$—	$—	$—
Transfers from Level 2 to Level 1 (a)	57,747	4,857	74,608	34,993	8,911	2,035,707

					Emerging
	Institutional	International	Emerging	Emerging	Markets
	International	Small Cap	Markets	Markets	Small Cap
Investments in securities	Growth	Growth	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks	$2,240,426	$549,311	$121,166	$813,172	$277,613
Preferred Stock	4,036	—	—	11,485	—
Level 2—Other significant observable inputs
Affiliated Fund	2,441	—	—	4,819	—
Common Stocks	10,851	3,168	4,509	38,474	13,439
Short-Term Investments	74,149	20,131	1,820	11,079	1,128
Level 3—Significant unobservable inputs
Common Stocks	9	—	—	—	1,294
Total investments in securities	$2,331,912	$572,610	$127,495	$879,029	$293,474
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	$—	$—	$—	$—	$—
Transfers from Level 2 to Level 1 (a)	1,292,485	215,324	64,320	405,483	96,481

150	Annual Report	December 31, 2015

			Low	Macro
Investments in securities	Bond	Income	Duration	Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$1,121,893
Purchased Options	2	1	2	5,507
Level 2—Other significant observable inputs
Asset-Backed Securities	16,538	8,438	36,050	—
Corporate Obligation/Notes	195,119	24,995	28,922	—
Purchased Options	—	—	—	1,077
Short-Term Investments	15,197	5,007	1,422	382,337
U.S. Government and U.S. Government Agency	249,285	56,812	63,439	155,654
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1 - Quoted Prices
Written Options	—	—	—	(261)
Level 2 - Other significant observable inputs
None	—	—	—	—
Level 3 - Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$476,141	$95,253	$129,835	$1,666,207
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$8,662
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	11,296
Futures Contracts	—	—	—	1,082
Swaps	—	—	—	1,868
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(7,054)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(9,563)
Futures Contracts	—	—	—	(62)
Swaps	(37)	—	—	(5,652)
U.S Government and U.S. Government Agency	—	—	(10,080)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total other financial instruments	$(37)	$—	$(10,080)	$577

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2014, but not at December 31, 2015.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00%, 0.00%, and 0.44% as a percentage of net assets in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2015 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

December 31, 2015	William Blair Funds	151

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Large Cap Value	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Funds
Global Leaders	1.00%
Global Small Cap Growth	1.00%
International Equity Funds
International Leaders	0.95%
International Equity:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth[2]:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

[1]	Management fee also includes a charge of 5% of gross income.
[2]	Prior to May 1, 2015, the International Growth Fund paid a management fee at a rate of 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $4.75 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion. Effective May 1, 2015, the management fee paid to the Adviser was reduced to 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $2.25 billion of the Fund’s average daily net assets; plus 0.975% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion.

152	Annual Report	December 31, 2015

Some of the Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2016, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N				Class I				Institutional Class
Fund	Effective May 1, 2015 through April 30, 2016		Effective May 1, 2014 through April 30, 2015		Effective May 1, 2015 through April 30, 2016		Effective May 1, 2014 through April 30, 2015		Effective May 1, 2015 through April 30, 2016		Effective May 1, 2014 through April 30, 2015
Growth	N/A		N/A		N/A		N/A		N/A		N/A
Large Cap Growth	1.05%		1.10%		0.80%		0.85%		N/A		N/A
Large Cap Value	1.05%		1.10%		0.80%		0.85%		N/A		N/A
Mid Cap Growth	1.30%		1.35%		1.05%		1.10%		N/A		N/A
Mid Cap Value	1.30%		1.35%		1.05%		1.10%		N/A		N/A
Small-Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Value	1.35%		1.40%		1.10%		1.15%		N/A		N/A
Small Cap Growth	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Small Cap Value	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Global Leaders	1.40%		1.50%		1.15%		1.25%		1.00%		1.10%
Global Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
International Leaders	1.35%		1.45%		1.10%		1.20%		0.95%		1.05%
International Equity	1.30%		1.35%		1.05%		1.10%		N/A		N/A
Institutional International Equity	N/A		N/A		N/A		N/A		1.00%		1.00%
International Growth	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Growth	N/A		N/A		N/A		N/A		N/A		N/A
International Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Leaders	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Growth	1.70%		1.70%		1.45%		1.45%		1.30%		1.30%
Emerging Markets Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Bond	0.65%		0.65%		0.50%		0.50%		0.35%		0.35%
Income	0.85%		0.85%		0.70%		0.70%		N/A		N/A
Low Duration	0.70%		0.70%		0.55%		0.55%		0.40%		0.40%
Macro Allocation	1.35	%(a)	1.35	%(b)	1.10	%(a)	1.10	%(b)	0.95	%(a)	0.95	%(b)

(a)	Effective March 1, 2015 through April 30, 2016.
(b)	Effective March 1, 2014 through February 28, 2015.

December 31, 2015	William Blair Funds	153

For the year ended December 31, 2015, the fee waivers and/or reimbursements for each Fund (includes the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Large Cap Growth	$ 42	$ 14	$ 40	$ 96
Large Cap Value	102	1	1	104
Mid Cap Growth	—	37	174	211
Mid Cap Value	90	1	—	91
Small-Mid Cap Growth	—	98	409	507
Small-Mid Cap Value	110	—	2	112
Small Cap Growth	—	123	154	277
Small Cap Value	—	13	—	13
Global Leaders	142	8	79	229
Global Small Cap Growth	92	2	74	168
International Leaders	170	—	20	190
International Equity	114	4	72	190
Institutional International Equity	120	—	—	120
International Small Cap Growth	—	18	551	569
Emerging Markets Leaders	119	3	51	173
Emerging Markets Growth	—	19	249	268
Emerging Markets Small Cap Growth	169	28	233	430
Bond	100	81	272	453
Low Duration	36	6	166	208
Macro Allocation	—	312	1,473	1,785

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Equity Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds have agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively. Beginning in 2013, the SEC conducted a limited scope examination of a number of mutual fund sponsors, including WBC, regarding distribution and servicing of mutual fund shares through intermediaries. In November 2014, the SEC informed WBC that it had opened a non-public investigation with respect to shareholder administration fees paid by the applicable Funds. The investigation does not involve the investment management operations of the Funds. Recently, the SEC staff sent WBC a notification that staff intended to recommend an enforcement action against WBC to the SEC Commissioners (Wells Notice), and WBC has submitted a response. At this time, it is unclear whether or not the Commission will allow the matter to enter enforcement proceedings. While WBC believes that any possible claims made by the staff would be without merit, WBC cannot predict the outcome of any enforcement proceeding the SEC may choose to bring. In light of the preliminary concerns expressed by the SEC staff, the shareholder administration fee for each Fund is currently being waived by WBC. This waiver will not be removed without approval of the Board of Trustees.

154	Annual Report	December 31, 2015

For the year ended December 31, 2015, the following shareholder administration fees were incurred and waived (in thousands):

Fund	Class N	Class I	Total	Total Waived	Net Total Shareholder Administration Fee
Global Leaders	$8	$79	$87	$87	$—
Global Small Cap Growth	1	74	75	75	—
International Leaders	—	19	19	19	—
International Small Cap Growth	18	551	569	569	—
Emerging Markets Leaders	3	51	54	54	—
Emerging Markets Growth	19	249	268	268	—
Emerging Markets Small Cap Growth	17	233	250	250	—
Bond	80	272	352	352	—
Low Duration	6	166	172	172	—
Macro Allocation	312	1,473	1,785	1,785	—

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and U.S. government securities for the year ended December 31, 2015, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$676,149	$840,830
Large Cap Growth	28,970	24,001
Large Cap Value	1,806	2,987
Mid Cap Growth	186,017	322,750
Mid Cap Value	1,727	2,767
Small-Mid Cap Growth	703,594	445,592
Small-Mid Cap Value	1,495	1,671
Small Cap Growth	404,400	529,927
Small Cap Value	220,094	168,054
Global Leaders	119,583	98,862
Global Small Cap Growth	38,340	66,409
International Leaders	48,150	28,269
International Equity	36,333	40,995
Institutional International Equity	9,959	8,209
International Growth	2,599,563	2,616,152
Institutional International Growth	1,649,044	1,660,472
International Small Cap Growth	541,367	662,003
Emerging Markets Leaders	164,668	123,788
Emerging Markets Growth	1,170,865	1,128,319
Emerging Markets Small Cap Growth	543,234	483,204
Bond	362,007	113,870
Income	31,828	20,766
Low Duration	183,790	178,241
Macro Allocation	936,200	288,069

Transactions in written call and put options for the Macro Allocation Fund for the year ended December 31, 2015 were as follows:

	# of Contracts	Premium (in thousands)
Balance at December 31, 2014	3,800	$820
Sales	78,594	20,237
Closing Buys	(72,748)	(19,706)
Expirations	(4,900)	(699)
Exercised	—	—
Balance at December 31, 2015	4,746	$652

December 31, 2015	William Blair Funds	155

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2015, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2015.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow the Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

156	Annual Report	December 31, 2015

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

December 31, 2015	William Blair Funds	157

The following table presents the value of financial derivative instruments, by primary risk exposure, as of December 31, 2015 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Interest rate	Investments in securities, at value	$2	None	$—
Credit	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	37
Income
Interest rate	Investments in securities, at value	1	None	—
Low Duration
Interest rate	Investments in securities, at value	2	None	—
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	158	Payable for variation margin on centrally cleared swaps	—
Currency	Investments in securities, at value	653	Options written, at value	—
Currency	Unrealized appreciation on forward currency contracts	11,296	Unrealized depreciation on forward currency contracts	9,563
Equity	Investments in securities, at value	5,621	Options written, at value	—
Equity	Receivable for variation margin on futures	8,523	Payable for variation margin on futures	5,424
Equity	Unrealized appreciation on swap contract	1,656	Unrealized depreciation on swap contract	4,802
Interest rate	Investments in securities, at value	310	Options written, at value	261
Interest rate	Receivable for variation margin on futures	1,221	Payable for variation margin on futures	1,692
Interest rate	Unrealized appreciation on swap contract	54	Unrealized depreciation on swap contract	850

158	Annual Report	December 31, 2015

The following table indicates the effect of derivatives, by primary risk exposure, on the Statements of Operations for the year ended December 31, 2015 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Interest Rate	Options	$(121)	Options	$49
Credit	Swaps	17	Swaps	(20)
Income
Interest Rate	Options	(60)	Options	25
Low Duration
Interest Rate	Options	(121)	Options	49
Macro Allocation
Credit	Swaps	4	Swaps	173
Currency	Forward foreign currency contracts	(8,735)	Forward foreign currency contracts	(5,467)
Currency	Options	4,506	Options	(1,602)
Equity	Futures Contracts	(5,612)	Futures Contracts	1,509
Equity	Options	(14,620)	Options	(5,316)
Equity	Swaps	(43,692)	Swaps	10,264
Interest rate	Futures Contracts	(3,058)	Futures Contracts	3,444
Interest Rate	Options	—	Options	(795)
Interest Rate	Swaps	(3,809)	Swaps	1,376

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statements of Assets and Liabilities at December 31, 2015 (in thousands):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Assets	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$11,296	$(9,563)	$1,733	$—	$—	$1,733
Option	653	—	653	—	—	653
Swaps	60	—	60	—	—	60
Credit Suisse
Option	153	—	153	—	—	153
Goldman Sachs
Option	271	—	271	—	—	271
Swaps	1,650	(1,650)	—	—	—	—

The following table indicates gross OTC derivative liability exposure, by investment type, included in the Statements of Assets and Liabilities at December 31, 2015 (in thousands):

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Liabilities	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than zero)
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$9,563	$(9,563)	$ —	$ —	$ —	$ —
Credit Suisse
Swaps	2,809	—	$2,809	12,047	—	—
Goldman Sachs
Swaps	2,843	(1,650)	$1,193	2,773	—	—

December 31, 2015	William Blair Funds	159

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2015 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$20,920	$18,415	$155,588	$(116,253)	1,510	1,477	11,153	(8,166)
Large Cap Growth	3,479	966	2,462	1,983	315	96	226	185
Large Cap Value	169	123	371	(79)	13	11	28	(4)
Mid Cap Growth	5,086	4,873	16,859	(6,900)	358	436	1,203	(409)
Mid Cap Value	632	151	127	656	50	15	10	55
Small-Mid Cap Growth	113,394	8,500	28,874	93,020	5,722	460	1,469	4,713
Small-Mid Cap Value	72	7	100	(21)	5	1	7	(1)
Small Cap Growth	11,167	9,324	41,312	(20,821)	440	416	1,662	(806)
Small Cap Value	5,971	107	10,763	(4,685)	344	6	616	(266)
Global Leaders	766	246	275	737	61	21	22	60
Global Small Cap Growth	460	27	345	142	35	2	26	11
International Leaders	226	2	8	220	18	—	1	17
International Equity	279	26	830	(525)	19	2	57	(36)
International Growth	359,131	9,388	312,397	56,122	14,223	378	12,310	2,291
International Small Cap Growth	2,310	205	5,668	(3,153)	176	15	439	(248)
Emerging Markets Leaders	6,520	2	6,488	34	751	—	746	5
Emerging Markets Growth	2,105	97	3,386	(1,184)	164	9	289	(116)
Emerging Markets Small Cap Growth	5,302	473	3,847	1,928	319	32	240	111
Bond	137,843	1,819	14,345	125,317	13,112	173	1,372	11,913
Income	13,105	972	14,256	(179)	1,439	107	1,574	(28)
Low Duration	1,525	49	3,744	(2,170)	164	5	403	(234)
Macro Allocation	180,974	898	162,486	19,386	14,474	79	13,669	884

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$101,867	$77,422	$125,622	$53,667	6,840	5,761	8,641	3,960
Large Cap Growth	13,673	4,410	8,280	9,803	1,213	418	736	895
Large Cap Value	19	235	1,009	(755)	2	21	78	(55)
Mid Cap Growth	28,076	34,703	159,407	(96,628)	1,907	2,974	10,676	(5,795)
Mid Cap Value	29	422	1,620	(1,169)	2	43	124	(79)
Small-Mid Cap Growth	314,765	48,836	122,703	240,898	15,422	2,545	6,027	11,940
Small-Mid Cap Value	363	129	402	90	27	10	30	7
Small Cap Growth	82,937	19,650	175,942	(73,355)	3,105	816	6,445	(2,524)
Small Cap Value	168,226	2,938	103,403	67,761	9,544	173	5,798	3,919
Global Leaders	11,928	2,130	19,402	(5,344)	963	185	1,586	(438)
Global Small Cap Growth	13,460	615	42,410	(28,335)	1,041	47	3,193	(2,105)
International Leaders	4,408	96	1,095	3,409	340	7	83	264
International Equity	5,376	680	10,778	(4,722)	365	49	730	(316)
International Growth	477,894	27,497	523,541	(18,150)	17,911	1,082	19,687	(694)
International Small Cap Growth	62,196	6,895	116,983	(47,892)	4,698	511	8,807	(3,598)
Emerging Markets Leaders	15,832	113	5,667	10,278	1,800	15	709	1,106
Emerging Markets Growth	46,581	1,207	55,599	(7,811)	3,709	109	4,716	(898)
Emerging Markets Small Cap Growth	107,086	4,486	51,918	59,654	6,516	302	3,162	3,656
Bond	136,906	4,457	45,989	95,374	13,136	426	4,406	9,156
Income	10,900	1,714	13,153	(539)	1,216	191	1,466	(59)
Low Duration	41,356	1,978	38,076	5,258	4,452	213	4,113	552
Macro Allocation	1,054,314	8,797	456,003	607,108	85,643	772	38,103	48,312

160	Annual Report	December 31, 2015

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$29,091	$6,610	$ 1,181	$34,520	2,398	574	95	2,877
International Leaders	19,418	675	(1)	20,094	1,480	53	—	1,533
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	13,840	4,777	61,465	(42,848)	1,040	352	4,482	(3,090)
Emerging Markets Leaders	58,828	434	28,442	30,820	6,983	56	3,358	3,681
Emerging Markets Growth	266,522	7,305	221,791	52,036	22,032	656	17,376	5,312
Emerging Markets Small Cap Growth	10,974	4,600	2,911	12,663	660	309	186	783
Bond	25,382	3,259	18,526	10,115	2,443	311	1,756	998
Low Duration	4,653	1,069	50,966	(45,244)	497	115	5,489	(4,877)
Macro Allocation	324,009	4,325	27,615	300,719	26,463	379	2,365	24,477

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$ 122,787	$95,837	$281,210	$ (62,586)	8,350	7,238	19,794	(4,206)
Large Cap Growth	17,152	5,376	10,742	11,786	1,528	514	962	1,080
Large Cap Value	188	358	1,380	(834)	15	32	106	(59)
Mid Cap Growth	33,162	39,576	176,266	(103,528)	2,265	3,410	11,879	(6,204)
Mid Cap Value	661	573	1,747	(513)	52	58	134	(24)
Small-Mid Cap Growth	428,159	57,336	151,577	333,918	21,144	3,005	7,496	16,653
Small-Mid Cap Value	435	136	502	69	32	11	37	6
Small Cap Growth	94,104	28,974	217,254	(94,176)	3,545	1,232	8,107	(3,330)
Small Cap Value	174,197	3,045	114,166	63,076	9,888	179	6,414	3,653
Global Leaders	41,785	8,986	20,858	29,913	3,422	780	1,703	2,499
Global Small Cap Growth	13,920	642	42,755	(28,193)	1,076	49	3,219	(2,094)
International Leaders	24,052	773	1,102	23,723	1,838	60	84	1,814
International Equity	5,655	706	11,608	(5,247)	384	51	787	(352)
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
International Growth	837,025	36,885	835,938	37,972	32,134	1,460	31,997	1,597
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	78,346	11,877	184,116	(93,893)	5,914	878	13,728	(6,936)
Emerging Markets Leaders	81,180	549	40,597	41,132	9,534	71	4,813	4,792
Emerging Markets Growth	315,208	8,609	280,776	43,041	25,905	774	22,381	4,298
Emerging Markets Small Cap Growth	123,362	9,559	58,676	74,245	7,495	643	3,588	4,550
Bond	300,131	9,535	78,860	230,806	28,691	910	7,534	22,067
Income	24,005	2,686	27,409	(718)	2,655	298	3,040	(87)
Low Duration	47,534	3,096	92,786	(42,156)	5,113	333	10,005	(4,559)
Macro Allocation	1,559,297	14,020	646,104	927,213	126,580	1,230	54,137	73,673

December 31, 2015	William Blair Funds	161

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2014 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$ 31,769	$38,364	$ 67,646	$2,487	2,133	2,844	4,552	425
Large Cap Growth	1,924	760	801	1,883	183	72	78	177
Large Cap Value	176	131	460	(153)	13	10	32	(9)
Mid Cap Growth	7,467	4,305	14,065	(2,293)	494	304	916	(118)
Mid Cap Value	10	25	73	(38)	1	2	5	(2)
Small-Mid Cap Growth	39,843	5,936	35,973	9,806	2,127	317	1,901	543
Small-Mid Cap Value	68	12	305	(225)	5	1	21	(15)
Small Cap Growth	25,046	25,674	91,030	(40,310)	846	1,015	3,121	(1,260)
Small Cap Value	9,135	1,424	26,250	(15,691)	522	82	1,485	(881)
Global Leaders	482	8	2,092	(1,602)	41	1	179	(137)
Global Small Cap Growth	576	24	208	392	46	2	17	31
International Leaders	18	—	17	1	1	—	1	—
International Equity	149	21	845	(675)	10	2	60	(48)
International Growth	151,647	8,469	567,333	(407,217)	5,859	333	21,360	(15,168)
International Small Cap Growth	3,098	1,836	6,812	(1,878)	208	146	441	(87)
Emerging Markets Leaders	2,361	24	2,404	(19)	254	2	269	(13)
Emerging Markets Growth	961	600	2,362	(801)	71	47	173	(55)
Emerging Markets Small Cap Growth	15,026	446	15,349	123	920	28	913	35
Bond	8,599	442	3,830	5,211	797	41	357	481
Income	7,606	1,016	16,330	(7,708)	829	111	1,782	(842)
Low Duration	1,876	56	2,039	(107)	199	6	217	(12)
Macro Allocation (a)	16,779	7,675	13,673	10,781	1,332	639	1,085	886
Macro Allocation (b)	152,928	2,968	109,094	46,802	12,151	241	8,583	3,809

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$136,452	$83,841	$105,497	$114,796	8,531	5,835	6,741	7,625
Large Cap Growth	10,880	3,704	6,304	8,280	998	341	575	764
Large Cap Value	153	293	734	(288)	10	22	52	(20)
Mid Cap Growth	39,833	42,372	148,180	(65,975)	2,561	2,894	9,573	(4,118)
Mid Cap Value	39	387	960	(534)	4	30	71	(37)
Small-Mid Cap Growth	255,552	60,567	135,064	181,055	12,889	3,132	6,930	9,091
Small-Mid Cap Value	2,101	202	837	1,466	146	15	58	103
Small Cap Growth	75,868	57,143	135,175	(2,164)	2,433	2,119	4,372	180
Small Cap Value	282,706	17,680	116,112	184,274	15,870	987	6,474	10,383
Global Leaders	3,392	155	6,905	(3,358)	293	13	602	(296)
Global Small Cap Growth	25,796	552	831	25,517	2,077	45	67	2,055
International Leaders	770	72	2,634	(1,792)	62	6	207	(139)
International Equity	1,631	522	9,844	(7,691)	115	37	695	(543)
International Growth	571,312	29,393	653,235	(52,530)	21,072	1,131	24,369	(2,166)
International Small Cap Growth	101,871	46,099	190,903	(42,933)	6,462	3,619	12,746	(2,665)
Emerging Markets Leaders	3,054	543	9,540	(5,943)	327	61	1,049	(661)
Emerging Markets Growth	33,599	8,779	24,068	18,310	2,457	681	1,747	1,391
Emerging Markets Small Cap Growth	59,395	3,664	6,200	56,859	3,551	226	371	3,406
Bond	24,075	3,775	26,212	1,638	2,256	353	2,466	143
Income	12,347	1,684	13,386	645	1,358	185	1,472	71
Low Duration	34,535	2,010	52,964	(16,419)	3,656	213	5,602	(1,733)
Macro Allocation (a)	112,136	18,740	53,316	77,560	8,904	1,550	4,228	6,226
Macro Allocation (b)	466,290	3,143	96,388	373,045	36,494	254	7,541	29,207

162	Annual Report	December 31, 2015

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$50,000	$404	$ 34,546	$15,858	4,295	34	2,964	1,365
International Leaders	25,600	171	2,098	23,673	2,039	14	168	1,885
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	53,813	35,854	190,247	(100,580)	3,360	2,801	11,999	(5,838)
Emerging Markets Leaders	51,588	2,175	11,552	42,211	5,352	242	1,243	4,351
Emerging Markets Growth	162,217	42,676	204,847	46	11,405	3,288	15,033	(340)
Emerging Markets Small Cap Growth	21,734	5,574	4,116	23,192	1,326	342	249	1,419
Bond	26,873	3,580	22,006	8,447	2,538	336	2,063	811
Low Duration	46,387	1,353	25,383	22,357	4,926	143	2,687	2,382
Macro Allocation (a)	11,788	7,340	94	19,034	904	607	8	1,503
Macro Allocation (b)	141,589	130	—	141,719	11,022	11	—	11,033

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$168,221	$122,205	$ 173,143	$117,283	10,664	8,679	11,293	8,050
Large Cap Growth	12,804	4,464	7,105	10,163	1,181	413	653	941
Large Cap Value	329	424	1,194	(441)	23	32	84	(29)
Mid Cap Growth	47,300	46,677	162,245	(68,268)	3,055	3,198	10,489	(4,236)
Mid Cap Value	49	412	1,033	(572)	5	32	76	(39)
Small-Mid Cap Growth	295,395	66,503	171,037	190,861	15,016	3,449	8,831	9,634
Small-Mid Cap Value	2,169	214	1,142	1,241	151	16	79	88
Small Cap Growth	100,914	82,817	226,205	(42,474)	3,279	3,134	7,493	(1,080)
Small Cap Value	291,841	19,104	142,362	168,583	16,392	1,069	7,959	9,502
Global Leaders	53,874	567	43,543	10,898	4,629	48	3,745	932
Global Small Cap Growth	26,372	576	1,039	25,909	2,123	47	84	2,086
International Leaders	26,388	243	4,749	21,882	2,102	20	376	1,746
International Equity	1,780	543	10,689	(8,366)	125	39	755	(591)
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
International Growth	722,959	37,862	1,220,568	(459,747)	26,931	1,464	45,729	(17,334)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	158,782	83,789	387,962	(145,391)	10,030	6,566	25,186	(8,590)
Emerging Markets Leaders	57,003	2,742	23,496	36,249	5,933	305	2,561	3,677
Emerging Markets Growth	196,777	52,055	231,277	17,555	13,933	4,016	16,953	996
Emerging Markets Small Cap Growth	96,155	9,684	25,665	80,174	5,797	596	1,533	4,860
Bond	59,547	7,797	52,048	15,296	5,591	730	4,886	1,435
Income	19,953	2,700	29,716	(7,063)	2,187	296	3,254	(771)
Low Duration	82,798	3,419	80,386	5,831	8,781	362	8,506	637
Macro Allocation (a)	140,703	33,755	67,083	107,375	11,140	2,796	5,321	8,615
Macro Allocation (b)	760,807	6,241	205,482	561,566	59,667	506	16,124	44,049

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

December 31, 2015	William Blair Funds	163

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.55	$14.79	$12.05	$10.73	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.07)	(0.07)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.75	1.03	4.25	1.69	(0.19)
Total from investment operations	0.71	0.96	4.18	1.68	(0.23)
Less distributions from:
Net investment income	—	—	—	0.00 ^	—
Net realized gain	1.74	2.20	1.44	0.36	0.32
Total distributions	1.74	2.20	1.44	0.36	0.32
Net asset value, end of year	$12.52	$13.55	$14.79	$12.05	$10.73
Total return (%)	5.31	6.59	35.00	15.67	(1.93)
Ratios to average daily net assets (%):
Expenses	1.19	1.18	1.19	1.20	1.21
Net investment income (loss)	(0.29)	(0.50)	(0.51)	(0.06)	(0.37)
Class N net assets at end of year (in thousands)	$149,754	$272,765	$291,326	$248,121	$204,476
Portfolio turnover rate (%)	78	100	52	73	59

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.43	$15.56	$12.58	$11.18	$11.71
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.03)	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.80	1.10	4.45	1.75	(0.20)
Total from investment operations	0.81	1.07	4.42	1.79	(0.20)
Less distributions from:
Net investment income	—	—	0.00 ^	0.03	0.01
Net realized gain	1.74	2.20	1.44	0.36	0.32
Total distributions	1.74	2.20	1.44	0.39	0.33
Net asset value, end of year	$13.50	$14.43	$15.56	$12.58	$11.18
Total return (%)	5.69	6.96	35.43	16.03	(1.60)
Ratios to average daily net assets (%):
Expenses	0.89	0.86	0.85	0.89	0.86
Net investment income (loss)	0.06	(0.20)	(0.17)	0.30	(0.03)
Class I net assets at end of year (in thousands)	$696,744	$688,038	$623,225	$468,124	$362,266
Portfolio turnover rate (%)	78	100	52	73	59

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

164	Annual Report	December 31, 2015

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.46	$10.03	$8.14	$6.88	$7.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.75	1.46	2.70	1.28	(0.25)
Total from investment operations	0.73	1.44	2.67	1.26	(0.26)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.04	1.01	0.78	—	—
Total distributions	1.04	1.01	0.78	—	—
Net asset value, end of year	$10.15	$10.46	$10.03	$8.14	$6.88
Total return (%)	7.04	14.29	33.00	18.31	(3.64)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.28	1.31	1.46	1.57	1.51
Net investment income (loss), net of waivers and reimbursements	(0.22)	(0.23)	(0.36)	(0.21)	(0.13)
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.41)	(0.62)	(0.58)	(0.44)
Class N net assets at end of year (in thousands)	$10,443	$8,831	$6,678	$4,238	$3,387
Portfolio turnover rate (%)	38	50	48	50	67

	Class I
	Years Ended December 31,
	2015		2014		2013	2012		2011
Net asset value, beginning of year	$10.84		$10.33		$8.35	$7.03		$7.30
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)^	0.00	^	(0.01)	0.00	^	0.01
Net realized and unrealized gain (loss) on investments	0.78		1.52		2.77	1.32		(0.27)
Total from investment operations	0.78		1.52		2.76	1.32		(0.26)
Less distributions from:
Net investment income	—		—		—	—		0.01
Net realized gain	1.04		1.01		0.78	—		—
Total distributions	1.04		1.01		0.78	—		0.01
Net asset value, end of year	$10.58		$10.84		$10.33	$8.35		$7.03
Total return (%)	7.26		14.65		33.24	18.78		(3.54)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.82		0.88		0.95	0.95		0.95
Expenses, before waivers and reimbursements	0.95		1.00		1.11	1.23		1.16
Net investment income (loss), net of waivers and reimbursements	0.03		0.02		(0.11)	0.03		0.11
Net investment income (loss), before waivers and reimbursements	(0.10)		(0.10)		(0.27)	(0.25)		(0.10)
Class I net assets at end of year (in thousands)	$59,038		$50,778		$40,513	$24,175		$21,562
Portfolio turnover rate (%)	38		50		48	50		67

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	165

Financial Highlights

Large Cap Value Fund

	Class N
	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.41	$13.69	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.10	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	(0.88)	1.04	3.70	1.57	(0.05)
Total from investment operations	(0.78)	1.14	3.79	1.68	(0.02)
Less distributions from:
Net investment income	0.10	0.11	0.08	0.09	0.03
Net realized gain	1.36	1.31	1.56	—	0.00 ^
Total distributions	1.46	1.42	1.64	0.09	0.03
Net asset value, end of year	$11.17	$13.41	$13.69	$11.54	$9.95
Total return (%)*	(5.70)	8.35	33.23	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.07	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	3.65	3.12	3.44	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.76	0.71	0.64	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(1.82)	(1.28)	(1.60)	(2.09)	(5.22)
Class N net assets at end of year (in thousands)	$1,151	$1,438	$1,604	$1,416	$998
Portfolio turnover rate (%)*	45	37	83	20	5

	Class I
	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.42	$13.70	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	(0.89)	1.04	3.70	1.58	(0.05)
Total from investment operations	(0.76)	1.18	3.82	1.72	(0.02)
Less distributions from:
Net investment income	0.15	0.15	0.11	0.12	0.03
Net realized gain	1.36	1.31	1.56	—	0.00 ^
Total distributions	1.51	1.46	1.67	0.12	0.03
Net asset value, end of year	$11.15	$13.42	$13.70	$11.55	$9.95
Total return (%)*	(5.58)	8.65	33.47	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.82	0.89	0.95	0.95	0.95
Expenses, before waivers and reimbursements	3.34	2.87	3.06	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.00	0.95	0.90	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.52)	(1.03)	(1.21)	(1.89)	(4.97)
Class I net assets at end of year (in thousands)	$2,025	$3,183	$3,503	$2,429	$1,455
Portfolio turnover rate (%)*	45	37	83	20	5

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2015

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.20	$15.21	$12.65	$11.66	$12.50
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.12)	(0.13)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	0.04	1.26	3.74	1.29	0.25
Total from investment operations	(0.05)	1.14	3.61	1.27	0.17
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.87	2.15	1.05	0.28	1.01
Total distributions	2.87	2.15	1.05	0.28	1.01
Net asset value, end of year	$11.28	$14.20	$15.21	$12.65	$11.66
Total return (%)	(0.20)	7.53	28.77	10.90	1.65
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.32	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.43	1.35	1.42	1.42	1.43
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.80)	(0.90)	(0.15)	(0.65)
Net investment income (loss), before waivers and reimbursements	(0.76)	(0.80)	(0.97)	(0.22)	(0.73)
Class N net assets at end of year (in thousands)	$25,105	$37,413	$41,849	$40,940	$30,093
Portfolio turnover rate (%)	65	81	83	62	70

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.65	$15.58	$12.91	$11.87	$12.68
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)	(0.10)	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	0.04	1.31	3.82	1.31	0.25
Total from investment operations	(0.02)	1.22	3.72	1.34	0.20
Less distributions from:
Net investment income	—	—	—	0.02	—
Net realized gain	2.87	2.15	1.05	0.28	1.01
Total distributions	2.87	2.15	1.05	0.30	1.01
Net asset value, end of year	$11.76	$14.65	$15.58	$12.91	$11.87
Total return (%)	0.00	7.87	29.04	11.30	1.86
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.07	1.10
Expenses, before waivers and reimbursements	1.14	1.10	1.15	1.07	1.13
Net investment income (loss), net of waivers and reimbursements	(0.41)	(0.55)	(0.65)	0.19	(0.42)
Net investment income (loss), before waivers and reimbursements	(0.48)	(0.55)	(0.70)	0.19	(0.45)
Class I net assets at end of year (in thousands)	$174,617	$302,373	$385,779	$329,295	$115,661
Portfolio turnover rate (%)	65	81	83	62	70

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	167

Financial Highlights

Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.88	$13.39	$11.39	$10.48	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	0.05	0.08	0.12
Net realized and unrealized gain (loss) on investments	(0.36)	1.40	3.50	1.34	(0.17)
Total from investment operations	(0.29)	1.43	3.55	1.42	(0.05)
Less distributions from:
Net investment income	0.03	0.04	0.06	0.08	0.09
Net realized gain	2.64	1.90	1.49	0.43	0.13
Total distributions	2.67	1.94	1.55	0.51	0.22
Net asset value, end of year	$9.92	$12.88	$13.39	$11.39	$10.48
Total return (%)	(2.13)	10.83	31.46	13.54	(0.34)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.32	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	4.14	3.77	3.37	3.40	3.85
Net investment income (loss), net of waivers and reimbursements	0.59	0.23	0.36	0.70	1.15
Net investment income (loss), before waivers and reimbursements	(2.23)	(2.19)	(1.66)	(1.35)	(1.35)
Class N net assets at end of year (in thousands)	$694	$189	$232	$79	$58
Portfolio turnover rate (%)	53	33	42	63	69

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.88	$13.40	$11.39	$10.48	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.08	0.10	0.13
Net realized and unrealized gain (loss) on investments	(0.32)	1.39	3.51	1.35	(0.17)
Total from investment operations	(0.24)	1.46	3.59	1.45	(0.04)
Less distributions from:
Net investment income	0.06	0.08	0.09	0.11	0.11
Net realized gain	2.64	1.90	1.49	0.43	0.13
Total distributions	2.70	1.98	1.58	0.54	0.24
Net asset value, end of year	$9.94	$12.88	$13.40	$11.39	$10.48
Total return (%)	(1.73)	11.04	31.82	13.77	(0.25)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.77	3.08	3.04	3.13	3.60
Net investment income (loss), net of waivers and reimbursements	0.65	0.49	0.59	0.92	1.20
Net investment income (loss), before waivers and reimbursements	(2.05)	(1.49)	(1.35)	(1.11)	(1.30)
Class I net assets at end of year (in thousands)	$1,974	$3,579	$4,225	$4,058	$4,515
Portfolio turnover rate (%)	53	33	42	63	69

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2015

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.72	$18.80	$14.21	$13.00	$14.40
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.12)	(0.15)	0.02	(0.11)
Net realized and unrealized gain (loss) on investments	0.93	1.68	6.01	1.57	0.03
Total from investment operations	0.83	1.56	5.86	1.59	(0.08)
Less distributions from:
Net investment income	—	—	—	0.02	—
Net realized gain	1.02	1.64	1.27	0.36	1.32
Total distributions	1.02	1.64	1.27	0.38	1.32
Net asset value, end of year	$18.53	$18.72	$18.80	$14.21	$13.00
Total return (%)	4.47	8.33	41.49	12.20	(0.27)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.42	1.38	1.46	1.47	1.46
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.63)	(0.88)	0.16	(0.77)
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.66)	(0.99)	0.04	(0.88)
Class N net assets at end of year (in thousands)	$169,595	$83,047	$73,207	$42,015	$34,123
Portfolio turnover rate (%)	44	49	53	82	76

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.36	$19.34	$14.55	$13.32	$14.68
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.11)	0.07	(0.08)
Net realized and unrealized gain (loss) on investments	0.97	1.74	6.17	1.58	0.04
Total from investment operations	0.91	1.66	6.06	1.65	(0.04)
Less distributions from:
Net investment income	—	—	—	0.06	—
Net realized gain	1.02	1.64	1.27	0.36	1.32
Total distributions	1.02	1.64	1.27	0.42	1.32
Net asset value, end of year	$19.25	$19.36	$19.34	$14.55	$13.32
Total return (%)	4.74	8.62	41.89	12.36	0.01
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.15	1.15	1.10	1.20	1.12
Net investment income (loss), net of waivers and reimbursements	(0.28)	(0.38)	(0.62)	0.48	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.33)	(0.43)	(0.62)	0.38	(0.56)
Class I net assets at end of year (in thousands)	$1,019,544	$793,789	$617,374	$349,345	$219,474
Portfolio turnover rate (%)	44	49	53	82	76

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	169

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2015	2014		2013	2012	2011(a)
Net asset value, beginning of year	$13.63	$14.11		$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00	^	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	(0.47)	0.64		4.06	1.15	0.45
Total from investment operations	(0.43)	0.64		4.06	1.25	0.45
Less distributions from:
Net investment income	0.01	—		—	0.09	—
Net realized gain	0.65	1.12		1.24	0.32	—
Total distributions	0.66	1.12		1.24	0.41	—
Net asset value, end of year	$12.54	$13.63		$14.11	$11.29	$10.45
Total return (%)*	(3.13)	4.66		36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.37	1.40		1.40	1.40	1.40
Expenses, before waivers and reimbursements	3.93	4.50		4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.27	0.02		(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(2.29)	(3.08)		(3.14)	(4.07)	(16.75)
Class N net assets at end of year (in thousands)	$855	$946		$1,205	$950	$860
Portfolio turnover rate (%)*	35	69		61	56	1

	Class I
	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.63	$14.12	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	(0.47)	0.63	4.07	1.15	0.45
Total from investment operations	(0.40)	0.68	4.10	1.28	0.45
Less distributions from:
Net investment income	0.04	0.05	0.03	0.12	—
Net realized gain	0.65	1.12	1.24	0.32	—
Total distributions	0.69	1.17	1.27	0.44	—
Net asset value, end of year	$12.54	$13.63	$14.12	$11.29	$10.45
Total return (%)*	(2.86)	4.96	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.12	1.15	1.15	1.15	1.15
Expenses, before waivers and reimbursements	3.72	4.16	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.52	0.36	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(2.08)	(2.65)	(2.88)	(3.61)	(16.49)
Class I net assets at end of year (in thousands)	$3,220	$3,407	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	35	69	61	56	1

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2015

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.61	$30.02	$23.68	$20.13	$23.22
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.30)	(0.26)	(0.22)	(0.28)
Net realized and unrealized gain (loss) on investments	(0.93)	1.02	12.52	3.87	(2.81)
Total from investment operations	(1.15)	0.72	12.26	3.65	(3.09)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.99	5.13	5.92	0.10	—
Total distributions	1.99	5.13	5.92	0.10	—
Net asset value, end of year	$22.47	$25.61	$30.02	$23.68	$20.13
Total return (%)	(4.44)	2.62	52.76	18.15	(13.31)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.59	1.56	1.57	1.59	1.59
Net investment income (loss), net of waivers and reimbursements	(0.85)	(1.00)	(0.87)	(0.96)	(1.25)
Net investment income (loss), before waivers and reimbursements	(0.94)	(1.06)	(0.94)	(1.05)	(1.34)
Class N net assets at end of year (in thousands)	$111,944	$148,201	$211,562	$130,382	$202,341
Portfolio turnover rate (%)	91	82	91	89	97

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$27.32	$31.61	$24.66	$20.91	$24.07
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.23)	(0.19)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.99)	1.07	13.06	4.01	(2.93)
Total from investment operations	(1.16)	0.84	12.87	3.85	(3.16)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.99	5.13	5.92	0.10	—
Total distributions	1.99	5.13	5.92	0.10	—
Net asset value, end of year	$24.17	$27.32	$31.61	$24.66	$20.91
Total return (%)	(4.20)	2.87	53.13	18.43	(13.13)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.30	1.30	1.27	1.35	1.35
Net investment income (loss), net of waivers and reimbursements	(0.61)	(0.75)	(0.63)	(0.71)	(1.00)
Net investment income (loss), before waivers and reimbursements	(0.66)	(0.80)	(0.65)	(0.81)	(1.10)
Class I net assets at end of year (in thousands)	$261,269	$364,241	$415,797	$266,431	$352,397
Portfolio turnover rate (%)	91	82	91	89	97

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	171

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.76	$17.63	$13.65	$12.26	$13.71
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.03)	(0.05)	0.10	0.00 ^
Net realized and unrealized gain (loss) on investments	(1.05)	0.81	5.32	1.43	(0.97)
Total from investment operations	(1.03)	0.78	5.27	1.53	(0.97)
Less distributions from:
Net investment income	—	—	—	0.08	0.02
Net realized gain	0.05	0.65	1.29	0.06	0.46
Return of capital	—	—	—	—	0.00 ^
Total distributions	0.05	0.65	1.29	0.14	0.48
Net asset value, end of year	$16.68	$17.76	$17.63	$13.65	$12.26
Total return (%)	(5.77)	4.49	38.91	12.49	(6.95)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.49	1.43	1.38
Expenses, before waivers and reimbursements	1.54	1.53	1.55	1.60	1.60
Net investment income (loss), net of waivers and reimbursements	0.14	(0.17)	(0.33)	0.78	(0.01)
Net investment income (loss), before waivers and reimbursements	0.10	(0.20)	(0.39)	0.61	(0.23)
Class N net assets at end of year (in thousands)	$33,351	$40,223	$55,464	$39,084	$40,712
Portfolio turnover rate (%)	30	39	51	51	65

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.17	$18.00	$13.88	$12.47	$13.93
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02	(0.01)	0.14	0.03
Net realized and unrealized gain (loss) on investments	(1.08)	0.82	5.42	1.45	(0.98)
Total from investment operations	(1.00)	0.84	5.41	1.59	(0.95)
Less distributions from:
Net investment income	0.04	0.02	0.00 ^	0.12	0.03
Net realized gain	0.05	0.65	1.29	0.06	0.46
Return of capital	—	—	—	—	0.02
Total distributions	0.09	0.67	1.29	0.18	0.51
Net asset value, end of year	$17.08	$18.17	$18.00	$13.88	$12.47
Total return (%)	(5.47)	4.73	39.31	12.73	(6.68)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	1.23	1.24	1.18	1.14
Expenses, before waivers and reimbursements	1.24	1.23	1.25	1.29	1.30
Net investment income (loss), net of waivers and reimbursements	0.43	0.12	(0.07)	1.02	0.26
Net investment income (loss), before waivers and reimbursements	0.43	0.12	(0.08)	0.91	0.10
Class I net assets at end of year (in thousands)	$579,010	$544,963	$352,832	$196,184	$190,686
Portfolio turnover rate (%)	30	39	51	51	65

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2015

Financial Highlights

Global Leaders Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.84	$11.43	$9.47	$8.10	$8.40
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.27	0.41	1.96	1.37	(0.31)
Total from investment operations	0.29	0.43	1.98	1.40	(0.29)
Less distributions from:
Net investment income	0.01	—	0.02	0.03	0.01
Net realized gain	0.54	0.02	—	—	—
Total distributions	0.55	0.02	0.02	0.03	0.01
Net asset value, end of year	$11.58	$11.84	$11.43	$9.47	$8.10
Total return (%)	2.49	3.76	20.86	17.25	(3.47)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.39	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.61	1.62	1.63	1.84	1.82
Net investment income (loss), net of waivers and reimbursements	0.12	0.16	0.18	0.29	0.29
Net investment income (loss), before waivers and reimbursements	(0.10)	0.04	0.05	(0.05)	(0.03)
Class N net assets at end of year (in thousands)	$5,588	$5,007	$6,403	$5,215	$3,740
Portfolio turnover rate (%)	55	60	70	73	75

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.85	$11.42	$9.47	$8.09	$8.40
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.26	0.43	1.95	1.38	(0.31)
Total from investment operations	0.32	0.47	1.99	1.43	(0.27)
Less distributions from:
Net investment income	0.04	0.02	0.04	0.05	0.04
Net realized gain	0.54	0.02	—	—	—
Total distributions	0.58	0.04	0.04	0.05	0.04
Net asset value, end of year	$11.59	$11.85	$11.42	$9.47	$8.09
Total return (%)	2.77	4.08	21.05	17.64	(3.26)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.32	1.33	1.35	1.56	1.55
Net investment income (loss), net of waivers and reimbursements	0.45	0.38	0.40	0.54	0.52
Net investment income (loss), before waive3and reimbursements	0.23	0.30	0.30	0.23	0.22
Class I net assets at end of year (in thousands)	$45,853	$52,090	$53,562	$45,757	$38,834
Portfolio turnover rate (%)	55	60	70	73	75

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	173

Financial Highlights

Global Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$11.85	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.27	0.43	1.97	(0.03)
Total from investment operations	0.33	0.49	2.01	(0.03)
Less distributions from:
Net investment income	0.05	0.04	0.06	—
Net realized gain	0.54	0.02	—	—
Total distributions	0.59	0.06	0.06	—
Net asset value, end of year	$11.59	$11.85	$11.42	$9.47
Total return (%)*	2.85	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.11	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.47	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.39	0.48	0.33	(1.07)
Institutional Class net assets at end of year (in thousands)	$137,527	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	55	60	70	73

(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2015

Financial Highlights

Global Small Cap Growth Fund (In Liquidation)

	Class N
	Periods Ended December 31,
	2015	2014	2013(a)
Net asset value, beginning of year	$12.20	$12.14	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.12	0.64	2.49
Total from investment operations	1.10	0.59	2.47
Less distributions from:
Net investment income	0.17	—	—
Net realized gain	0.24	0.53	0.33
Total distributions	0.41	0.53	0.33
Net asset value, end of year	$12.89	$12.20	$12.14
Total return (%)*	9.07	4.93	24.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.07	2.07	2.47
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.42)	(0.23)
Net investment income (loss), before waivers and reimbursements	(0.57)	(0.84)	(1.05)
Class N net assets at end of year (in thousands)	$761	$591	$203
Portfolio turnover rate (%)*	81	117	86

	Class I
	Periods Ended December 31,
	2015	2014	2013(a)
Net asset value, beginning of year	$12.26	$12.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	(0.00	)^
Net realized and unrealized gain (loss) on investments	1.12	0.65	2.50
Total from investment operations	1.16	0.63	2.50
Less distributions from:
Net investment income	0.23	—	0.01
Net realized gain	0.24	0.53	0.33
Total distributions	0.47	0.53	0.34
Net asset value, end of year	$12.95	$12.26	$12.16
Total return (%)*	9.48	5.26	25.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.26	1.40	1.40
Expenses, before waivers and reimbursements	1.59	1.81	2.20
Net investment income (loss), net of waivers and reimbursements	0.30	(0.18)	0.03
Net investment income (loss), before waivers and reimbursements	(0.03)	(0.59)	(0.77)
Class I net assets at end of year (in thousands)	$17,683	$42,537	$17,222
Portfolio turnover rate (%)*	81	117	86

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	175

Financial Highlights

International Leaders Fund

	Class N
	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.13	0.03	0.00	^
Net realized and unrealized gain (loss) on investments	0.66	(0.47)	1.99	0.82
Total from investment operations	0.73	(0.34)	2.02	0.82
Less distributions from:
Net investment income	0.02	0.06	0.18	0.01
Net realized gain	0.07	—	—	—
Total distributions	0.09	0.06	0.18	0.01
Net asset value, end of year	$12.89	$12.25	$12.65	$10.81
Total return (%)*	6.01	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.24	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.56	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	0.51	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	0.19	0.86	0.01	(3.53)
Class N net assets at end of year (in thousands)	$377	$150	$154	$542
Portfolio turnover rate (%)*	29	79	73	16

	Class I
	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.65	(0.47)	1.94	0.82
Total from investment operations	0.75	(0.31)	2.06	0.83
Less distributions from:
Net investment income	0.02	0.09	0.22	0.02
Net realized gain	0.07	—	—	—
Total distributions	0.09	0.09	0.22	0.02
Net asset value, end of year	$12.91	$12.25	$12.65	$10.81
Total return (%)*	6.18	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.46	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	0.75	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	0.42	1.16	0.86	(3.14)
Class I net assets at end of year (in thousands)	$13,474	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	29	79	73	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2015

Financial Highlights

International Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.24	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	0.66	(0.47)	1.94	0.58
Total from investment operations	0.77	(0.30)	2.09	0.58
Less distributions from:
Net investment income	0.04	0.11	0.24	0.02
Net realized gain	0.07	—	—	—
Total distributions	0.11	0.11	0.24	0.02
Net asset value, end of year	$12.90	$12.24	$12.65	$10.80
Total return (%)*	6.33	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.98	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.15	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	0.88	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	0.71	1.24	1.11	(0.78)
Institutional Class net assets at end of year (in thousands)	$102,227	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	29	79	73	16

(a)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	177

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.76	$14.28	$12.05	$10.56	$12.12
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.09	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.06	(0.60)	2.25	1.75	(1.69)
Total from investment operations	0.21	(0.44)	2.34	1.86	(1.56)
Less distributions from:
Net investment income	0.12	0.08	0.11	0.37	—
Net realized gain	—	—	—	—	—
Total distributions	0.12	0.08	0.11	0.37	—
Net asset value, end of year	$13.85	$13.76	$14.28	$12.05	$10.56
Total return (%)	1.54	(3.09)	19.47	17.57	(12.87)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.32	1.38	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.60	1.56	1.65	1.71	1.60
Net investment income (loss), net of waivers and reimbursements	1.01	1.11	0.73	0.95	1.09
Net investment income (loss), before waivers and reimbursements	0.73	0.93	0.53	0.69	0.94
Class N net assets at end of year (in thousands)	$3,020	$3,497	$4,307	$5,648	$6,773
Portfolio turnover rate (%)	54	73	88	80	99

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.91	$14.43	$12.18	$10.67	$12.22
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.19	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.07	(0.59)	2.26	1.77	(1.72)
Total from investment operations	0.25	(0.40)	2.40	1.91	(1.55)
Less distributions from:
Net investment income	0.18	0.12	0.15	0.40	—
Net realized gain	—	—	—	—	—
Total distributions	0.18	0.12	0.15	0.40	—
Net asset value, end of year	$13.98	$13.91	$14.43	$12.18	$10.67
Total return (%)	1.80	(2.80)	19.74	17.89	(12.68)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.34	1.32	1.41	1.44	1.33
Net investment income (loss), net of waivers and reimbursements	1.26	1.35	1.07	1.17	1.43
Net investment income (loss), before waivers and reimbursements	0.99	1.16	0.86	0.93	1.30
Class I net assets at end of year (in thousands)	$60,886	$65,012	$75,271	$64,536	$68,884
Portfolio turnover rate (%)	54	73	88	80	99

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2015

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.01	$12.70	$10.82	$9.27	$10.78
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.21	0.13	0.13	0.16
Net realized and unrealized gain (loss) on investments	0.08	(0.65)	2.00	1.57	(1.47)
Total from investment operations	0.23	(0.44)	2.13	1.70	(1.31)
Less distributions from:
Net investment income	0.12	0.25	0.25	0.15	0.20
Net realized gain	—	—	—	—	—
Total distributions	0.12	0.25	0.25	0.15	0.20
Net asset value, end of year	$12.12	$12.01	$12.70	$10.82	$9.27
Total return (%)	1.91	(3.50)	19.78	18.31	(12.12)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.76	1.63	1.12	1.16	1.10
Net investment income (loss), net of waivers and reimbursements	1.23	1.61	1.12	1.28	1.48
Net investment income (loss), before waivers and reimbursements	0.47	1.01	1.10	1.22	1.48
Institutional Class net assets at end of year (in thousands)	$16,030	$14,574	$100,805	$109,690	$111,474
Portfolio turnover rate (%)	54	61	84	86	91

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	179

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.24	$26.30	$22.43	$18.68	$21.85
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.31	0.27	0.26	0.26
Net realized and unrealized gain (loss) on investments	(0.25)	(1.15)	3.89	4.16	(3.43)
Total from investment operations	(0.07)	(0.84)	4.16	4.42	(3.17)
Less distributions from:
Net investment income	0.23	0.22	0.29	0.67	—
Net realized gain	—	—	—	—	—
Total distributions	0.23	0.22	0.29	0.67	—
Net asset value, end of year	$24.94	$25.24	$26.30	$22.43	$18.68
Total return (%)	(0.27)	(3.19)	18.57	23.67	(14.51)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.42	1.44	1.44	1.44	1.45
Expenses, before waivers and reimbursements	1.42	1.44	1.44	1.44	1.46
Net investment income (loss), net of waivers and reimbursements	0.71	1.17	1.13	1.25	1.22
Net investment income (loss), before waivers and reimbursements	0.71	1.17	1.13	1.25	1.21
Class N net assets at end of year (in thousands)	$1,023,588	$978,433	$1,418,083	$1,269,736	$1,277,534
Portfolio turnover rate (%)	70	79	97	81	103

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.82	$26.91	$22.94	$19.10	$22.34
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.36	0.35	0.32	0.30
Net realized and unrealized gain (loss) on investments	(0.28)	(1.13)	3.99	4.25	(3.48)
Total from investment operations	(0.01)	(0.77)	4.34	4.57	(3.18)
Less distributions from:
Net investment income	0.30	0.32	0.37	0.73	0.06
Net realized gain	—	—	—	—	—
Total distributions	0.30	0.32	0.37	0.73	0.06
Net asset value, end of year	$25.51	$25.82	$26.91	$22.94	$19.10
Total return (%)	(0.03)	(2.86)	18.96	23.96	(14.23)
Ratios to average daily net assets (%):
Expenses	1.14	1.14	1.11	1.15	1.15
Net investment income (loss)	1.02	1.36	1.43	1.51	1.40
Class I net assets at end of year (in thousands)	$2,655,156	$2,705,054	$2,877,541	$2,402,897	$1,951,368
Portfolio turnover rate (%)	70	79	97	81	103

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2015

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.26	$17.40	$14.89	$12.39	$14.37
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.26	0.25	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.18)	(0.71)	2.56	2.76	(2.17)
Total from investment operations	0.01	(0.45)	2.81	2.99	(1.96)
Less distributions from:
Net investment income	0.09	0.32	0.30	0.49	0.02
Net realized gain	0.10	1.37	—	—	—
Total distributions	0.19	1.69	0.30	0.49	0.02
Net asset value, end of year	$15.08	$15.26	$17.40	$14.89	$12.39
Total return (%)	0.09	(2.66)	18.90	24.11	(13.66)
Ratios to average daily net assets (%):
Expenses	0.96	0.97	0.97	0.98	0.99
Net investment income (loss)	1.18	1.50	1.58	1.64	1.51
Institutional Class net assets at end of year (in thousands)	$2,335,632	$2,339,169	$2,440,149	$1,974,130	$1,542,594
Portfolio turnover rate (%)	70	83	97	83	111

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	181

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.56	$16.08	$13.46	$11.36	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.16	(1.38)	3.35	2.27	(1.66)
Total from investment operations	1.21	(1.35)	3.45	2.35	(1.59)
Less distributions from:
Net investment income	0.24	0.18	0.16	0.25	0.12
Net realized gain	0.03	1.99	0.67	—	—
Total distributions	0.27	2.17	0.83	0.25	0.12
Net asset value, end of year	$13.50	$12.56	$16.08	$13.46	$11.36
Total return (%)	9.67	(8.43)	25.80	20.73	(12.16)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.47	1.58	1.59	1.61	1.64
Expenses, before waivers and reimbursements	1.62	1.58	1.59	1.61	1.64
Net investment income (loss), net of waivers and reimbursements	0.34	0.20	0.67	0.65	0.55
Net investment income (loss), before waivers and reimbursements	0.19	0.20	0.67	0.65	0.55
Class N net assets at end of year (in thousands)	$11,350	$13,676	$18,910	$14,771	$18,991
Portfolio turnover rate (%)	90	127	111	76	85

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.70	$16.23	$13.58	$11.46	$13.19
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.15	0.12	0.12
Net realized and unrealized gain (loss) on investments	1.18	(1.40)	3.37	2.30	(1.69)
Total from investment operations	1.27	(1.31)	3.52	2.42	(1.57)
Less distributions from:
Net investment income	0.29	0.23	0.20	0.30	0.16
Net realized gain	0.03	1.99	0.67	—	—
Total distributions	0.32	2.22	0.87	0.30	0.16
Net asset value, end of year	$13.65	$12.70	$16.23	$13.58	$11.46
Total return (%)	10.00	(8.10)	26.11	21.10	(11.84)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.16	1.28	1.30	1.30	1.28
Expenses, before waivers and reimbursements	1.31	1.28	1.30	1.30	1.28
Net investment income (loss), net of waivers and reimbursements	0.66	0.56	0.96	0.95	0.92
Net investment income (loss), before waivers and reimbursements	0.51	0.56	0.96	0.95	0.92
Class I net assets at end of year (in thousands)	$342,232	$364,161	$508,758	$359,557	$364,574
Portfolio turnover rate (%)	90	127	111	76	85

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Annual Report	December 31, 2015

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.77	$16.32	$13.64	$11.51	$13.24
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.12	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.18	(1.41)	3.41	2.31	(1.68)
Total from investment operations	1.28	(1.29)	3.59	2.46	(1.54)
Less distributions from:
Net investment income	0.30	0.27	0.24	0.33	0.19
Net realized gain	0.03	1.99	0.67	—	—
Total distributions	0.33	2.26	0.91	0.33	0.19
Net asset value, end of year	$13.72	$12.77	$16.32	$13.64	$11.51
Total return (%)	10.03	(7.91)	26.49	21.36	(11.60)
Ratios to average daily net assets (%):
Expenses	1.08	1.06	1.06	1.08	1.08
Net investment income (loss)	0.76	0.74	1.20	1.14	1.10
Institutional Class net assets at end of year (in thousands)	$221,018	$245,103	$408,524	$345,180	$334,656
Portfolio turnover rate (%)	90	127	111	76	85

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	183

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$9.06	$9.10		$9.20	$7.68	$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05		(0.02)	0.02	0.04
Net realized and unrealized gain (loss) on investments	(1.34)	0.14		(0.05)	1.54	(2.08)
Total from investment operations	(1.32)	0.19		(0.07)	1.56	(2.04)
Less distributions from:
Net investment income	—	0.00	^	0.03	0.04	—
Net realized gain	0.01	0.23		—	—	0.62
Total distributions	0.01	0.23		0.03	0.04	0.62
Net asset value, end of year	$7.73	$9.06		$9.10	$9.20	$7.68
Total return (%)	(14.56)	2.17		(0.74)	20.37	(19.55)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.64	1.65		1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.89	1.82		1.83	2.10	1.83
Net investment income (loss), net of waivers and reimbursements	0.18	0.51		(0.23)	0.26	0.44
Net investment income (loss), before waivers and reimbursements	(0.07)	0.34		(0.41)	(0.19)	0.26
Class N net assets at end of year (in thousands)	$1,599	$1,832		$1,959	$249	$46
Portfolio turnover rate (%)	110	131		131	94	142

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.08	$9.10	$9.18	$7.66	$10.35
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.05	0.07	0.06
Net realized and unrealized gain (loss) on investments	(1.36)	0.15	(0.10)	1.51	(2.08)
Total from investment operations	(1.31)	0.23	(0.05)	1.58	(2.02)
Less distributions from:
Net investment income	0.02	0.02	0.03	0.06	0.05
Net realized gain	0.01	0.23	—	—	0.62
Return of capital	—	—	—	—	0.00 ^
Total distributions	0.03	0.25	0.03	0.06	0.67
Net asset value, end of year	$7.74	$9.08	$9.10	$9.18	$7.66
Total return (%)	(14.37)	2.62	(0.60)	20.64	(19.34)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.54	1.60	1.58	1.75	1.58
Net investment income (loss), net of waivers and reimbursements	0.53	0.84	0.51	0.83	0.69
Net investment income (loss), before waivers and reimbursements	0.28	0.64	0.33	0.48	0.51
Class I net assets at end of year (in thousands)	$32,862	$28,475	$34,590	$25,628	$21,610
Portfolio turnover rate (%)	110	131	131	94	142

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Annual Report	December 31, 2015

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.07	$9.10	$9.18	$7.65	$10.35
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.06	0.08	0.09
Net realized and unrealized gain (loss) on investments	(1.33)	0.16	(0.10)	1.52	(2.10)
Total from investment operations	(1.29)	0.24	(0.04)	1.60	(2.01)
Less distributions from:
Net investment income	0.03	0.04	0.04	0.07	0.06
Net realized gain	0.01	0.23	—	—	0.63
Return of capital	—	—	—	—	0.00 ^
Total distributions	0.04	0.27	0.04	0.07	0.69
Net asset value, end of year	$7.74	$9.07	$9.10	$9.18	$7.65
Total return (%)	(14.24)	2.68	(0.46)	20.97	(19.30)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.35	1.42	1.42	1.59	1.41
Net investment income (loss), net of waivers and reimbursements	0.49	0.83	0.68	0.90	0.90
Net investment income (loss), before waivers and reimbursements	0.39	0.66	0.51	0.56	0.74
Institutional Class net assets at end of year (in thousands)	$93,217	$75,875	$36,509	$43,102	$26,166
Portfolio turnover rate (%)	110	131	131	94	142

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	185

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.91	$13.28	$13.40	$11.16	$15.76
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.05	0.07	0.07
Net realized and unrealized gain (loss) on investments	(1.98)	0.37	0.09	2.24	(2.84)
Total from investment operations	(1.94)	0.45	0.14	2.31	(2.77)
Less distributions from:
Net investment income	—	0.08	0.01	0.07	—
Net realized gain	0.12	0.74	0.25	—	1.83
Total distributions	0.12	0.82	0.26	0.07	1.83
Net asset value, end of year	$10.85	$12.91	$13.28	$13.40	$11.16
Total return (%)	(15.03)	3.40	1.05	20.70	(17.29)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.64	1.68	1.69	1.68
Expenses, before waivers and reimbursements	1.65	1.64	1.68	1.69	1.68
Net investment income (loss), net of waivers and reimbursements	0.33	0.55	0.39	0.59	0.48
Net investment income (loss), before waivers and reimbursements	0.18	0.55	0.39	0.59	0.48
Class N net assets at end of year (in thousands)	$9,367	$12,638	$13,723	$16,724	$17,474
Portfolio turnover rate (%)	121	101	118	90	104

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.01	$13.38	$13.50	$11.25	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.11	0.08	0.11	0.11
Net realized and unrealized gain (loss) on investments	(2.00)	0.37	0.10	2.25	(2.85)
Total from investment operations	(1.93)	0.48	0.18	2.36	(2.74)
Less distributions from:
Net investment income	—	0.11	0.05	0.11	0.05
Net realized gain	0.12	0.74	0.25	—	1.83
Total distributions	0.12	0.85	0.30	0.11	1.88
Net asset value, end of year	$10.96	$13.01	$13.38	$13.50	$11.25
Total return (%)	(14.83)	3.65	1.36	21.01	(17.00)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.40	1.41	1.41	1.38
Expenses, before waivers and reimbursements	1.40	1.40	1.41	1.41	1.38
Net investment income (loss), net of waivers and reimbursements	0.58	0.79	0.62	0.86	0.77
Net investment income (loss), before waivers and reimbursements	0.43	0.79	0.62	0.86	0.77
Class I net assets at end of year (in thousands)	$130,491	$166,488	$152,588	$144,942	$124,739
Portfolio turnover rate (%)	121	101	118	90	104

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Annual Report	December 31, 2015

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.09	$13.46	$13.59	$11.32	$15.96
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.14	0.12	0.14	0.14
Net realized and unrealized gain (loss) on investments	(2.00)	0.37	0.08	2.27	(2.87)
Total from investment operations	(1.92)	0.51	0.20	2.41	(2.73)
Less distributions from:
Net investment income	—	0.14	0.08	0.14	0.08
Net realized gain	0.12	0.74	0.25	—	1.83
Total distributions	0.12	0.88	0.33	0.14	1.91
Net asset value, end of year	$11.05	$13.09	$13.46	$13.59	$11.32
Total return (%)	(14.67)	3.85	1.49	21.28	(16.82)
Ratios to average daily net assets (%):
Expenses	1.17	1.18	1.19	1.20	1.19
Net investment income (loss)	0.61	1.00	0.87	1.12	0.93
Institutional Class net assets at end of year (in thousands)	$739,253	$806,708	$833,711	$802,571	$675,633
Portfolio turnover rate (%)	121	101	118	90	104

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	187

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$16.52	$15.12	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	(1.05)	2.13	2.08		3.27	(0.27)
Total from investment operations	(1.06)	2.17	2.13		3.33	(0.27)
Less distributions from:
Net investment income	—	0.03	—		0.07	—
Net realized gain	0.62	0.74	0.00	^	—	—
Total distributions	0.62	0.77	0.00	^	0.07	—
Net asset value, end of year	$14.84	$16.52	$15.12		$12.99	$9.73
Total return (%)*	(6.40)	14.41	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.94	1.74	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	(0.06)	0.21	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	(0.35)	0.12	(0.16)		(2.54)	(7.80)
Class N net assets at end of year (in thousands)	$11,306	$10,745	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	167	124	138		78	17

	Class I
	Periods Ended December 31,
	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$16.52	$15.13	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	(1.05)	2.20	2.12		3.29	(0.28)
Total from investment operations	(1.00)	2.22	2.17		3.37	(0.27)
Less distributions from:
Net investment income	—	0.09	0.03		0.11	—
Net realized gain	0.62	0.74	0.00	^	—	—
Total distributions	0.62	0.83	0.03		0.11	—
Net asset value, end of year	$14.90	$16.52	$15.13		$12.99	$9.73
Total return (%)*	(6.03)	14.73	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.31	1.40	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.52	1.49	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	0.30	0.15	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.09	0.06	0.03		(2.30)	(7.55)
Class I net assets at end of year (in thousands)	$162,375	$119,662	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	167	124	138		78	17

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods that are less than a year.
**	Annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Annual Report	December 31, 2015

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Periods Ended December 31,
	2015	2014	2013		2012(a)
Net asset value, beginning of year	$16.53	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	(1.05)	2.18	2.11		0.21
Total from investment operations	(0.99)	2.24	2.18		0.21
Less distributions from:
Net investment income	0.00 ^	0.11	0.04		—
Net realized gain	0.62	0.74	0.00	^	—
Total distributions	0.62	0.85	0.04		—
Net asset value, end of year	$14.92	$16.53	$15.14		$13.00
Total return (%)*	(5.97)	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.31	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.34	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.28	0.28	0.16		(1.93)
Institutional Class net assets at end of year (in thousands)	$123,160	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	167	124	138		78

(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	189

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.74	$10.60		$11.28	$10.91	$10.70
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.31		0.32	0.36	0.43
Net realized and unrealized gain (loss) on investments	(0.29)	0.23		(0.47)	0.53	0.34
Total from investment operations	(0.02)	0.54		(0.15)	0.89	0.77
Less distributions from:
Net investment income	0.38	0.40		0.42	0.45	0.47
Net realized gain	—	0.00	^	0.11	0.07	0.09
Total distributions	0.38	0.40		0.53	0.52	0.56
Net asset value, end of year	$10.34	$10.74		$10.60	$11.28	$10.91
Total return (%)	(0.23)	5.10		(1.37)	8.33	7.41
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.61	0.65		0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.79	0.85		0.82	0.81	0.76
Net investment income (loss), net of waivers and reimbursements	2.60	2.90		2.89	3.25	3.97
Net investment income (loss), before waivers and reimbursements	2.42	2.70		2.72	3.09	3.86
Class N net assets at end of year (in thousands)	$139,303	$16,720		$11,389	$32,867	$8,345
Portfolio turnover rate (%)	32	35		41	25	28

	Class I
	Years Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.64	$10.49		$11.17	$10.80	$10.59
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.33		0.33	0.38	0.45
Net realized and unrealized gain (loss) on investments	(0.31)	0.23		(0.48)	0.52	0.33
Total from investment operations	—	0.56		(0.15)	0.90	0.78
Less distributions from:
Net investment income	0.40	0.41		0.42	0.46	0.48
Net realized gain	—	0.00	^	0.11	0.07	0.09
Total distributions	0.40	0.41		0.53	0.53	0.57
Net asset value, end of year	$10.24	$10.64		$10.49	$11.17	$10.80
Total return (%)	(0.05)	5.37		(1.28)	8.54	7.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.41	0.50		0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.59	0.60		0.58	0.56	0.55
Net investment income (loss), net of waivers and reimbursements	2.93	3.07		3.05	3.45	4.17
Net investment income (loss), before waivers and reimbursements	2.75	2.97		2.97	3.39	4.12
Class I net assets at end of year (in thousands)	$237,587	$149,466		$145,939	$172,836	$154,224
Portfolio turnover rate (%)	32	35		41	25	28

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Annual Report	December 31, 2015

Financial Highlights

Bond Fund

	Institutional Class
	Years Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.63	$10.48		$11.16	$10.80	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.34		0.35	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.31)	0.23		(0.48)	0.51	0.36
Total from investment operations	0.01	0.57		(0.13)	0.91	0.81
Less distributions from:
Net investment income	0.41	0.42		0.44	0.48	0.50
Net realized gain	—	0.00	^	0.11	0.07	0.09
Total distributions	0.41	0.42		0.55	0.55	0.59
Net asset value, end of year	$10.23	$10.63		$10.48	$11.16	$10.80
Total return (%)	0.01	5.53		(1.13)	8.61	7.88
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35		0.35	0.35	0.35
Expenses, before waivers and reimbursements	0.38	0.41		0.39	0.38	0.39
Net investment income (loss), net of waivers and reimbursements	3.01	3.23		3.19	3.60	4.24
Net investment income (loss), before waivers and reimbursements	2.98	3.17		3.15	3.57	4.20
Institutional Class net assets at end of year (in thousands)	$103,904	$97,341		$87,527	$91,039	$69,447
Portfolio turnover rate (%)	32	35		41	25	28

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	191

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.12	$9.11	$9.55	$9.32	$9.22
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.18	0.20	0.24	0.32
Net realized and unrealized gain (loss) on investments	(0.11)	0.10	(0.35)	0.31	0.15
Total from investment operations	0.04	0.28	(0.15)	0.55	0.47
Less distributions from:
Net investment income	0.26	0.27	0.29	0.32	0.37
Net realized gain	—	—	—	—	—
Total distributions	0.26	0.27	0.29	0.32	0.37
Net asset value, end of year	$8.90	$9.12	$9.11	$9.55	$9.32
Total return (%)	0.39	3.06	(1.61)	6.00	5.21
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.81	0.84	0.85	0.83	0.85
Expenses, before waivers and reimbursements	0.81	0.84	1.03	0.83	0.91
Net investment income (loss), net of waivers and reimbursements	1.71	1.99	2.13	2.49	3.40
Net investment income (loss), before waivers and reimbursements	1.71	1.99	1.95	2.49	3.34
Class N net assets at end of year (in thousands)	$32,942	$34,020	$41,662	$68,947	$44,802
Portfolio turnover rate (%)	21	30	41	33	39

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.05	$9.05	$9.48	$9.25	$9.15
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.20	0.21	0.26	0.34
Net realized and unrealized gain (loss) on investments	(0.12)	0.09	(0.34)	0.31	0.15
Total from investment operations	0.06	0.29	(0.13)	0.57	0.49
Less distributions from:
Net investment income	0.28	0.29	0.30	0.34	0.39
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.29	0.30	0.34	0.39
Net asset value, end of year	$8.83	$9.05	$9.05	$9.48	$9.25
Total return (%)	0.63	3.20	(1.41)	6.28	5.46
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.55	0.59	0.70	0.58	0.64
Expenses, before waivers and reimbursements	0.55	0.59	0.77	0.58	0.64
Net investment income (loss), net of waivers and reimbursements	1.97	2.24	2.30	2.78	3.66
Net investment income (loss), before waivers and reimbursements	1.97	2.24	2.23	2.78	3.66
Class I net assets at end of year (in thousands)	$62,722	$64,834	$64,152	$72,830	$67,183
Portfolio turnover rate (%)	21	30	41	33	39

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

192	Annual Report	December 31, 2015

Financial Highlights

Low Duration Fund

	Class N
	Years Ended December 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$9.38	$9.52		$9.83	$9.82	$9.90
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.11		0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.07)	(0.00	)^	(0.16)	0.14	0.02
Total from investment operations	—	0.11		(0.06)	0.27	0.17
Less distributions from:
Net investment income	0.22	0.25		0.25	0.26	0.25
Net realized gain	—	—		—	—	—
Total distributions	0.22	0.25		0.25	0.26	0.25
Net asset value, end of year	$9.16	$9.38		$9.52	$9.83	$9.82
Total return (%)	0.01	1.20		(0.62)	2.80	1.73
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.60	0.70		0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.77	0.75		0.71	0.74	0.73
Net investment income (loss), net of waivers and reimbursements	0.71	1.19		1.06	1.37	1.52
Net investment income (loss), before waivers and reimbursements	0.54	1.14		1.05	1.33	1.49
Class N net assets at end of year (in thousands)	$2,712	$4,969		$5,158	$11,216	$6,260
Portfolio turnover rate (%)	106	83		56	20	43

	Class I
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.37	$9.52	$9.83	$9.82	$9.89
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.13	0.12	0.15	0.17
Net realized and unrealized gain (loss) on investments	(0.05)	(0.01)	(0.17)	0.14	0.02
Total from investment operations	0.03	0.12	(0.05)	0.29	0.19
Less distributions from:
Net investment income	0.24	0.27	0.26	0.28	0.26
Net realized gain	—	—	—	—	—
Total distributions	0.24	0.27	0.26	0.28	0.26
Net asset value, end of year	$9.16	$9.37	$9.52	$9.83	$9.82
Total return (%)	0.30	1.24	(0.47)	2.96	1.99
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.42	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.59	0.60	0.56	0.57	0.58
Net investment income (loss), net of waivers and reimbursements	0.87	1.35	1.24	1.52	1.67
Net investment income (loss), before waivers and reimbursements	0.70	1.30	1.23	1.50	1.64
Class I net assets at end of year (in thousands)	$107,137	$104,433	$122,583	$157,213	$82,828
Portfolio turnover rate (%)	106	83	56	20	43

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	193

Financial Highlights

Low Duration Fund

	Institutional Class
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.38	$9.53	$9.83	$9.83	$9.90
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.07)	(0.01)	(0.15)	0.12	0.03
Total from investment operations	0.02	0.13	(0.02)	0.29	0.21
Less distributions from:
Net investment income	0.24	0.28	0.28	0.29	0.28
Net realized gain	—	—	—	—	—
Total distributions	0.24	0.28	0.28	0.29	0.28
Net asset value, end of year	$9.16	$9.38	$9.53	$9.83	$9.83
Total return (%)	0.22	1.40	(0.20)	3.01	2.14
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.40	0.40	0.39	0.40	0.40
Expenses, before waivers and reimbursements	0.42	0.43	0.39	0.41	0.42
Net investment income (loss), net of waivers and reimbursements	0.94	1.45	1.37	1.68	1.81
Net investment income (loss), before waivers and reimbursements	0.92	1.42	1.37	1.67	1.79
Institutional Class net assets at end of year (in thousands)	$21,863	$68,095	$46,485	$118,401	$68,059
Portfolio turnover rate (%)	106	83	56	20	43

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

194	Annual Report	December 31, 2015

Financial Highlights

Macro Allocation Fund

	Class N
	Periods Ended December 31,		Periods Ended October 31,
	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$12.14	$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	(0.80)	(0.31)	0.76	1.59	1.24
Total from investment operations	(0.76)	(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	0.06	0.66	0.09	0.11	0.07
Net realized gain	—	—	0.23	0.20	—
Total distributions	0.06	0.66	0.32	0.31	0.07
Net asset value, end of year	$11.32	$12.14	$13.07	$12.61	$11.28
Total return (%)*	(6.24)	(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.27	1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.27	1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.42	1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.32	2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.17	1.98	0.07	0.08	(0.36)
Class N net assets at end of year (in thousands)	$150,606	$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	34	17	59	10	40

	Class I
	Periods Ended December 31,		Periods Ended October 31,
	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$12.22	$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	(0.82)	(0.31)	0.78	1.60	1.22
Total from investment operations	(0.73)	(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	0.11	0.67	0.10	0.12	0.07
Net realized gain	—	—	0.23	0.20	—
Total distributions	0.11	0.67	0.33	0.32	0.07
Net asset value, end of year	$11.38	$12.22	$13.15	$12.66	$11.31
Total return (%)*	(6.00)	(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.98	1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	0.99	1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.14	1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.73	2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.58	2.33	0.27	0.45	(0.09)
Class I net assets at end of year (in thousands)	$1,155,051	$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	34	17	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2015	William Blair Funds	195

Financial Highlights

Macro Allocation Fund

	Institutional Class
			Periods Ended
	Periods Ended December 31,		October 31,
	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.84)	(0.31)	0.79	0.03
Total from investment operations	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	0.12	0.67	0.10	—
Net realized gain	—	—	0.23	—
Total distributions.	0.12	0.67	0.33	—
Net asset value, end of year	$11.39	$12.23	$13.16	$12.66
Total return (%)*	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.95	2.54	0.32	(1.10)
Institutional Class net assets at end of year (in thousands)	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	34	17	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

196	Annual Report	December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the William Blair Funds (comprising, respectively, the Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund (in liquidation), International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively, the “Funds”)) as of December 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the William Blair Funds at December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2016

December 31, 2015	William Blair Funds	197

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair: Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair MAS Ltd.
Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	25	Potbelly Corporation
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	25	AmericaFirst Quantitative Funds (5 portfolios)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because of their positions at William Blair.

See accompanying Notes to Financial Statements.

198	Annual Report	December 31, 2015

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served[1]	During Past 5 Years	by Trustee	Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (66 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946[3]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University, 2007 to 2014; prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian has served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) since September 2001. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.
(3)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	199

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

Officers

Michael P. Balkin,	Senior Vice President	Since 2008	Partner, William Blair
1959

Stephanie G. Braming,	Senior Vice President	Since 2014	Partner, William Blair
1970

Karl W. Brewer,	Senior Vice President	Since 2000	Partner, William Blair
1966

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); prior thereto, Associate, William Blair (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011)

Daniel Crowe, 1972	Senior Vice President	Since 2015	Partner, William Blair (since 2011); prior thereto, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); prior thereto, Associate, William Blair (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn,	Senior Vice President	Since 2013	Partner, William Blair
1961

David C. Fording,	Senior Vice President	Since 2006	Partner, William Blair
1967

James S. Golan,	Senior Vice President	Since 2005	Partner, William Blair
1961

Michael A. Jancosek,	Senior Vice President	Since 2000	Partner, William Blair
1959

John F. Jostrand,	Senior Vice President	Since 1999	Partner, William Blair
1954

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair (since 2011); prior thereto, Associate, William Blair

Robert C. Lanphier IV,	Senior Vice President	Since 2003	Partner, William Blair
1956

Mark T. Leslie,	Senior Vice President	Since 2005	Partner, William Blair
1967

Kenneth J. McAtamney,	Senior Vice President	Since 2008	Partner, William Blair
1966

Todd M. McClone,	Senior Vice President	Since 2005	Partner, William Blair
1968

David Merjan,	Senior Vice President	Since 2008	Partner, William Blair
1960

David S. Mitchell,	Senior Vice President	Since 2003	Partner, William Blair
1960

John C. Murphy,	Senior Vice President	Since 2014	Partner, William Blair
1969

Casey K. Preyss,	Senior Vice President	Since 2015	Partner, William Blair
1976

See accompanying Notes to Financial Statements.

200	Annual Report	December 31, 2015

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years

David P. Ricci,	Senior Vice President	Since 2006	Partner, William Blair
1958

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair (since 2012); prior thereto, Associate, William Blair (2011-2012), Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina,	Senior Vice President	Since 1998	Partner, William Blair
1955

Christopher T. Vincent,	Senior Vice President	Since 2002	Partner, William Blair
1956

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia,	Treasurer	Since 2000	Associate, William Blair
1961

Andrew T. Pfau,	Secretary	Since 2009	Associate, William Blair
1970

John M. Raczek,	Assistant Treasurer	Since 2010	Associate, William Blair
1970

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

December 31, 2015	William Blair Funds	201

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2015 (in thousands):

Fund	Capital Gain Dividend
Growth	$96,737
Large Cap Growth	6,130
Large Cap Value	354
Mid Cap Growth	41,383
Mid Cap Value	587
Small-Mid Cap Growth	59,064
Small-Mid Cap Value	206
Small Cap Growth	29,587
Small Cap Value	1,943
Global Leaders	8,459
Global Small Cap Growth	457
International Leaders	653
Institutional International Growth	15,858
International Small Cap Growth	1,505
Emerging Markets Leaders	172
Emerging Markets Growth	9,858
Emerging Markets Small Cap Growth	11,724

202	Annual Report	December 31, 2015

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Equity Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to December 31, 2015.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2015	William Blair Funds	203

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2015	12/31/2015	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,022.18	$6.07	1.19%
Class N-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.19
Class I-actual return	$1,000.00	$1,024.20	$4.54	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.51	$4.59	0.89
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,012.35	$5.43	1.07
Class N-hypothetical 5% return	$1,000.00	$1,044.61	$5.51	1.07
Class I-actual return	$1,000.00	$1,012.76	$4.16	0.82
Class I-hypothetical 5% return	$1,000.00	$1,045.87	$4.23	0.82
Large Cap Value Fund
Class N-actual return	$1,000.00	$952.18	$5.27	1.07
Class N-hypothetical 5% return	$1,000.00	$1,044.61	$5.51	1.07
Class I-actual return	$1,000.00	$952.77	$4.04	0.82
Class I-hypothetical 5% return	$1,000.00	$1,045.87	$4.23	0.82
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$953.67	$6.50	1.32
Class N-hypothetical 5% return	$1,000.00	$1,043.35	$6.80	1.32
Class I-actual return	$1,000.00	$955.06	$5.27	1.07
Class I-hypothetical 5% return	$1,000.00	$1,044.61	$5.51	1.07
Mid Cap Value Fund
Class N-actual return	$1,000.00	$956.38	$6.51	1.32
Class N-hypothetical 5% return	$1,000.00	$1,043.35	$6.80	1.32
Class I-actual return	$1,000.00	$958.12	$5.28	1.07
Class I-hypothetical 5% return	$1,000.00	$1,044.61	$5.51	1.07
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$959.14	$6.67	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$960.53	$5.44	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$950.57	$6.74	1.37
Class N-hypothetical 5% return	$1,000.00	$1,043.09	$7.06	1.37
Class I-actual return	$1,000.00	$951.89	$5.51	1.12
Class I-hypothetical 5% return	$1,000.00	$1,044.35	$5.77	1.12
Small Cap Growth Fund
Class N-actual return	$1,000.00	$925.20	$7.28	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$926.44	$6.07	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$935.44	$7.32	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$937.04	$6.05	1.24
Class I-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Global Leaders Fund
Class N-actual return	$1,000.00	$977.82	$6.93	1.39
Class N-hypothetical 5% return	$1,000.00	$1,042.99	$7.16	1.39
Class I-actual return	$1,000.00	$979.78	$5.49	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Institutional Class-actual return	$1,000.00	$979.70	$5.31	1.03
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.81	$5.31	1.03
Global Small Cap Growth Fund (In Liquidation)
Class N-actual return	$1,000.00	$995.22	$8.30	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.68	$8.49	1.65
Class I-actual return	$1,000.00	$997.95	$6.35	1.26
Class I-hypothetical 5% return	$1,000.00	$1,043.65	$6.49	1.26

204	Annual Report	December 31, 2015

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2015	12/31/2015	the Period (a)	Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$984.56	$6.20	1.24%
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.39	1.24
Class I-actual return	$1,000.00	$985.35	$5.65	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.82	1.13
Institutional Class-actual return	$1,000.00	$986.01	$4.91	0.98
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.06	$5.05	0.98
International Equity Fund
Class N-actual return	$1,000.00	$954.99	$6.50	1.32
Class N-hypothetical 5% return	$1,000.00	$1,043.35	$6.80	1.32
Class I-actual return	$1,000.00	$956.11	$5.28	1.07
Class I-hypothetical 5% return	$1,000.00	$1,044.61	$5.51	1.07
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$956.24	$4.93	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
International Growth Fund
Class N-actual return	$1,000.00	$940.63	$6.95	1.42
Class N-hypothetical 5% return	$1,000.00	$1,042.84	$7.31	1.42
Class I-actual return	$1,000.00	$941.69	$5.58	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.87	1.14
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$942.85	$4.70	0.96
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.16	$4.95	0.96
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,025.64	$7.51	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.59	$7.57	1.47
Class I-actual return	$1,000.00	$1,027.94	$5.93	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.15	$5.98	1.16
Institutional Class-actual return	$1,000.00	$1,027.89	$5.52	1.08
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.56	$5.57	1.08
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$845.95	$7.63	1.64
Class N-hypothetical 5% return	$1,000.00	$1,041.73	$8.44	1.64
Class I-actual return	$1,000.00	$846.97	$6.01	1.29
Class I-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.29
Institutional Class-actual return	$1,000.00	$848.20	$5.82	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$829.81	$6.92	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$831.22	$5.77	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Institutional Class-actual return	$1,000.00	$831.74	$5.40	1.17
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.10	$6.03	1.17
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$886.63	$7.85	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.68	$8.49	1.65
Class I-actual return	$1,000.00	$888.56	$6.24	1.31
Class I-hypothetical 5% return	$1,000.00	$1,043.40	$6.75	1.31
Institutional Class-actual return	$1,000.00	$889.18	$5.95	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Bond Fund
Class N-actual return	$1,000.00	$994.29	$3.07	0.61
Class N-hypothetical 5% return	$1,000.00	$1,046.92	$3.15	0.61
Class I-actual return	$1,000.00	$996.10	$2.06	0.41
Class I-hypothetical 5% return	$1,000.00	$1,047.93	$2.12	0.41
Institutional Class-actual return	$1,000.00	$996.41	$1.76	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.24	$1.81	0.35

December 31, 2015	William Blair Funds	205

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2015	12/31/2015	the Period (a)	Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$997.69	$4.08	0.81%
Class N-hypothetical 5% return	$1,000.00	$1,045.92	$4.18	0.81
Class I-actual return	$1,000.00	$998.98	$2.77	0.55
Class I-hypothetical 5% return	$1,000.00	$1,047.23	$2.84	0.55
Low Duration Fund
Class N-actual return	$1,000.00	$999.55	$3.02	0.60
Class N-hypothetical 5%	$1,000.00	$1,046.98	$3.10	0.60
Class I-actual return	$1,000.00	$1,000.56	$2.12	0.42
Class I-hypothetical 5%	$1,000.00	$1,047.88	$2.17	0.42
Institutional Class-actual return	$1,000.00	$1,000.70	$2.02	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40
Macro Allocation Fund
Class N-actual return	$1,000.00	$901.22	$6.09	1.27
Class N-hypothetical 5%	$1,000.00	$1,043.60	$6.54	1.27
Class I-actual return	$1,000.00	$902.31	$4.70	0.98
Class I-hypothetical 5%	$1,000.00	$1,045.01	$5.05	0.98
Institutional Class-actual return	$1,000.00	$902.43	$4.32	0.90
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184, and divided by 365 (to reflect the one-half year period).

206	Annual Report	December 31, 2015

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Richard W. Smirl, Senior Vice President
Partner, William Blair
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
David F. Hone, Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

December 31, 2015	William Blair Funds	207

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Large Cap Value Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund	MULTI-ASSET AND
Small-Mid Cap Growth Fund	International Equity Fund	ALTERNATIVE
Small-Mid Cap Value Fund	Institutional International Equity Fund	Macro Allocation Fund
Small Cap Growth Fund	International Growth Fund
Small Cap Value Fund	Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		222 West Adams Street
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2014 and 2015, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $708,600 and $719,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2014 and 2015, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended December 31, 2014 and 2015, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2014 and 2015, E&Y billed the Registrant $256,150 and $311,900, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2014 and 2015, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2014 and 2015, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2014 and 2015, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 25, 2016

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 25, 2016